BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.

BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

July 25, 2012

Dear Stockholder:

You are cordially invited to attend a joint special stockholder meeting (the “Special Meeting”) of BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”), BlackRock Diversified Income Strategies Fund, Inc. (“DVF”) and BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA” and together with FRB and DVF, each a “Fund,” and collectively, the “Funds”), each a Maryland corporation, to be held at the offices of BlackRock, Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, September 13, 2012 at 9:00 a.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting FRB, DVF and FRA, which are described in the enclosed Joint Proxy Statement/Prospectus.

Stockholders of FRB and DVF are being asked to consider the reorganization of their Fund with and into FRA (the “Reorganizations”), a fund with the same or substantially similar (but not identical) investment objective and investment policies. Stockholders of FRA are being asked to consider the issuance of additional shares of common stock of FRA (the “Issuances”) in connection with the Reorganizations.

The Board of Directors of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its stockholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	by touch-tone telephone;

•	by internet;

•	by returning the enclosed proxy card in the postage-paid envelope; or

•	in person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

July 25, 2012

IMPORTANT NOTICE

TO STOCKHOLDERS OF

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.

BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a stockholder meeting being held?

A:	Stockholders of BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) and BlackRock Diversified Income Strategies Fund, Inc. (DVF): You are being asked to vote on the reorganization (each, a “Reorganization” and, collectively, the “Reorganizations”) of FRB and DVF (each such fund being referred to herein as a “Target Fund” and together, the “Target Funds”), as applicable, into BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA” or the “Acquiring Fund” and, together with the Target Funds, each, a “Fund” and collectively, the “Funds”), a closed-end fund that pursues an investment objective and has investment policies that are either the same or substantially similar (but not identical) to those of each of the Target Funds and has the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), as the Target Funds. The term “Combined Fund” will refer to FRA as the surviving Fund after the Reorganizations.

Stockholders of BlackRock Floating Rate Income Strategies Fund, Inc. (FRA): You are being asked to vote on the issuance of additional shares of common stock of the Acquiring Fund in connection with the Reorganizations.

Q:	Why are the Reorganizations being recommended?

A:	The Board of Directors of each Fund (collectively, the “Boards”) anticipates that the Reorganizations will benefit the stockholders of each of the Target Funds and the Acquiring Fund by providing certain of the following benefits as applicable to each Fund: the potential for a lower operating expense ratio than each of the Funds had prior to the Reorganization, portfolio management and administrative efficiencies, enhanced market liquidity, marketing benefits and higher earnings which may support a higher distribution yield than each of the Funds prior to the Reorganization (assuming all other conditions remain the same). Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Under current market conditions and all other things being equal, the earnings rate of the Combined Fund is expected to be higher than the current earnings rate of each of the Funds prior to the Reorganization, which in turn is projected to support a higher distribution level based on net asset value (“NAV”) than each Fund prior to the Reorganization. Of course, no assurance can be given that the shares of common stock of the Combined Fund will trade at or about the current market price of FRA after the Reorganization. If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:	The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (as defined below) for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012. For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively. For the fiscal year ended February 29, 2012, FRB’s Total Expense Ratio was 1.68% and for the 12-month period ended February 29, 2012, FRA’s and DVF’s Total Expense Ratios were 1.67% and 1.74%, respectively. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its shares of common stock.

The Boards believe that the completion of the Reorganization would result in a reduced Total Expense Ratio for each Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. If only one of the Reorganizations is approved, the Boards anticipate a smaller reduction in the Total Expense Ratio of the Funds. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus.

Each of the Funds currently pays the Investment Adviser a contractual management fee at an annual rate of 0.75% based on an aggregate of (i) the Combined Fund’s average daily net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily managed assets”). The contractual management fees will not increase following the Reorganizations as the Combined Fund will pay the Investment Adviser the same contractual management fee that each of the Funds currently pays the Investment Adviser. However, the effective management fee as a percentage of average net assets attributable to shares of common stock for the Combined Fund will increase by 0.01% for FRA and FRB because the Combined Fund utilizes a larger amount of leverage than FRA and FRB currently utilize.

Q:	What happens if stockholders of one Target Fund do not approve its Reorganization but stockholders of the other Target Fund approve their Reorganization?

A:	An unfavorable vote on a proposed Reorganization by the stockholders of one Target Fund will not affect the implementation of the Reorganization of the other Target Fund, if the other Reorganization is approved by the stockholders of the other Target Fund and the issuance of additional shares of common stock of the Acquiring Fund is approved by the stockholders of the Acquiring Fund with respect to the other Target Fund. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	What happens if stockholders of the Acquiring Fund do not approve the issuance of additional shares of common stock in connection with the Reorganization of one Target Fund but approve the issuance of additional shares of common stock in connection with the Reorganization of the other Target Fund?

A:	An unfavorable vote by stockholders of the Acquiring Fund on the issuance of additional shares of common stock in connection with the Reorganization of one Target Fund will not affect the implementation of the Reorganization by the other Target Fund, if the issuance of additional shares of common stock in connection with the other Reorganization is approved by the stockholders of the Acquiring Fund and the other Reorganization is approved by the stockholders of the other Target Fund. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:	Each Fund is a Maryland corporation and a diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Board of each Fund consists of the same directors. Each Fund’s common stock is listed on the New York Stock Exchange. The Funds have the same investment adviser and have the same portfolio managers except that DVF has one additional portfolio manager.

Each of the investment objectives and the investment strategies and restrictions of the Funds are the same or substantially similar (but not identical). Each of the Funds has the investment objective to provide high current income; however, the Acquiring Fund and FRB also seek to provide such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. Each Fund’s investment objective(s) is a fundamental policy and may not be changed without stockholder approval. Each Fund, under normal market conditions, invests at least 80% of its net assets in floating rate debt securities.

As used throughout this notice, the Joint Proxy Statement/Prospectus and the Statement of Additional Information, “total assets” of a Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes. Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganizations be effected?

A:	Assuming Target Fund stockholders approve the Reorganizations of the Target Funds and Acquiring Fund stockholders approve the issuance of additional shares of common stock of the Acquiring Fund, each Target Fund will merge with and into a new direct, wholly-owned subsidiary of FRA (the “Merger Subsidiary”). Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into FRA, and each Target Fund will terminate its registration under the 1940 Act.

Stockholders of the Target Funds: You will become stockholders of the Acquiring Fund. You will receive newly issued shares of common stock of the Acquiring Fund, par value $0.10 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock of the particular Target Fund you held immediately prior to such Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares).

Stockholders of FRA: You will remain stockholders of FRA, which will have additional shares of common stock outstanding after the Reorganization.

Q:	Have shares of common stock of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:	The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 4, 2012, FRA, FRB and DVF each trade at a discount to their respective NAV. To the extent FRB and DVF are trading at a wider discount (or a narrower premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent FRB and DVF are trading at a narrower discount (or wider premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders may be negatively impacted if the Reorganizations are consummated. FRA shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, shares of common stock of the Combined Fund will trade at, above or below net asset value. In the Reorganizations, stockholders of each Target Fund will receive shares of common stock of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund’s shares of common stock. The market value of the shares of common stock of the Combined Fund may be less than the market value of the shares of common stock of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:

You will pay no sales loads or commissions in connection with the Reorganizations. However, regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, since the cost savings of FRA are expected to be less than those of the Target Funds, the Investment Advisor has decided to cover $100,000 of FRA’s costs of the Reorganizations. Therefore, only a portion of FRA’s costs associated with the Reorganizations will be borne directly by FRA. Because of the expected benefits for each Fund, the Investment Advisor recommended, and the Boards have approved, that DVF and FRB be responsible for their own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. Such costs are estimated to be $930,000 in the aggregate, of which $300,000 is estimated to be attributable to FRB, $300,000 is estimated to be attributable to DVF and $330,000 is estimated to be attributable to FRA, of which the Investment Advisor has agreed to pay $100,000. Neither the Funds nor the Investment Advisor will pay any expenses of stockholders arising out of or in connection with the Reorganizations. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:	Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, stockholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares of common stock for Acquiring Fund shares of common stock pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its stockholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to either Reorganization.

On or prior to the closing date of the Reorganization (the “Closing Date”), each of the Target Funds will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s stockholders for U.S. federal income tax purposes.

The Funds’ stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of stockholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund’s shares of common stock are listed) require the Acquiring Fund’s stockholders to approve the issuance of additional shares of common stock in connection with the Reorganizations. If the issuance of additional shares of common stock of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-856-2826.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

v

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.

BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, SEPTEMBER 13, 2012

Notice is hereby given that a joint special meeting of stockholders (the “Special Meeting”) of BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”), BlackRock Diversified Income Strategies Fund, Inc. (“DVF”) and BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, September 13, 2012 at 9:00 a.m. (Eastern time) for the following purposes:

1.	The Reorganizations of the Target Funds

Stockholders of BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB):

Proposal 1(A): The stockholders of FRB are being asked to approve an Agreement and Plan of Reorganization among FRB, FRA and FRA Merger Subsidiary (the “FRB Reorganization Agreement”) and the termination of FRB’s registration under the Investment Company Act of 1940 (the “1940 Act”).

Stockholders of BlackRock Diversified Income Strategies Fund, Inc. (DVF):

Proposal 1(B): The stockholders of DVF are being asked to approve an Agreement and Plan of Reorganization among DVF, FRA and FRA Merger Subsidiary (the “DVF Reorganization Agreement”) and the termination of DVF’s registration under the 1940 Act.

2.	Issuances of Additional Shares of Acquiring Fund Common Stock

Stockholders of BlackRock Floating Rate Income Strategies Fund, Inc. (FRA):

Proposal 2(A): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with the FRB Reorganization Agreement among FRB, FRA and FRA Merger Subsidiary.

Proposal 2(B): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with the DVF Reorganization Agreement among DVF, FRA and FRA Merger Subsidiary.

Stockholders of record as of the close of business on July 16, 2012 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF FRB, DVF AND FRA REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARDS OF FRB AND DVF UNANIMOUSLY RECOMMEND THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND’S REGISTRATION UNDER THE 1940 ACT.

THE BOARD OF FRA UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH EACH REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc. and

BlackRock Floating Rate Income Strategies Fund, Inc.

JOHN M. PERLOWSKI

President and Chief Executive Officer

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc. and

BlackRock Floating Rate Income Strategies Fund, Inc.

July 25, 2012

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.

BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 13, 2012

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”), BlackRock Diversified Income Strategies Fund, Inc. (“DVF”) and/or BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”), each a Maryland corporation and a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A joint special meeting (the “Special Meeting”) of stockholders of FRB, DVF and FRA (each, a “Fund” and collectively, the “Funds”) will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, September 13, 2012 at 9:00 a.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors (each, a “Board”) of each Fund requests that you vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is July 30, 2012.

The purposes of the Special Meeting are:

1.	The Reorganizations of the Target Funds

Stockholders of BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB):

Proposal 1(A): The stockholders of FRB are being asked to approve an Agreement and Plan of Reorganization among FRB, FRA and FRA Merger Subsidiary (the “FRB Reorganization Agreement”) and the termination of FRB’s registration under the 1940 Act.

Stockholders of BlackRock Diversified Income Strategies Fund, Inc. (DVF):

Proposal 1(B): The stockholders of DVF are being asked to approve an Agreement and Plan of Reorganization among DVF, FRA and FRA Merger Subsidiary (the “DVF Reorganization Agreement” and, together with the FRB Reorganization Agreement, the “Reorganization Agreements”) and the termination of DVF’s registration under the 1940 Act.

2.	Issuances of Additional Shares of Acquiring Fund Common Stock

Stockholders of BlackRock Floating Rate Income Strategies Fund, Inc. (FRA):

Proposal 2(A): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with the FRB Reorganization Agreement among FRB, FRA and FRA Merger Subsidiary.

Proposal 2(B): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with the DVF Reorganization Agreement among DVF, FRA and FRA Merger Subsidiary.

Stockholders of record as of the close of business on July 16, 2012 are entitled to vote at the Special Meeting or any adjournment thereof.

FRB and DVF are sometimes referred to herein as the “Target Funds,” and FRA is sometimes referred to herein as the “Acquiring Fund.” The Reorganization Agreements that Target Fund stockholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus individually as a “Reorganization.” The Fund surviving any or all Reorganizations is referred to herein as the “Combined Fund.”

The Reorganizations seek to combine three funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies for the Funds. In each Reorganization, each Target Fund will merge with and into a new direct, wholly-owned subsidiary of FRA (the “Merger Subsidiary”). Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into FRA. The Target Funds will then terminate their registrations under the 1940 Act. In each Reorganization, the outstanding shares of common stock of each Target Fund will be exchanged for newly-issued shares of common stock of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). In connection with the Reorganization, the Acquiring Fund subsequently will issue to the Target Funds’ common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. Each Target Fund will then terminate its registration under the 1940 Act. The aggregate net asset value of Acquiring Fund Shares received by the stockholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not market value) of Target Fund shares of common stock held by such stockholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although stockholders may receive cash for their fractional shares of common stock).

Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each Reorganization, the stockholders of the Acquiring Fund are being asked to approve the issuance of additional shares of common stock of the Acquiring Fund.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s stockholders.

In the event that stockholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund stockholders do not approve the issuance of Acquiring Fund Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Funds’ investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”) may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated July 25, 2012, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a web site maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report or semi-annual report to any stockholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Stockholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of stockholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more stockholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of stockholder documents. Mailings of your stockholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any stockholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The shares of common stock of BlackRock Floating Rate Income Strategies Fund, Inc. are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “FRA” and will continue to be so listed subsequent to the Reorganization. The shares of common stock of BlackRock Floating Rate Income Strategies Fund II, Inc. are listed on the NYSE under the ticker symbol “FRB.” The shares of common stock of BlackRock Diversified Income Strategies Fund, Inc. are listed on the NYSE under the ticker symbol “DVF.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is July 25, 2012.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganization

The Board of each Fund, including the directors (the “Directors”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved each Reorganization Agreement. If the stockholders of a Target Fund approve their Reorganization Agreement and the stockholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganization, as applicable (see “Proposal 2: Issuances of Additional Shares of Acquiring Fund Common Stock”), such Target Fund will merge with and into the Merger Subsidiary. Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into FRA. In connection with the Reorganization, the Acquiring Fund subsequently will issue to the Target Funds’ common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. Each Target Fund will then terminate its registration under the 1940 Act. The aggregate net asset value of Acquiring Fund Shares received by a Target Fund’s stockholders in each Reorganization will equal the aggregate net asset value (not the market value) of that Target Fund’s shares of common stock held immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although stockholders may receive cash for their fractional shares of common stock). In the Reorganizations, stockholders of each Target Fund will receive shares of common stock of the Acquiring Fund based on the relative net asset value, not the market value, of each respective Fund’s shares of common stock. The market value of the shares of common stock of the Combined Fund may be less than the market value of the shares of common stock of a Target Fund prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganizations seek to combine three funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge with and into the Merger Subsidiary, which will dissolve under Maryland law and be liquidated into the Acquiring Fund following the Reorganizations. The Boards of each Target Fund (each, a “Target Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit stockholders of its Target Fund. The Board of the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit stockholders of the Acquiring Fund. Because stockholders of each Fund will vote separately on their Fund’s respective Reorganization, there are multiple potential combinations of Reorganizations.

Each of the Funds has the investment objective to provide high current income; however, the Acquiring Fund and FRB also seek to provide such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. Each Fund’s investment objective(s) is a fundamental policy and may not be changed without stockholder approval. Each Fund, under normal market conditions, invests at least 80% of its net assets in floating rate debt securities. DVF differs from the other Funds in that it may invest across a broader array of security types that are rated below investment grade including fixed rate securities that are purchased with a derivative instrument (a swap, for example) to make the securities “floating rate.”

The Boards have reviewed data presented by the Investment Advisor and believe that the Reorganizations generally would result in a reduced Total Expense Ratio (as defined below) for each of the Funds as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. If the Reorganizations are approved, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.75% based on an aggregate of (i) the Combined Fund’s average daily net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily managed assets”). Because each of the Funds borrows for investment purposes and the Combined Fund intends to borrow for investment purposes, “managed assets” will mean the total assets of the Combined Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its shares of common stock. For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively. For the fiscal year ended February 29, 2012, FRB’s Total Expense Ratio was 1.68% and for the 12-month period ended February 29, 2012, FRA’s and DVF’s Total Expense Ratios were 1.67% and 1.74%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012.

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganizations is in the best interests of each Fund and its stockholders and that the interests of each Fund’s stockholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganizations. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Directors, approved the Reorganization at a meeting held on May 22-23, 2012.

The primary factors considered by the Board of each Fund with regard to the Reorganizations include, but are not limited to, the following:

1.	The Combined Fund is expected to have a lower Total Expense Ratio than each of the Funds had prior to the Reorganization.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012.

2.	The expectation that, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund.

3.	Each Fund’s stockholders will remain invested in a diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of each Target Fund stockholders’ current investments, subject to the differences described in “Comparison of the Funds.”

Each Fund’s stockholders would continue to own a closed-end fund that (i) has the same investment adviser and portfolio managers as FRA, (ii) has comparable risk-return attributes as FRA, (iii) similarly focuses its investments in floating rate debt securities and instruments and (iv) trades at market price on the NYSE. See “Investment Objectives and Policies” for additional information regarding the Funds’ investment objective(s) and policies.

4.	Under current market conditions and all other things being equal, the earnings rate of the Combined Fund is expected to be higher than the current earnings rate of each of the Funds, which is expected to support a higher distribution level based on net asset value for the Combined Fund than each Fund prior to the Reorganization.

5.	The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 4, 2012, FRA, FRB and DVF each traded at a discount to their respective NAV. To the extent FRB and DVF are trading at a wider discount (or a narrower premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent FRB and DVF are trading at a narrower discount (or wider premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders may be negatively impacted if the Reorganizations are consummated. FRA shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

6.	The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

7.	The Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for stockholders (including stockholders of the Combined Fund).

8.	The Combined Fund may provide greater secondary market liquidity for its shares of common stock as it would be larger than any of the Funds.

9.	Stockholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

10.	Stockholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See “Management of the Funds.” The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of each Target Fund, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in each Target Fund as a result of the Reorganization. In addition, nothing will require the Funds to dispose of holdings in the Target Funds’ portfolio if, in the reasonable judgment of the Boards or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganizations for U.S. federal income tax purposes.

11.	The aggregate net asset value of the shares of the Combined Fund that the Target Fund stockholders will receive in the Reorganization is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that the Target Fund stockholders owned immediately prior to the Reorganization, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganization.

12.

While the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Target Fund undergoing an ownership change in the Reorganization, the Boards of the Target Funds currently expect that the applicable tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each Target Fund’s capital loss carryforward as compared with what each Target Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its stockholders and that the interests of the stockholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its stockholders, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganizations.”

If a Reorganization is not approved by a Target Fund’s stockholders, such Target Fund will continue to operate for the time being as a standalone Maryland corporation, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

Expenses

The Boards believe that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the Acquiring Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base.

For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively. For the fiscal year ended February 29, 2012, FRB’s Total Expense Ratio was 1.68% and for the 12-month period ended February 29, 2012, FRA’s and DVF’s Total Expense Ratios were 1.67% and 1.74%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012. However, if only one of the Reorganizations is approved, the Boards anticipate a smaller reduction in the Total Expense Ratio of the Funds. See “Reasons for the Reorganizations.”

Appraisal Rights

Stockholders of the Target Funds do not have appraisal rights for their shares of common stock.

Comparison of the Funds

A summary comparison of the significant investment strategies and operating policies used by the Funds as of February 29, 2012 is set forth in the table below. See “Proposal 1: The Reorganizations of the Target Funds—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganizations, the investment strategies and significant operating policies of the Combined Fund will be those of FRA.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Total Assets Under Management	Total Assets Under Management	Total Assets Under Management

As of February 29, 2012: $350,651,890	As of February 29, 2012: $184,772,951	As of February 29, 2012: $172,399,987

Investment Objective(s)	Investment Objective(s)	Investment Objective(s)

•    The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

	• Same as Acquiring Fund.	• The Fund’s investment objective is to provide stockholders with high current income.

Investment Policies	Investment Policies	Investment Policies

• The Fund seeks to achieve its objective by investing primarily in floating rate debt securities and instruments (“floating rate debt securities”).	• Same as Acquiring Fund.

•    The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments (“floating rate debt securities”), including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Floating Rate Debt Securities	Floating Rate Debt Securities	Floating Rate Debt Securities

•    Under normal market conditions, the Fund will invest at least 80% of an aggregate of (i) the Fund’s net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes, in floating rate debt securities.

• Same as Acquiring Fund.

•    Under normal market conditions, the Fund intends to invest at least 80% of its net assets in floating rate debt securities, including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a floating rate of interest until maturity.

Fixed Rate Debt Securities	Fixed Rate Debt Securities	Fixed Rate Debt Securities

•    The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

• Same as Acquiring Fund.

•    The Fund also may invest up to 20% of its total assets in certain fixed rate debt securities, including fixed rate senior loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a fixed rate of interest until maturity. The Fund does not consider such securities to include fixed rate debt securities where the Fund has entered into certain derivative transactions, discussed above, in an attempt to convert the fixed rate payments into floating rate payments.

Senior Loans	Senior Loans	Senior Loans

• Under normal market conditions, the Fund anticipates investing a substantial portion of its floating rate debt assets in senior loans.	• Same as Acquiring Fund.	• The Fund’s investments in floating rate debt securities may include senior loans.

Acquiring Fund	Target Funds
FRA	FRB	DVF
High Yield Securities	High Yield Securities	High Yield Securities

•    The Fund may invest without limit and generally intends to invest a substantial portion of its assets in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

	• Substantially the same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Distressed Securities	Distressed Securities	Distressed Securities

•    The Fund may not, however, invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities.

• Same as Acquiring Fund.

•    The Fund also may invest without limit in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities.

Foreign Investments	Foreign Investments	Foreign Investments

•    The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not, invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

• Same as Acquiring Fund.

•    The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries. Although the Fund intends to invest primarily in U.S. dollar-denominated debt securities, the Fund also may invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Other Investments	Other Investments	Other Investments

•    The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities. These securities include, but are not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

• Same as Acquiring Fund.

•    The Fund may invest in various other types of floating rate or fixed rate debt securities. These securities include, but are not limited to, convertible securities, mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

•    To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Bonds	Bonds	Bonds

• The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Preferred Securities	Preferred Securities	Preferred Securities

• The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Convertible Securities	Convertible Securities	Convertible Securities

•    The Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula.

	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Leverage	Leverage	Leverage

•    At times, the Fund expects to utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund has the ability to utilize leverage through borrowings or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance).

	• Substantially the same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

• The Fund may also invest in investment grade securities.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Maturity of Investments	Maturity of Investments	Maturity of Investments

• The Fund may invest in securities of any maturity.	• Same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Dividends	Dividends	Dividends

• The Fund intends to distribute dividends from its net investment income monthly to holders of common stock.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Investment Advisor and Sub-Advisor	Investment Advisor and Sub-Advisor	Investment Advisor and Sub-Advisor

• Investment Advisor: BlackRock Advisors, LLC.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

• Sub-Advisor: BlackRock Financial Management, Inc.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Advisory and Sub-Advisory Fee	Advisory and Sub-Advisory Fee	Advisory and Sub-Advisory Fee

• Advisory Fee: 0.75% of the Fund’s average daily managed assets.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

• Sub-Advisory Fee: Equal to 59.0% of the advisory fee received by the Investment Advisor.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Portfolio Management Team	Portfolio Management Team	Portfolio Management Team

• Leland Hart and C. Adrian Marshall.	• Same as Acquiring Fund.	• Leland Hart, James E. Keenan and C. Adrian Marshall.

Fiscal Year End	Fiscal Year End	Fiscal Year End

• August 31.	• February 28.	• Same as Acquiring Fund.

Further Information Regarding the Reorganization

Each Target Fund’s Board has determined that the Reorganizations are in the best interests of its respective Target Fund and the stockholders of such Fund and that the interests of such stockholders will not be diluted as a result of their Fund’s Reorganization. Similarly, the Acquiring Fund’s Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its stockholders and that the interests of such stockholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, stockholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, stockholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares of common stock for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its stockholders will recognize any gain or loss for

U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the closing date of such Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that stockholders of each Target Fund approve their Fund’s proposed Reorganization at the Special Meeting to be held on Thursday, September 13, 2012 at 9:00 a.m. Stockholder approval of each Reorganization requires the affirmative vote by stockholders of each Target Fund representing a majority of the outstanding shares of common stock entitled to vote on the Reorganization. Subject to the requisite approval of the stockholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be after the close of business on or about October 12, 2012, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The FRB Board recommends that stockholders of FRB vote “FOR” FRB’s proposed Reorganization.

The DVF Board recommends that stockholders of DVF vote “FOR” DVF’s proposed Reorganization.

PROPOSAL 2: ISSUANCES OF ADDITIONAL SHARES OF ACQUIRING FUND COMMON STOCK

In connection with each proposed Reorganization described under “Proposal 1: The Reorganizations of the Target Funds,” the Acquiring Fund will issue additional Acquiring Fund Shares and list such shares of common stock on the NYSE. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganizations.

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit stockholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund Board requests that stockholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganizations (the “Issuances”) at the Special Meeting to be held on Thursday, September 13, 2012 at 9:00 a.m. The Issuances must be approved by an affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote. Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about October 12, 2012, but it may be at a different time as described herein. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Acquiring Fund Board recommends that stockholders of FRA vote “FOR” the Issuances of additional Acquiring Fund Shares in connection with each Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as FRA. The investment risks associated with an investment in FRA are substantially the same as those associated with an investment in the Target Funds. Risks that affect the shares of common stock of the Funds include high yield security risk, distressed securities risk, leverage risk, derivatives risk, liquidity and market price risk, issuer risk and market risk. Even though the Combined Fund will invest in floating rate debt securities, the risk to the Combined Fund will be less than the risk currently experienced by DVF’s portfolio because the Combined Fund will not invest in as broad an array of security types as DVF. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ shares of common stock may trade at a discount from the Funds’ net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

There are, however, some differences among the Funds. Although each of the Funds has the investment objective to provide stockholders with high current income, FRA and FRB also seek to provide shareholders with such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. Another difference among the Funds is that although each of the Funds invests a substantial portion of their portfolio in senior floating rate loans that are rated below investment grade, DVF may invest across a broader array of security types that are rated below investment grade. In particular, DVF may also invest in fixed rate securities that are purchased with a derivative instrument (a swap, for example) to make the securities “floating rate.” While each Fund may only invest 20% of it total assets in securities other than floating rate debt securities, including, but not limited to fixed rate debt securities, DVF does not consider fixed rate debt securities accompanied by derivative transactions to count toward this 20% limit. FRA and FRB may not invest more than more than 10% of its total assets in securities such as senior loans or distressed securities, that are rated Caa1 or lower (if rated by Moody’s), CCC+ or lower (if rated by S&P), or if unrated, a comparable quality security as that of a Caa1 or CCC+ rated security. DVF does not have a policy with regard to minimum ratings for such securities in which it invests. Another difference among the Funds is that FRA and FRB will not invest more than 10% of such Fund’s total assets in debt securities of issuers located in emerging market countries, nor will FRA or FRB invest more than 10% of such Fund’s total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars. DVF, on the other hand, may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries and may invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

See “Risk Factors and Special Considerations” in the Statement of Additional Information for a further discussion of factors affecting the Funds’ shares of common stock.

Risks Related to the Reorganization

Expenses

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $403,828 per year if all the Reorganizations are completed, approximately $213,481 if only the Reorganization between FRB and FRA are approved and approximately $227,030 if only the Reorganization between DVF and FRA are approved, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their

Reorganizations, the Combined Fund may incur higher Total Expenses for a period due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

Each Fund’s Board believes that its stockholders should realize lower Total Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid. For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively. For the fiscal year ended February 29, 2012, FRB’s Total Expense Ratio was 1.68% and for the 12-month period ended February 29, 2012, FRA’s and DVF’s Total Expense Ratios were 1.67% and 1.74%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012. See “Reasons for the Reorganizations.” As of February 29, 2012, the historical and pro forma total annual gross expense ratios applicable to the Reorganizations are as follows:

FRB Total Annual Gross Expense Ratio	DVF Total Annual Gross Expense Ratio	Acquiring Fund Total Annual Gross Expense Ratio	Pro Forma Combined Fund (FRB and DVF and Acquiring Fund)	Pro Forma Combined Fund (FRB and Acquiring Fund)	Pro Forma Combined Fund (DVF and Acquiring Fund)
1.68%	1.74%	1.67%	1.62%	1.62%	1.64%

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations. To the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected savings by the Combined Fund may be reduced. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of proposed Reorganizations is the combination of all the Funds.

The Funds will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, since the cost savings of FRA are expected to be less than those of the Target Funds, the Investment Advisor has decided to cover $100,000 of FRA’s costs of the Reorganization. Because each of the Funds has already incurred expenses solely and directly attributable to the Reorganizations and because each of the Target Funds is responsible for paying those expenses and FRA is responsible for paying its expenses in excess of $100,000, if such Fund’s respective stockholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Because of the expected benefits for each Fund, the Investment Advisor recommended, and the Boards have approved, that each DVF and FRB be responsible for their own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” Neither the Funds nor the Investment Advisor will pay any expenses of stockholders arising out of or in connection with the Reorganizations.

General Risks of Investing in the Funds

Market Price of Shares. As with any stock, the price of each Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of each Fund have in the past fluctuated between a discount and a premium. As of May 31, 2012, FRB traded at a 0.45% discount to net asset value, DVF traded at a 5.87% discount to net asset value, and FRA traded at a 3.14% discount to net asset value. Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

Investment Strategy Risk. The types of investments that are selected through application of the Funds’ investment strategy can be expected to change over time. In pursuing their investment strategy, the Funds may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Funds’ investment strategy dictates higher levels of investment in particular types of investments.

Issuer Risk; Market Risk; and Selection Risk. Issuer risk is the risk that the value of floating rate and other debt securities may decline for a number of reasons which directly relate to the issuer or borrower, such as a real or perceived management performance, financial leverage and reduced demand for the issuer’s or borrower’s goods and services. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices or other funds with a similar investment objective and investment strategies.

Net Asset Value; Interest Rate Sensitivity; Credit Quality; and Other Market Conditions. Generally, when interest rates go up, the value of fixed rate debt securities goes down. Therefore, the net asset value of a fund that invests primarily in fixed rate securities changes in response to interest rate fluctuations. Because each Fund invests primarily in floating rate debt securities (including, in the case of DVF, fixed rate debt securities where the Fund has entered into certain derivative transactions to effectively convert the fixed rate payments into floating rate interest payments), the Investment Adviser generally expects the Combined Fund will have less interest rate risk (i.e., fluctuations in net asset value as a result of movements in interest rates) than a fund that invests primarily in fixed rate securities of similar maturity. Nevertheless, because the interest rate on floating rate debt securities may only reset periodically, the Combined Fund’s net asset value may fluctuate from time to time due to interest rate movements when there is an imperfect correlation between the interest rates on the floating rate debt securities in the Fund’s portfolio and prevailing interest rates. Importantly, a real or perceived decline in the credit quality or financial condition of an issuer or borrower in which each Fund invests may result in the value of the floating rate debt securities held by such Fund, the Fund’s net asset value and potentially the market price of the Fund’s common stock, to go down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer or borrower could cause a permanent decrease in the Fund’s net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of floating rate debt securities held by each Fund. Any decrease in the value of the floating rate debt securities held by a Fund will result in a decrease in such Fund’s net asset value and potentially the market price of that Fund’s common stock. To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which each Fund invests, each Fund’s net asset value could be adversely affected. This is because the value of a loan asset in each Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in each Fund’s portfolio may be of longer duration. DVF may invest in debt securities with fixed rates of interest which generally will lose value in direct response to rising interest rates. However, FRA and FRB may only invest up to 20% of its total assets in such debt securities with fixed rates. Each Fund’s use of leverage, as described below under “—Leverage,” will tend to increase interest rate risk to such Fund’s common stock.

Non-Payment Risk. The debt securities in which each Fund invests are subject to the risk of non-payment of interest and principal. When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence each Fund’s net asset value, and potentially the market value of each Fund’s shares of common stock, may go down. While a senior position in the capital structure of a borrower may provide some protection with respect to certain of each Fund’s investments, losses may still occur.

Senior Loans. The senior loans in which each Fund invests can be expected to provide higher yields than certain investment grade securities, but such loans may be subject to greater risk of loss of principal and income resulting from nonpayment of interest and principal by the borrower. Senior loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of senior loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give senior loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full or in a timely manner. When a borrower fails to make scheduled interest or principal payments on a debt security, the value of the instrument, and hence each Fund’s net asset value, and potentially the value of the Fund’s shares of common stock, may go down. While collateral may provide some protection against devaluation due to a default on a collateralized loan, losses may not be completely covered by the liquidation or sale of collateral. To the extent the senior loan is secured by stock of the borrower and/or its subsidiaries and affiliates, such stock may lose all of its value in the event of a bankruptcy or insolvency of the borrower. Each Fund may invest in either secured or unsecured senior loans.

Senior loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 to 90 days but generally not more than one year, in the case of LIBOR. Consequently, the value of senior loans held by each Fund may generally be expected to fluctuate less than the value of certain fixed rate securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain senior loans may not be as well developed as the secondary dealer market for certain fixed rate securities, including high yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

Each Fund has no minimum credit rating for the senior loans in which it invests. Investments rated below investment grade or, if unrated, considered by the Investment Adviser to be of similar credit quality, have a higher risk of non-payment than investment grade investments.

Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate the Fund’s claims on any collateral securing the loan is greater in highly leveraged transactions.

High Yield Securities. Each Fund may invest without limit and generally invests a substantial portion of its assets in below investment grade, high yield securities. The Acquiring Fund and FRB may not, however, invest more than 10% of its total assets in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be Distressed Securities. DVF also may invest without limit in Distressed Securities which are discussed below under “—Distressed Securities.” Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations or to make dividend payments may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing. Other than the Distressed Securities discussed below, the high yield securities in which each Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after each Fund purchases a particular security, in which case such Fund may experience losses and incur costs.

High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer or borrower is usually more susceptible to a general economic downturn or a sustained period of rising interest rates and high yield issuers are more likely than investment grade issuers or borrowers to become unable to make principal payments and interest or dividend payments during such time periods.

Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, each Fund may experience difficulty acquiring appropriate high yield securities for investment. Investments in high yield securities may, from time to time, and especially in declining markets, become illiquid which might impede each Fund’s ability to dispose of a particular security, or force each Fund to sell a security at a price lower than if the market were more liquid. Prices realized upon such sales might be less than the prices used in calculating each Fund’s net asset value. The combination of price volatility and the limited liquidity of high yield securities, and in particular senior loans, may have an adverse effect on each Fund’s investment performance.

High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities will adversely affect each Fund’s net asset value, and potentially the market price of each Fund’s shares of common stock.

Adverse publicity and negative investor perceptions of the high yield market, which could last for an extended time period also may reduce the value and liquidity of high yield securities. When the market value of high yield securities goes down, each Fund’s net asset value, and potentially the market price of each Fund’s shares of common stock, will decrease. In addition, each Fund may incur additional expenses if it is forced to seek recovery upon a default or restructuring of a portfolio holding.

High yield bonds (commonly referred to as “junk bonds”) are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from a Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities that would decrease the net investment income to the Fund and dividends to stockholders.

Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Distressed Securities frequently do not produce income while they are outstanding. Each Fund may purchase Distressed Securities that are in default or the issuers of which are in bankruptcy. Such Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Intermediary Risk. Each Fund may invest in senior loans either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the loan in the secondary market from a financial institution or an institutional investor. The financial status of the institutions interposed between each Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of each Fund’s investments in senior loans depends, to a great degree, on the skill with which an agent bank administers the terms of the senior loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing senior loan agreements.

Regulatory Changes. To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of senior loans and other related investments sought after by each Fund may be reduced. Further, such legislation or regulation could depress the market value of senior loans and other debt securities held by the Fund.

Foreign Securities. Each Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including, with regard to DVF, emerging market countries which are discussed below. The Acquiring Fund and FRB will not, however, invest more than 10% of each Fund’s total assets in debt securities of issuers located in emerging market countries. The Acquiring Fund and FRB will invest primarily in U.S. dollar-denominated securities. The Acquiring Fund and FRB will not invest more than 10% of each Fund’s total assets in debt securities denominated in currencies other than U.S. dollar or that do not provide for payment to the Fund in U.S. dollars. Although DVF intends to invest primarily in U.S. dollar-denominated securities, DVF also may invest in debt securities denominated in currencies other than U.S. dollar or that do not provide for payment to the Fund in U.S. dollars. Investments in non-U.S. debt securities may involve risks not typically involved in domestic investment, including fluctuation in foreign interest rates, currency risk (discussed below), risks, in the case of DVF, associated with holding the Fund’s assets outside the United States, settlement risk, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations. In connection with each Fund’s investments in foreign securities, each Fund may engage in foreign exchange transactions to hedge the value of such Fund’s portfolio against adverse currency movements. Each Fund is not required to enter into foreign exchange transactions for hedging purposes and may choose not to do so.

Emerging Market Countries Risk. Each Fund may invest up to 10% of its total assets in debt securities of issuers located in emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the limited legal rights and remedies available to holders following a default by the issuer.

Mortgage and Asset Backed Securities. Each Fund may invest in a variety of mortgage related and other asset backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and each Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when each Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of each Fund’s portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Leverage. Each Fund may leverage through borrowings, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. However, leverage involves risks, which can be significant. These risks include greater volatility in each Fund’s net asset value, fluctuations in the dividend paid by the Fund and the market price of each Fund’s common stock, the possibility that the value of the assets acquired with such borrowing will decrease although each Fund’s liability is fixed and increased operating costs which may reduce each Fund’s total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, each Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with such funds is not sufficient to cover the cost of leverage, the return of each Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced.

Portfolio Strategies. Each Fund may engage in various portfolio strategies both to seek to increase the return of such Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. For example, DVF may invest in fixed income debt securities and enter into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. Such strategies subject each Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, such Fund’s performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of each Fund’s common stock as discussed above under “—Leverage.” Each Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may choose not to do so. There can be no assurance that each Fund’s portfolio strategies will be effective. Some of the derivative strategies that each Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit each Fund’s risk of loss.

Derivatives Risk. Derivatives are financial contracts or instruments whose value depend on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). Each Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. Each Fund may also have exposure to derivatives through investment in credit linked notes, credit linked trust certificates and other securities issued by special purpose or structured vehicles. Each Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Each Fund also may use derivatives to add leverage to the portfolio. Each Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, counterparty risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that each Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk and Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by such Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options and Futures Transactions. Each Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to enhance its return. If a Fund incorrectly forecasts market values, interest rates or other factors, such Fund’s performance could suffer. Such Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to enter into options and futures transactions for hedging purposes or to enhance their return and may choose not to do so.

Swaps. In order to seek to hedge the value of each Fund’s portfolio, or to seek to enhance each Fund’s return, a Fund may enter into interest rate, credit default or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swap transactions involve the risks that the counterparty will default on its payment obligation to a Fund in the transaction and that such Fund will not be able to meet its obligation to the counterparty in the transaction. The Funds are not required to enter into interest rate, credit default or total return swap transactions for hedging purposes or to enhance their return and may choose not to do so.

Currency Risk. Securities in which each Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of each Fund’s portfolio, and hence each Fund’s net asset value, and potentially the market value of each Fund’s shares of common stock. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that for non-U.S. dollar-denominated securities a strong U.S. dollar will reduce returns for investors while a weak U.S. dollar will increase those returns.

Emerging Market Countries Risk. Each Fund may invest in debt securities of issuers located in emerging market countries; however, DVF may invest in such securities without limitation and the Acquiring Fund and FRB may not invest more than 10% of its total assets in such securities. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.

In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging market countries may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Preferred Securities. Each Fund may invest in preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. There are special risks associated with investing in preferred securities:

•

Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments because preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments.

•

Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

•

Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by each Fund.

•

Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its dividend distributions, such Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

•

Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

•

Auction Rate or Remarketed Preferred Securities. Auction rate or remarketed preferred securities are adjustable preferred securities the dividends on which are determined at periodically held auctions or through remarketings. If sufficient bids do not exist at an auction (in case of auction rate preferred securities) or if a failed remarketing occurs (in the case of remarketed preferred securities), a Fund may not be able to sell all, and may not be able to sell any, of its auction rate or remarketed preferred securities through the auction or remarketing process. As a result, such Fund’s investment in such stock may be illiquid.

Short Sales. Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When each Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. Each Fund will also be required to segregate similar collateral. If the price of the security sold short increases between the time of the short sale and the time a certain Fund replaces the borrowed security, such Fund will incur a loss. Each Fund also may make a short sale (“against the box”) by selling a security that such Fund owns or has the right to acquire without the payment of further consideration. That Fund’s potential for loss is greater if it does not own the security that it is short selling.

Dividend Risk. Because each Fund invests primarily in floating rate debt securities, the amount of interest income available for each Fund’s monthly distributions to its common stockholders may vary over time as a result of fluctuations in market interest rates. Generally, when market interest rates fall, the amount of interest income available for distribution to common stockholders will likewise decrease over time.

Liquidity of Investments. Certain debt securities, including in particular senior loans, in which each Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may be subject to wide fluctuations in market value. Each Fund may be subject to significant delays in disposing of certain investments. As a result, each Fund may be forced to sell these investments at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid investments.

Anti-Takeover Provisions. The Acquiring Fund’s Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions of the Charter.”

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya and other regions of the Middle East and possible terrorist attacks in the United States and around the world and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for each Fund. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat of such attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact the market prices of portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to each Fund’s common stock. High yield securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of high yield securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions may not have other material and adverse implications for the high yield securities markets.

Recent Events. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These events could adversely affect the ability of a Fund to borrow for investment purposes, if it chose to do so, and increase the cost of such borrowings, which would reduce returns to the holders of shares of common stock. A significant decline in the value of a Fund’s portfolios would likely result in a significant decline in the value of your investment in a Fund.

These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which a Fund does invest, including securities owned by Fund. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value of a Fund’s shares of common stock.

Prolonged continuation or further deterioration of current market conditions could adversely impact a Fund’s portfolio.

Government Intervention in Financial Markets. The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity in financial institutions. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Funds or investments made by the Funds. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and a Fund and issuers of securities in which the Fund invests may be affected by the new legislation and regulation in ways that are currently unknown, unanticipated or unforeseeable. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect a Fund as well as issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The implementation of the Dodd-Frank

Act could also adversely affect a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase a Fund’s and the Investment Advisor’s exposure to potential liabilities. Increased regulatory oversight could also impose administrative burdens on a Fund and the Investment Advisor, including, without limitation, responding to investigations and implementing new policies and procedures. Any of these developments could reduce the profitability of a Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of a Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which a Fund invests. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

EXPENSE TABLE FOR STOCKHOLDERS

Total Expenses Table for Stockholders of the Funds as of February 29, 2012

The table below illustrates the anticipated reduction in Total Expenses expected as a result of the Reorganizations. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its shares of common stock. The table sets forth (i) the Total Expenses paid by each Fund for the 12-month period ended February 29, 2012 and (ii) the pro forma Total Expenses for the Combined Fund, assuming the Reorganization had taken place on February 29, 2012. As shown below, the Reorganizations of the Funds are expected to result in a lower Total Expense Ratio for stockholders of each Fund for the period covered.

	FRB	DVF	FRA	Combined Fund (All Funds)(a)	Combined Fund (FRB and Acquiring Fund)(a)	Combined Fund (DVF and Acquiring Fund)(a)
Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of shares of common stock(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to shares of common stock)
Investment Management Fees(c)	1.00%	1.02%	1.00%	1.01%	1.00%	1.01%
Other Expenses	0.36%	0.38%	0.35%	0.28%	0.30%	0.30%
Interest Expense	0.32%	0.34%	0.32%	0.33%	0.32%	0.33%
Total Annual Fund Operating Expenses (Including Interest Expense)(d)(e)	1.68%	1.74%	1.67%	1.62%	1.62%	1.64%

(a)	Assumes the Reorganizations had taken place on February 29, 2012.
(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)

Each of the Funds currently pays the Investment Adviser a contractual management fee at an annual rate of 0.75% based on an aggregate of (i) the Combined Fund’s average daily net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily managed assets”). The contractual management fees will not increase following the Reorganizations as the Combined Fund will pay the Investment Adviser the same contractual management fee that each of the Funds currently pays the Investment Adviser. However, the effective management fee as a percentage of average net assets attributable to shares of common stock for the Combined Fund will increase by 0.01% for FRA and FRB because the Combined Fund utilizes a larger amount of leverage than FRA and FRB currently utilize.
(d)	The Total Annual Fund Operating Expense (excluding interest expense) is 1.36% for FRB; 1.40% for DVF; 1.35% for FRA; 1.29% if all the Funds were combined; 1.30% if only FRB and FRA were combined; and 1.31% if only DVF and FRA were combined.
(e)	For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively.

The following example is intended to help you compare the costs of investing in the shares of common stock of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in FRB, DVF and the Acquiring Fund without the Reorganization. An investor in shares of common stock would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
FRB	$17	$53	$91	$199
DVF	$18	$55	$94	$205
Acquiring Fund	$17	$53	$91	$198
Combined Fund (All Target Funds into Acquiring Fund)	$16	$51	$88	$192
Combined Fund (FRB and Acquiring Fund)	$16	$51	$88	$192
Combined Fund (DVF and Acquiring Fund)	$17	$52	$89	$194

The examples set forth above assume shares of common stock of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

As shown above, for the 12-month period ended February 29, 2012, the Total Expense Ratios of FRB, DVF and FRA were 1.68%, 1.74% and 1.67%, respectively. The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012. See “Reasons for the Reorganizations.”

The Funds will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because each of the Funds has already incurred expenses solely and directly attributable to the Reorganizations and because each of the Target Funds is responsible for paying those expenses and FRA is responsible for paying its expenses in excess of $100,000, if such Fund’s respective stockholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that DVF and FRB be responsible for their own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” Such expenses are estimated to be $930,000 in the aggregate, of which $300,000 is estimated to be attributable to FRB, $300,000 is estimated to be attributable to DVF, and $330,000 is estimated to be attributable to FRA, of which the Investment Advisor has agreed to pay $100,000. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. Neither the Funds nor the Investment Advisor will pay any expenses of stockholders arising out of or in connection with the Reorganizations.

REASONS FOR THE REORGANIZATIONS

The primary factors considered by the Board of each Fund with regard to the Reorganizations include, but are not limited to, the following:

1.	The Combined Fund is expected to have a lower Total Expense Ratio than each of the Funds had prior to the Reorganization.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012.

2.	The expectation that, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund.

3.	Each Fund’s stockholders will remain invested in a diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of each Target Fund stockholders’ current investments, subject to the differences described in “Comparison of the Funds.”

Each Fund’s stockholders would continue to own a closed-end fund that (i) has the same investment adviser and portfolio managers as FRA, (ii) has comparable risk-return attributes as FRA, (iii) similarly focuses its investments in floating rate debt securities and instruments and (iv) trades at market price on the NYSE. See “Investment Objectives and Policies” for additional information regarding the Funds’ investment objective(s) and policies.

4.	Under current market conditions and all other things being equal, the earnings rate of the Combined Fund is expected to be higher than the current earnings rate of each of the Funds, which is expected to support a higher distribution level based on net asset value for the Combined Fund than each Fund prior to the Reorganization.

5.	The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 4, 2012, FRA, FRB and DVF each traded at a discount to their respective NAV. To the extent FRB and DVF are trading at a wider discount (or a narrower premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent FRB and DVF are trading at a narrower discount (or wider premium) than FRA at the time of the Reorganizations, FRB and DVF shareholders may be negatively impacted if the Reorganizations are consummated. FRA shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

6.

The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

7.	The Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for stockholders (including stockholders of the Combined Fund).

8.	The Combined Fund may provide greater secondary market liquidity for its shares of common stock as it would be larger than any of the Funds.

9.	Stockholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

10.	Stockholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See “Management of the Funds.” The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of each Target Fund, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in each Target Fund as a result of the Reorganization. In addition, nothing will require the Funds to dispose of holdings in the Target Funds’ portfolio if, in the reasonable judgment of the Boards or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganizations for U.S. federal income tax purposes.

11.	The aggregate net asset value of the shares of the Combined Fund that the Target Fund stockholders will receive in the Reorganization is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that the Target Fund stockholders owned immediately prior to the Reorganization, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganization.

12.	While the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Target Fund undergoing an ownership change in the Reorganization, the Boards of the Target Funds currently expect that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each Target Fund’s capital loss carryforward as compared with what each Target Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The Board of each Fund believes that the Reorganizations would benefit stockholders of the Funds, based on a number of factors, including: (i) that stockholders would not be diluted with respect to net asset value; (ii) the relative similarity of the investment strategies and policies of the Funds; (iii) the larger net asset base of the Combined Fund after the Reorganizations; (iv) the capabilities of the management team of the Combined Fund that would manage the Combined Fund; and (v) the possibility of achieving economies of scale going forward while promoting more efficient operations, administration and portfolio management while also enabling greater diversification of investments, lower expense ratios as a result of a larger asset base and greater shareholder liquidity. Considering these and other reasons, the Board of each Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganizations. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its stockholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors, particularly if all of the Reorganizations are approved, which the Boards believe is the most likely result of all of the potential combinations of proposed reorganizations.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine three funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund’s shares of common stock are listed on the NYSE. The Funds have the same investment adviser. Each of the investment objectives and the investment strategies and restrictions of the Funds are the same or substantially similar (but not identical). Each of the Funds has the investment objective to provide high current income; however, the Acquiring Fund and FRB also seek to provide such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. Each Fund’s investment objective(s) is a fundamental policy and may not be changed without stockholder approval. Each Fund, under normal market conditions, invests at least 80% of its net assets in floating rate debt securities. DVF differs from the other Funds in that it may invest across a broader array of security types that are rated below investment grade including fixed rate securities that are purchased with a derivative instrument (a swap, for example) to make the securities “floating rate.”

The Board of each Fund, including the Independent Directors, has unanimously approved each Reorganization Agreement. In each Reorganization, each Target Fund will merge with and into the Merger Subsidiary, and each Target Fund will terminate its registration under the 1940 Act. Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into the Acquiring Fund. The outstanding shares of common stock of each Target Fund will be exchanged for newly-issued Acquiring Fund Shares, par value $0.10 per share. The aggregate net asset value of Acquiring Fund Shares received by a Target Fund’s stockholders in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund shares of common stock held immediately prior to that Reorganization, less the costs of that Reorganization (although stockholders may receive cash for their fractional shares of common stock). The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Boards have reviewed data presented by the Investment Advisor and believe that the Reorganizations generally would result in a reduced Total Expense Ratio for each of the Funds as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. If the Reorganizations are approved, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.75% of the Combined Fund’s average daily managed assets. Because each of the Funds borrows for investment purposes and the Combined Fund intends to borrow for investment purposes, the Combined Fund’s managed assets will generally be equal to the total assets of the Combined Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For the fiscal year ended August 31, 2011, the Total Expense Ratios of FRA and DVF were 1.60% and 1.74%, respectively. For the fiscal year ended February 29, 2012, FRB’s Total Expense Ratio was 1.68% and for the 12-month period ended February 29, 2012, FRA’s and DVF’s Total Expense Ratios were 1.67% and 1.74%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.62% on a pro forma basis for the 12-month period ended February 29, 2012.

The table below shows the projected Total Expense Ratios on a pro forma basis for each possible combination of Funds for the 12-month period ended February 29, 2012.

	Pro Forma Combined Fund (All Funds)	Pro Forma Combined Fund (FRB and Acquiring Fund)	Pro Forma Combined Fund (DVF Acquiring Fund)
Total Expense Ratios	1.62%	1.62%	1.64%

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Directors, determined that participation in the Reorganizations is in the best interests of each Fund and its stockholders and that the interests of each Fund’s stockholders will not be diluted with respect to the net asset value of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganizations. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Boards of the Funds, including all of the Independent Directors, approved the Reorganization at a meeting held on May 22-23, 2012.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its stockholders and that the interests of the stockholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its stockholders, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.”

If a Reorganization is not approved by a Target Fund’s stockholders, such Target Fund will continue to operate for the time being as a standalone Maryland corporation, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

The Target Fund Boards have determined that the Reorganizations are in the best interests of each Target Fund and the stockholders of each Target Fund and that the interests of such stockholders will not be diluted as a result of their Fund’s Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its stockholders and that the interests of such stockholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, stockholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, stockholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares of common stock for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither Acquiring Fund nor its stockholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that stockholders of each Target Fund approve their Fund’s proposed Reorganization at the Special Meeting to be held on Thursday, September 13, 2012 at 9:00 a.m. Stockholder

approval of each Reorganization requires the affirmative vote by stockholders of each Target Fund representing a majority of the outstanding shares of common stock entitled to vote on the Reorganization. Subject to the requisite approval of the stockholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be after the close of business on or about October 12, 2012, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The FRB Board recommends that stockholders of FRB vote “FOR” FRB’s proposed Reorganization.

The DVF Board recommends that stockholders of DVF vote “FOR” DVF’s proposed Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

The structure, organization and investment policies of the Funds are substantially similar. Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s shares of common stock are also listed for trading on the NYSE. The investment objectives of the Funds are substantially similar. Each of the Funds has the investment objective to provide high current income; however, the Acquiring Fund and FRB also seek to provide such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The investment objective(s) of each Fund is a fundamental policy of such Fund and may not be changed without stockholder approval.

Each Fund seeks to achieve its investment objective by investing primarily in floating rate debt securities.

The Funds’ investment policies and restrictions are the same or substantially similar (but not identical). Under normal market conditions, the Funds invest at least 80% of such Fund’s net assets in floating rate debt securities. DVF differs from the other Funds in that it may invest in a broader array of security types including fixed rate securities that are purchased with a derivative instrument (a swap, for example) to make the securities “floating rate.” For a comparison of the Funds, see “—Comparison of the Funds.”

Each Fund currently utilizes leverage for investment purposes. At times, each Fund utilizes leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund has the ability to utilize leverage through borrowings or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). Each Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance).

Each Fund is classified as diversified within the meaning of the 1940 Act, which means that it is must satisfy the 5% and 10% requirements (described below) with respect to 75% of its total assets. Each Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws. Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or (C) the securities of one or more qualified publicly traded partnerships, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).

Floating Rate Debt Securities

Under normal market conditions each Fund will invest at least 80% of an aggregate of (i) such Fund’s net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes, in floating rate debt securities. Floating rate debt securities include floating or variable rate securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, these floating rate debt securities may include, without limitation, instruments such as catastrophe and other event linked bonds, bank capital securities, corporate bonds, notes, money market instruments and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.

Senior Loans

Under normal market conditions each Fund anticipates investing a substantial portion of its floating rate debt assets in senior loans. The senior loans in which each Fund invests primarily consist of direct obligations of a borrower undertaken to finance the growth of the borrower’s business, internally or externally, or to finance a capital restructuring. Senior loans may also include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code and obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. A significant portion of such senior loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such senior loans may be structured to include both term loans, which are generally fully funded at the time of each Fund’s investment, and revolving credit facilities or delayed draw term loans, which would require such Fund to make additional investments in the senior loans as required under the terms of the credit facility. Such senior loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower’s receivables. Senior loans generally are issued in the form of senior syndicated loans, but each Fund also may invest from time to time in privately placed notes, credit linked notes, structured notes or other instruments with credit and pricing terms which are, in the opinion of the Investment Adviser, consistent with investments in senior loan obligations.

Each Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Acquiring Fund, however, will not invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. The Acquiring Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Acquiring Fund in U.S. dollars. Investments in foreign securities involve certain risks not involved in domestic investments. Loans to such non-U.S. borrowers involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Acquiring Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available with respect to U.S. borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

The senior loans in which each Fund invests generally hold a senior position in the capital structure of the borrower. Such loans may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Investment Adviser, in the category of senior debt. A senior position in the borrower’s capital structure generally gives the holder of the senior loan a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior loans in which each Fund invests may be wholly or partially secured by collateral, or may be unsecured. In the event of a default, the ability of an investor to have access to any collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral also may decline subsequent to each Fund’s investment in the senior loan. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Co-Lenders (each as defined below), or pursuant to the terms of the underlying credit agreement with the borrower. There is no assurance that the liquidation of the collateral will satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, a Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment, and possibly, its net asset value.

In the case of highly leveraged senior loans, a borrower is often required to pledge collateral that may include (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and/or (iv) security interests in securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by subsidiaries or affiliates. In some cases the only collateral for the senior loan is the stock of the borrower and/or its subsidiaries and affiliates. To the extent a senior loan is secured by stock of the borrower and/or its subsidiaries and affiliates, such stock may lose all of its value in the event of a bankruptcy or insolvency of the borrower. In the case of senior loans to privately held companies, the companies’ owners may provide additional credit support in the form of guarantees and/or pledges of other securities that they own.

In the case of project finance loans, the borrower is generally a special purpose entity that pledges undeveloped land and other non-income producing assets as collateral and obtains construction completion guaranties from third parties, such as the project sponsor. Project finance credit facilities typically provide for payment of interest from escrowed funds during a scheduled construction period, and for the pledge of current and fixed assets after the project is constructed and becomes operational. During the construction period, however, the lenders bear the risk that the project will not be constructed in a timely manner, or will exhaust project funds prior to completion. In such an event, the lenders may need to take legal action to enforce the completion guaranties, or may need to lend more money to the project on less favorable financing terms, or may need to liquidate the undeveloped project assets. There can be no assurance in any of such cases that the lenders will recover all of their invested capital.

The rate of interest payable on senior floating rate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the prime rate (“Prime Rate”) of a designated U.S. bank, London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based senior loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based senior loans is reset periodically, typically every one, two, three or six months. Certain of the senior floating rate loans in which each Fund invests permit the borrower to select an interest rate reset period of up to one year. A portion of each Fund’s portfolio may be invested in senior loans with interest rates that are fixed for the term of the loan. Investment in senior loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in each Fund’s net asset value, and potentially the market price of each Fund’s shares of common stock, as a result of changes in interest rates.

Each Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment and waiver fees, commissions and prepayment fees. In certain circumstances, each Fund may receive a prepayment fee on the prepayment of a senior loan by a borrower. In connection with the acquisition of senior loans or other debt securities, each Fund also may acquire warrants and other debt and equity securities of the borrower or issuer or its affiliates. The acquisition of such debt and equity securities will only be incidental to each Fund’s purchase of an interest in a senior loan or other debt security. Each Fund may also acquire other debt and equity securities of the borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or in connection with a bankruptcy or workout of the borrower or issuer.

In making an investment in a senior loan, the Investment Adviser will consider factors deemed by it to be appropriate to the analysis of the borrower and the senior loan. The Investment Adviser performs its own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the Agent Bank, Co-Lender or Participant (each defined below) from whom each Fund purchases its interest in a senior loan. Such factors include, but are not limited to, the legal/protective features associated with the securities (such as their position in the borrower’s capital structure and any security through collateral), financial ratios of the borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Adviser also will be influenced by the nature of the industry in which the borrower is engaged, the nature of the borrower’s assets and the Investment Adviser’s assessments of the general quality of the borrower. The Investment Adviser’s analysis continues on an ongoing basis for any senior loans in which each Fund has invested. Although the Investment Adviser uses due care in making such analysis, there can be no assurance that such analysis will disclose factors that may impair the value of the senior loan.

Senior loans made in connection with highly leveraged transactions are subject to greater credit risks than other senior loans in which each Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law.

The secondary market for trading of senior loans continues to develop and mature. One of the effects of a more active and liquid secondary market, however, is that a senior loan may trade at a premium or discount to the principal amount, or par value, of the loan. There are many factors that influence the market value of a senior loan, including technical factors relating to the operation of the loan market, supply and demand conditions, market perceptions about the credit quality or financial condition of the borrower or more general concerns about the industry in which the borrower operates. Each Fund participates in this secondary market for senior loans, purchasing and selling loans that may trade at a premium or discount to the par value of the loan.

The Acquiring Fund does not have a policy with regard to minimum ratings for senior loans in which it may invest, except that the Acquiring Fund may not invest more than 10% of its total assets in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be Distressed Securities. Investments in senior loans are based primarily on the Investment Adviser’s independent credit analyses of a particular borrower.

A borrower must comply with various restrictive covenants contained in any credit agreement between the borrower and the lending syndicate. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios or relationships, limits on total debt and restrictions on the borrower’s ability to pledge its assets. In addition, the loan agreement may contain a covenant requiring the borrower to prepay the senior loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of default (i.e., the Agent Bank has the right to call the outstanding senior loan).

It is expected that a majority of the senior loans will have stated maturities ranging from three to ten years. However, such senior loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from excess cash flow, as discussed above, and typically permit the borrower to prepay at its election. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Acquiring Fund may receive both a prepayment fee from the prepaying borrower and a facility fee on the purchase of a new senior loan with the proceeds from the prepayment of the former. Such fees may mitigate any adverse impact on the yield on the Acquiring Fund’s portfolio which may arise as a result of prepayments and the reinvestment of such proceeds in senior loans bearing lower interest rates.

A senior loan in which the Acquiring Fund may invest typically is originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell senior loans to third parties (“Participants”). The Acquiring Fund invests in a senior loan either by participating in the primary distribution as a Co-Lender at the time the loan is originated or by buying an assignment or participation interest in the senior loan in the secondary market from a Co-Lender or a Participant. The Acquiring Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a senior loan.

The Acquiring Fund may invest in a senior loan at origination as a Co-Lender or by acquiring an assignment or participation interest in the secondary market from a Co-Lender or Participant. If the Acquiring Fund purchases an assignment, the Acquiring Fund typically accepts all of the rights of the assigning lender in a senior loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower and assumes all of the obligations of the assigning lender, including any obligations to make future advances to the borrower. As a result, therefore, the Acquiring Fund has the status of a Co-Lender. In some cases, the rights and obligations acquired by a purchaser of an assignment may differ from, and may be more limited than, the rights and obligations of the assigning lender. The Acquiring Fund also may purchase a participation in a portion of the rights of a Co-Lender or Participant in a senior loan by means of a participation agreement. A participation is similar to an assignment in that the Co-Lender or Participant transfers to the Acquiring Fund all or a portion of an interest in a senior loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Acquiring Fund and the borrower. In such a case, the Acquiring Fund is required to rely on the Co-Lender or Participant that sold the participation not only for the enforcement of the Acquiring Fund’s rights against the borrower but also for the receipt and processing of payments due to the Acquiring Fund under the senior loans.

Because it may be necessary to assert through a Co-Lender or Participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, the Acquiring Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Acquiring Fund could enforce its rights directly against the borrower. Moreover, under the terms of a participation, the Acquiring Fund may be regarded as a creditor of the Co-Lender or Participant that sold the participation (rather than of the borrower), so that the Acquiring Fund may also be subject to the risk that the Co-Lender or Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the Agent Bank, Co-Lender or Participant.

In a typical senior loan, the Agent Bank administers the terms of the credit agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the credit agreement. The Acquiring Fund generally relies on the Agent Bank (or the Co-Lender or Participant that sold the Acquiring Fund a participation interest) to collect its portion of the payments on the senior loan. Furthermore, the Acquiring Fund generally relies on the Agent Bank to use appropriate creditor remedies against the borrower. Typically, under credit agreements, the Agent Bank is given broad discretion in enforcing the credit agreement, and is obligated to use only the same care it would use in the management of its own property. The borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the senior loan and other fees paid on a continuing basis.

In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the credit agreement should remain available to holders of senior loans.

If, however, assets held by the Agent Bank for the benefit of the Acquiring Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s general or secured creditors, the Acquiring Fund might incur certain costs and delays in realizing payment on a senior loan or suffer a loss of principal and/or interest. In situations involving a Co-Lender or Participant that sold the Acquiring Fund a participation interest, similar risks may arise, as described above.

The Acquiring Fund may have certain obligations pursuant to a credit agreement, which may include the obligation to make future advances to the borrower in connection with revolving credit facilities in certain circumstances. These commitments may have the effect of requiring the Acquiring Fund to increase its investment in a borrower at a time it might not be desirable to do so (including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid). The Acquiring Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in liquid assets. The Acquiring Fund will not invest in senior loans that would require the Acquiring Fund to make any additional investments in connection with such future advances if such commitments would cause the Acquiring Fund to fail to meet the diversification requirements described under “Investment Restrictions.”

High Yield Securities

The Acquiring Fund may invest without limit and generally intends to invest a substantial portion of its assets in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Acquiring Fund may not, however, invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be Distressed Securities. High yield bonds commonly are referred to as “junk” bonds. See “Appendix A—Ratings of Securities” for information concerning rating categories.

Selection and supervision of high yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s own credit analysis than investment companies which invest in investment grade securities. The Acquiring Fund may continue to hold securities that are downgraded after the Acquiring Fund purchases them and will sell such securities only if, in the Investment Adviser’s judgment, it is advantageous to sell such securities.

Investments in high yield securities generally provide greater income than investments in investment grade securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Acquiring Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs.

High yield securities tend to be more volatile than investment grade securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Acquiring Fund’s net asset value, and potentially the market price of the Acquiring Fund’s shares of common stock.

Like investment grade securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade securities, even under normal economic conditions. This is particularly the case in the senior loan market. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market, and in particular the senior loan market, and may cause the prices the Acquiring Fund receives for its high yield securities to be reduced. In addition, the Acquiring Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Acquiring Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were exercised by an issuer during a period of declining interest rates, the Acquiring Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Acquiring Fund and dividends to stockholders.

The high yield securities in which the Acquiring Fund invests may include credit linked notes, structured notes, credit linked trust certificates or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Distressed Securities

Distressed Securities are high yield/high risk securities, including certain senior loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or lower by Moody’s or CC or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Acquiring Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Acquiring Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities.

Other Investments

The Acquiring Fund may invest up to 20% of its total assets in securities other than floating rate debt securities. These securities include, but are not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Acquiring Fund may acquire warrants and other debt and equity securities. The Acquiring Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

Bonds

The Acquiring Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Acquiring Fund may also invest in catastrophe or other “event linked” bonds.

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Acquiring Fund would be required to distribute the income on these instruments as it accrues, even though the Acquiring Fund will not receive the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Preferred Securities

The Acquiring Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Certain preferred securities in which the Acquiring Fund may invest have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Some preferred securities in which the Acquiring Fund may invest offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities act like long term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets. The types of preferred securities in which the Acquiring Fund may invest include trust preferred securities.

Convertible Securities

The Acquiring Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

Mortgage and Asset Backed Securities

Mortgage backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Acquiring Fund. The value of mortgage backed securities, like that of traditional fixed rate securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage backed securities differ from traditional fixed rate securities because of their potential for prepayment without penalty. The price paid by the Acquiring Fund for its mortgage backed securities, the yield the Acquiring Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage backed securities. Moreover, when the Acquiring Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Acquiring Fund purchases mortgage backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Acquiring Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than short term securities, maturity extension risk could increase the inherent volatility of the Acquiring Fund.

The mortgage backed securities in which the Acquiring Fund may invest may be guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). Certain of the asset backed securities in which the Acquiring Fund will invest may be guaranteed by the Small Business Administration (“SBA”) or issued in programs originated by the Resolution Trust Corporation (“RTC”). GNMA, FNMA, FHLMC and SBA are agencies or instrumentalities of the United States.

The Acquiring Fund may invest in pass through mortgage backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass through securities provide for monthly payments that “pass through” the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Acquiring Fund may also invest in collateralized mortgage obligations (“CMOs”) which are debt obligations collateralized by mortgage loans or mortgage pass through securities.

Asset backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Acquiring Fund. The value of asset backed securities, like that of traditional fixed rate securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset backed securities differ from traditional fixed rate securities because of their potential for prepayment. The price paid by the Acquiring Fund for its asset backed securities, the yield the Acquiring Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset backed securities. Moreover, when the Acquiring Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Acquiring Fund purchases asset backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Acquiring Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Acquiring Fund.

Illiquid Securities

The Acquiring Fund may invest in floating rate debt securities, senior loans, high yield securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Although senior loans are transferred among certain financial institutions, the senior loans in which the Acquiring Fund invests may not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. Although the market for senior loans has developed significantly during recent years, certain of the senior loans in which the Acquiring Fund invests may still not have the liquidity of conventional debt securities traded in the secondary market. The Acquiring Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Acquiring Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Acquiring Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Acquiring Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Other Investment Policies

See “Investment Objectives and Policies of the Funds—Other Investment Policies” in the Statement of Additional Information for a discussion of the Funds’ other investment policies.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are substantially similar (but not identical). Each of the Funds has the investment objective to provide high current income; however, the Acquiring Fund and FRB also seek to provide such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. Each Fund’s investment objective(s) is a fundamental policy and may not be changed without stockholder approval. Each Fund, under normal market conditions, invests at least 80% of its net assets in floating rate debt securities. DVF differs from the other Funds in that it may invest across a broader array of security types that are rated below investment grade including, fixed rate securities that are purchased with a derivative instrument (a swap, for example) to make the securities “floating rate.”

Investment Strategies and Restrictions

The Funds have either the same or substantially similar (but not identical) investment strategies and restrictions. A comparison of the significant investment strategies and operating policies used by the Funds is set forth in the table below. The investment strategies and significant operating policies of the Combined Fund will be those of FRA.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Total Assets Under Management	Total Assets Under Management	Total Assets Under Management

As of February 29, 2012: $350,651,890	As of February 29, 2012: $184,772,951	As of February 29, 2012: $172,399,987

Investment Objective(s)	Investment Objective(s)	Investment Objective(s)

•    The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

	• Same as Acquiring Fund.	• The Fund’s investment objective is to provide stockholders with high current income.

Investment Policies	Investment Policies	Investment Policies

• The Fund seeks to achieve its objective by investing primarily in floating rate debt securities and instruments (“floating rate debt securities”).	• Same as Acquiring Fund.

•    The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments (“floating rate debt securities”), including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Floating Rate Debt Securities	Floating Rate Debt Securities	Floating Rate Debt Securities

•    Under normal market conditions, the Fund will invest at least 80% of an aggregate of (i) the Fund’s net assets (including proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes, in floating rate debt securities.

• Same as Acquiring Fund.

•    Under normal market conditions, the Fund intends to invest at least 80% of its net assets in floating rate debt securities, including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a floating rate of interest until maturity.

Fixed Rate Debt Securities	Fixed Rate Debt Securities	Fixed Rate Debt Securities

•    The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

• Same as Acquiring Fund.

•    The Fund also may invest up to 20% of its total assets in certain fixed rate debt securities, including fixed rate senior loans, bonds, certain preferred securities (including certain convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer), notes or other debt securities or instruments which pay a fixed rate of interest until maturity. The Fund does not consider such securities to include fixed rate debt securities where the Fund has entered into certain derivative transactions, discussed above, in an attempt to convert the fixed rate payments into floating rate payments.

Senior Loans	Senior Loans	Senior Loans

• Under normal market conditions, the Fund anticipates investing a substantial portion of its floating rate debt assets in senior loans.	• Same as Acquiring Fund.	• The Fund’s investments in floating rate debt securities may include senior loans.

Acquiring Fund	Target Funds
FRA	FRB	DVF
High Yield Securities	High Yield Securities	High Yield Securities

•    The Fund may invest without limit and generally intends to invest a substantial portion of its assets in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s or BB or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

	• Substantially the same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Distressed Securities	Distressed Securities	Distressed Securities

•    The Fund may not, however, invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities.

• Same as Acquiring Fund.

•    The Fund also may invest without limit in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities.

Foreign Investments	Foreign Investments	Foreign Investments

•    The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not, invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

• Same as Acquiring Fund.

•    The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries. Although the Fund intends to invest primarily in U.S. dollar-denominated debt securities, the Fund also may invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Other Investments	Other Investments	Other Investments

•    The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities. These securities include, but are not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

• Same as Acquiring Fund.

•    The Fund may invest in various other types of floating rate or fixed rate debt securities. These securities include, but are not limited to, convertible securities, mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

•    To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Bonds	Bonds	Bonds

• The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Preferred Securities	Preferred Securities	Preferred Securities

• The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Acquiring Fund	Target Funds
FRA	FRB	DVF
Convertible Securities	Convertible Securities	Convertible Securities

•    The Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula.

	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Leverage	Leverage	Leverage

•    At times, the Fund expects to utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund has the ability to utilize leverage through borrowings or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance).

	• Substantially the same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

• The Fund may also invest in investment grade securities.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Maturity of Investments	Maturity of Investments	Maturity of Investments

• The Fund may invest in securities of any maturity.	• Same as Acquiring Fund.	• Substantially the same as Acquiring Fund.

Dividends	Dividends	Dividends

• The Fund intends to distribute dividends from its net investment income monthly to holders of common stock.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Acquiring Fund	Target Funds
FRA	FRB	DVF

Investment Advisor and Sub-Advisor	Investment Advisor and Sub-Advisor	Investment Advisor and Sub-Advisor

• Investment Advisor: BlackRock Advisors, LLC.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

• Sub-Advisor: BlackRock Financial Management, Inc.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Advisory and Sub-Advisory Fee	Advisory and Sub-Advisory Fee	Advisory and Sub-Advisory Fee

• Advisory Fee: 0.75% of the Fund’s average daily managed assets.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

• Sub-Advisory Fee: Equal to 59.0% of the advisory fee received by the Investment Advisor.	• Same as Acquiring Fund.	• Same as Acquiring Fund.

Portfolio Management Team	Portfolio Management Team	Portfolio Management Team

• Leland Hart and C. Adrian Marshall.	• Same as Acquiring Fund.	• Leland Hart, James E. Keenan and C. Adrian Marshall.

Fiscal Year End	Fiscal Year End	Fiscal Year End

• August 31.	• February 28.	• Same as Acquiring Fund.

The fundamental investment restrictions of the Funds are identical and may not be changed without the approval of the holders of a majority of a Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented, or (ii) more than 50% of the outstanding shares). The following investment restrictions of the Acquiring Fund will apply to the Combined Fund. Under the fundamental investment restrictions, the Acquiring Fund may not:

(1)	make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

(2)	make investments for the purpose of exercising control or management;

(3)	purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon;

(4)	issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law;

(5)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

(6)

make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing senior loans, as a Co-Lender or otherwise, or other debt securities or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus; and

(7)	invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. For purposes of this restriction, the term “issuer” includes both a borrower and any lender selling a participation interest (as described under “Investment Objectives and Policies—Description of Senior Loans” above) to the Fund together with any other person interpositioned between the lender selling such participation interest and the Fund with respect to such participation interest.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of the Acquiring Fund without stockholder approval, provide that the Acquiring Fund may not:

(1)	purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law;

(2)	mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Other Investment Policies” above;

(3)	purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin);

(4)	change its policy of investing, under normal circumstances, at least 80% of an aggregate of (i) the Fund’s net assets (including proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes, in floating rate debt securities, unless the Fund provides its stockholders with at least 60 days’ prior written notice;

(5)	invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities; and

(6)	invest more than 10% of its total assets in debt securities of issuers located in emerging market countries or in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Acquiring Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Acquiring Fund’s total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or (ii) in the securities of one or more “qualified publicly traded partnerships” (as defined under Section 851(h) of the Code), and (b) with regard to at least 50% of the Acquiring Fund’s total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Directors to the extent appropriate in light of changes to applicable tax requirements.

Each Target Fund’s fundamental investment restrictions are the same as the Acquiring Fund’s fundamental restrictions (1) through (7). FRB’s non-fundamental investment restrictions also are the same as the Acquiring Fund’s non-fundamental restrictions (1) through (6). DVF’s non-fundamental investment restrictions are substantially the same as the Acquiring Fund’s non-fundamental restrictions except that DVF does not have non-fundamental restrictions (4) through (6) above.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without stockholder approval.

Leverage

At times, each Fund utilizes leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof.

Each Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. These practices are known as “leverage.” Each Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Changes in the value of each Fund’s investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of shares of common stock. If there is a net decrease, or increase, in the value of each Fund’s investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if each Fund were not leveraged. During periods in which each Fund is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if each Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including the proceeds from the issuance of preferred shares and other leverage.

Under the 1940 Act, each Fund is not permitted to (i) issue preferred stock, unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock, or (ii) issue any senior security representing indebtedness of the Fund, unless immediately after such issuance the value of the Fund’s total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that each Fund does issue any preferred stock or senior securities representing indebtedness, the Fund will not be able to (i) pay dividends or declare any other distribution on any such preferred stock or the shares of common stock unless at the time of declaration of any such dividend or other distribution the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock after giving effect to such dividend or other distribution, or (ii) pay dividends or declare any other distribution on any such senior security representing indebtedness or the shares of common stock unless at the time of declaration of any such dividend or other distribution the value of the Fund’s total assets is at least 300% of the face amount of such indebtedness after giving effect to such dividend or other distribution.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law. A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the investment adviser for each Fund. Pursuant to an investment management agreement between BlackRock Advisors, LLC and each Fund, each Fund pays the Investment Advisor a monthly fee at an annual rate of 0.75% of the respective Fund’s average daily managed assets.

BlackRock Financial Management, Inc. acts as the sub-advisor for each Fund (the “Sub-Advisor” and together with the Investment Advisor, the “Advisors”). BlackRock Advisors, LLC has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc., under which the BlackRock Advisors, LLC pays BlackRock Financial Management, Inc. for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to BlackRock Advisors, LLC.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in (i) the Acquiring Fund’s and DVF’s annual report and (ii) FRB’s semi-annual report to stockholders for the period ending August 31, 2011.

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”). BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2012, BlackRock’s assets under management were approximately $3.560 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2012 advised a registered closed-end family of 92 exchange-listed active funds with approximately $42.7 billion in assets. In addition, BlackRock advised six non-exchange-listed closed-end funds with approximately $303.8 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2012, the firm has approximately 9,900 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund. Each Fund is managed by a team of investment professionals comprised of Leland Hart and C. Adrian Marshall. DVF is also managed by James E. Keenan. Leland Hart and C. Adrian Marshall are jointly responsible for the day-to-day management of FRA’s and FRB’s portfolio, which includes setting such Fund’s overall investment strategy, overseeing the management of such Fund and/or selection of its investments. Leland Hart, C. Adrian Marshall and James E. Keenan are jointly responsible for the day-to-day management of DVF’s portfolio, which includes setting DVF’s overall investment strategy, overseeing the management of DVF and/or selection of its investments. Leland Hart and C. Adrian Marshall are expected to be jointly responsible for the day-to-day management of the Combined Fund’s portfolio, which includes setting the Combined Fund’s overall investment strategy, overseeing the management of the Combined Fund and/or selection of its investments.

Leland Hart, Managing Director, is a member of the Corporate Credit Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Leveraged Finance Portfolio Team. Mr. Hart is also a member of the BlackRock Kelso Investment Committee.

Prior to joining BlackRock in 2009, Mr. Hart was a Partner and head of Europe Leveraged Loans at R3 Capital Partners. Previously, he spent eight years with Lehman Brothers, most recently as a Managing Director in Leveraged Capital Markets focused on the origination, structuring, and distribution of leveraged loans, mezzanine debt, high yield bonds and equity-linked securities. Earlier, Mr. Hart was in the firm’s Leveraged Finance Group. Before joining Lehman Brothers, Mr. Hart was with Bank of America’s High Yield Group and the Private Placement Group of Continental Bank, a predecessor firm.

Mr. Hart earned a BA degree, cum laude, from Middlebury College in 1991 and an MBA degree from the University of Chicago Graduate School of Business in 1997. He also serves as a board member of the Loan Syndications and Trading Association.

James E. Keenan, CFA, Managing Director, is a portfolio manager in the Corporate Credit Group within BlackRock Fundamental Fixed Income. He is head of Leveraged Finance Portfolios and Investments overseeing global high yield, leveraged loans, and distressed products. Mr. Keenan is also a member of the BlackRock Kelso Investment Committee.

Prior to joining BlackRock in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader and research analyst from 1998 through 2003.

Mr. Keenan earned a BBA degree in finance from the University of Notre Dame in 1998.

C. Adrian Marshall, CFA, Director, is a member of the Corporate Credit Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Leveraged Finance Portfolio Team.

Mr. Marshall moved into his current position in 2007; he was previously a sector specialist on the investment grade corporate bond team. Prior to moving to portfolio management in 2003, he spent two years in Tokyo as a member of the product development and investment management groups at Nomura BlackRock Asset Management Co., Ltd., BlackRock’s former Tokyo-based joint venture. Mr. Marshall began his career at BlackRock in 1999 as an account manager for institutional clients in the US and internationally.

Mr. Marshall earned a BA degree in political science from Williams College in 1999.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisors.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Financial Management, Inc.
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Directors	Debevoise & Plimpton LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. Computershare Trust Company N.A. 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to the Funds’ shares of common stock.

It is not anticipated that the Reorganization will result in any change in the organizations providing services to FRA as set forth above. As a result of the Reorganization, the service providers to FRA are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Funds as of February 29, 2012 and the pro forma capitalization of the Combined Fund as if the proposed Reorganizations had occurred on that date.

Capitalization as of February 29, 2012 (Unaudited)

	FRA	FRB	DVF	Adjustments		Pro Forma Combined Fund (All Funds)
Net Assets(a)	$272,651,890	$143,772,951	$132,399,987	$(830,000)	(b)	$547,994,828
Shares of Common Stock Outstanding	18,467,299	10,574,327	12,401,086	(4,294,502)	(c)	37,148,210
Net Asset Value Per Share of Common Stock	$14.76	$13.60	$10.68			$14.75

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding shares of common stock” table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $830,000 of which $300,000 was attributable to FRB, $300,000 was attributable to DVF, and $230,000 was attributable to FRA. Since the cost savings of FRA are expected to be less than those of the Target Funds, the Investment Advisor has decided to cover $100,000 of FRA’s costs of the Reorganizations. Therefore, only a portion of FRA’s costs associated with the Reorganizations will be borne directly by FRA. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that DVF and FRB be responsible for their own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments of $848,389 for FRB shares of common stock and $3,446,113 for DVF shares of common stock due to differences in per share NAV.

	FRA	FRB	Adjustments		Pro Forma Combined Fund (FRB and Acquiring Fund)
Net Assets(a)	$272,651,890	$143,772,951	$(530,000	)(b)	$415,894,841
Shares of Common Stock Outstanding	18,467,299	10,574,327	(848,389	)(c)	28,193,237
Net Asset Value Per Share of Common Stock	$14.76	$13.60			$14.75

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding shares of common stock” table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $530,000 of which $300,000 was attributable to FRB and $230,000 was attributable to FRA, respectively. Since the cost savings of FRA are expected to be less than those of the Target Funds, the Investment Advisor has decided to cover $100,000 of FRA’s costs of the Reorganizations. Therefore, only a portion of FRA’s costs associated with the Reorganizations will be borne directly by FRA. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that FRB be responsible for its own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

	FRA	DVF	Adjustments		Pro Forma Combined Fund (DVF and Acquiring Fund)
Net Assets(a)	$272,651,890	$132,399,987	$(530,000	)(b)	$404,521,877
Shares of Common Stock Outstanding	18,467,299	12,401,086	(3,446,113	)(c)	27,422,272
Net Asset Value Per Share of Commons Stock	$14.76	$10.68			$14.75

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding shares of common stock” table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $530,000 of which $300,000 was attributable to DVF and $230,000 was attributable to FRA, respectively. Since the cost savings of FRA are expected to be less than those of the Target Funds, the Investment Advisor has decided to cover $100,000 of FRA’s costs of the Reorganizations. Therefore, only a portion of FRA’s costs associated with the Reorganizations will be borne directly by FRA. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that DVF be responsible for its own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE SHARES OF COMMON STOCK OF THE FUNDS

General

Stockholders of a Fund are entitled to share equally in dividends declared by the Fund’s Board as payable to holders of the Fund’s shares of common stock and in the net assets of the Fund available for distribution to holders of the shares of common stock. Stockholders do not have preemptive or conversion rights and a Fund’s shares of common stock are not redeemable. The outstanding shares of common stock of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the shares of common stock of each of the Funds are identical. Investors typically purchase and sell shares of common stock of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of common stock of the Funds through privately negotiated transactions with existing stockholders.

Outstanding Shares of Common Stock as of February 29, 2012

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
FRB	Common Stock	200 million	—	10,574,327
DVF	Common Stock	200 million	—	12,401,086
FRA	Common Stock	200 million	—	18,467,299

Share Price Data

The following tables set forth the high and low market prices for shares of common stock of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

FRB	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High		Low
May 31, 2012	$13.95	$13.15	$13.76	$13.48	2.27%		(2.81%	)
February 29, 2012	$13.33	$11.85	$13.60	$13.10	(1.62%	)	(9.68%	)
November 30, 2011	$12.70	$11.46	$13.36	$12.66	(3.61%	)	(9.55%	)
August 31, 2011	$14.51	$11.86	$14.03	$12.73	3.42%		(8.11%	)
May 31, 2011	$14.79	$14.13	$14.12	$13.89	5.34%		0.64%
February 28, 2011	$14.40	$13.34	$14.07	$13.62	2.49%		(2.41%	)
November 30, 2010	$14.71	$13.16	$13.75	$13.28	9.86%		(3.45%	)
August 31, 2010	$14.61	$13.27	$13.34	$13.03	11.10%		0.15%
May 31, 2010	$15.58	$13.20	$13.52	$13.09	15.69%		(0.15%	)
February 28, 2010	$15.01	$12.91	$13.21	$12.68	14.06%		1.81%

DVF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High		Low
May 31, 2012	$10.40	$9.82	$10.80	$10.57	(2.89%	)	(7.45%	)
February 29, 2012	$10.19	$9.22	$10.68	$10.28	(4.41%	)	(10.40%	)
November 30, 2011	$9.89	$8.97	$10.51	$9.95	(3.61%	)	(11.26%	)
August 31, 2011	$12.01	$9.13	$11.02	$10.05	8.98%		(12.38%	)
May 31, 2011	$11.92	$10.91	$11.09	$10.89	8.17%		(0.91%	)
February 28, 2011	$11.70	$10.89	$11.06	$10.71	6.91%		(0.09%	)
November 30, 2010	$10.84	$10.25	$10.80	$10.49	1.69%		(4.03%	)
August 31, 2010	$11.34	$10.19	$10.56	$10.33	8.83%		(1.83%	)
May 31, 2010	$11.96	$10.13	$10.89	$10.33	11.88%		(5.21%	)
February 28, 2010	$10.68	$9.27	$10.36	$9.90	3.89%		(7.49%	)
November 30, 2009	$9.74	$8.77	$9.87	$8.75	2.13%		(7.68%	)

FRA	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High		Low
May 31, 2012	$15.02	$14.17	$14.94	$14.63	0.94%		(3.20%	)
February 29, 2012	$14.59	$12.88	$14.76	$14.20	(0.88%	)	(9.35%	)
November 30, 2011	$13.71	$12.42	$14.49	$13.74	(4.03%	)	(9.67%	)
August 31, 2011	$16.31	$12.95	$15.21	$13.80	(7.30%	)	(8.21%	)
May 31, 2011	$16.30	$15.23	$15.31	$14.88	7.10%		0.13%
February 28, 2011	$15.60	$14.32	$15.26	$14.75	2.36%		(3.24%	)
November 30, 2010	$15.75	$14.22	$14.88	$14.37	8.47%		(3.66%	)
August 31, 2010	$15.50	$13.57	$14.43	$14.11	7.64%		(4.77%	)
May 31, 2010	$16.94	$13.48	$14.67	$14.17	15.55%		(5.80%	)
February 28, 2010	$15.64	$13.92	$14.30	$13.75	9.85%		(0.21%	)
November 30, 2009	$13.84	$12.21	$13.73	$12.94	0.95%		(9.43%	)

As of May 31, 2012, the net asset value per common share of FRB was $13.48 and the market price per common share was $13.42, representing a discount to net asset value of (0.45%), the net asset value per common share of DVF was $10.57 and the market price per common share was $9.95, representing a discount to net asset value of (5.87%) and the net asset value per common share of FRA was $14.63 and the market price per common share was $14.17, representing a discount to net asset value of (3.14%). Common shares of FRA, FRB and DVF have historically traded at both a premium and discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in shares of common stock of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its shares of common stock will perform in the future.

	Average Annual Total Returns as of February 29, 2012
Fund	Trailing 12-month Distribution Yield based on February 29, 2012 NAV	One Year ended February 29, 2012 based on NAV	One Year ended February 29, 2012 based on Market Price	Life of Fund ended February 29, 2012 based on NAV	Life of Fund ended February 29, 2012 based on Market Price	Inception Date
FRB	6.47%	3.41%	(0.61)%	4.01%	2.99%	07/30/04
DVF	6.70%	4.11%	(2.24)%	2.26%	0.82%	01/31/05
FRA	6.24%	3.36%	0.76%	4.74%	3.96%	10/31/03

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Fund’s shares of common stock. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its stockholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a stockholder’s tax basis in such stockholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof and the movement of interest rates for debt securities. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganization were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will increase the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Fund’s net asset value. Holders of the Acquiring Fund’s shares of common stock will automatically have all dividends and distributions reinvested in shares of common stock issued by the Fund or shares of common stock of the

Fund purchased in the open market in accordance with the Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of a Fund’s shares of common stock may be reinvested automatically in such Fund’s shares of common stock, see “Automatic Dividend Reinvestment Plan” below.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan (the “Plan”) of the Acquiring Fund will be the automatic dividend reinvestment plan of the Combined Fund. The automatic dividend reinvestment plan of the Target Funds is the same as the Acquiring Fund’s Plan. Stockholders of the Acquiring Fund are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), agent for stockholders in administering the Plan, in the Acquiring Fund’s Shares. Stockholders who do not participate in the Plan receive all distributions in cash paid by check and mailed directly to the stockholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

After the Acquiring Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”), or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares of common stock trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares of common stock acquired in open-market purchases. It is contemplated that the Combined Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date. Additionally, the Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends are paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. Participants should consult their own tax advisors regarding the U.S. federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in its Plan; however, the Acquiring Fund reserves the right to amend its Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM. All overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund consists of 11 Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). At each annual meeting, Stockholders elect all 11 Board Member nominees for one year terms. With respect to each Fund, a director elected by the stockholders may be removed (with or without cause), but only by action taken by the stockholders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of common stock then entitled to vote in an election to fill that directorship.

In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the Fund’s shares of common stock is required.

The Charter and Bylaws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of common stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

In addition, conversion of a Fund to an open-end investment company would require an amendment to such Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least

66 2/3% of the Fund’s outstanding shares of common stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the Bylaws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

The Board of each Fund has determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act or, in certain circumstances, Maryland law, are in the best interests of stockholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

Each Fund’s Bylaws generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business, including business from the floor, at an annual meeting of stockholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the Bylaws and be received by the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting. In the event a Fund moves the date of its annual meeting by more than 25 days from the anniversary of its immediately preceding annual meeting, stockholders who wish to submit a proposal or nomination for consideration at the annual meeting in accordance with the advance notice provisions of the Bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first.

GOVERNING LAW

Each Fund is organized as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. BlackRock Floating Rate Income Strategies Fund II, Inc. was formed under the laws of the State of Maryland on November 6, 2003 and commenced operations on July 30, 2004. BlackRock Floating Rate Income Strategies Fund II, Inc. was known as Floating Rate Income Strategies Fund II, Inc. prior to September 29, 2006. BlackRock Diversified Income Strategies Fund, Inc. was formed under the laws of the State of Maryland on September 20, 2004 and commenced operations on January 31, 2005. BlackRock Diversified Income Strategies Fund, Inc. was known as Diversified Income Strategies Portfolio, Inc. prior to June 8, 2007. BlackRock Floating Rate Income Strategies Fund, Inc. was formed under the laws of the State of Maryland on August 14, 2003 and commenced operations on October 31, 2003. BlackRock Floating Rate Income Strategies Fund, Inc. was known as Floating Rate Income Strategies Fund, Inc. prior to September 29, 2006.

CONVERSION TO OPEN-END FUND

To convert each of FRB, DVF and FRA to an open-end investment company, each such Fund’s Charter requires an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of common stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the Bylaws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the stockholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the stockholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all stockholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the shares of common stock would cease to be listed on the NYSE. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load. The Boards believe, however, that the Funds’ closed-end structure is desirable in light of the Funds’ investment objectives and policies. Therefore, stockholders should assume that it is not likely that the Boards would vote to convert any of the Funds to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the stockholders of each Fund. The stockholders of each Fund are entitled to one vote for each share held by them. The stockholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s shares of common stock voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining shares of common stock will not be able to elect any directors.

APPRAISAL RIGHTS

Common stockholders of each Target Fund do not have appraisal rights.

FINANCIAL HIGHLIGHTS

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

The Financial Highlights table is intended to help you understand FRB’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in FRB (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, FRB’s independent registered public accounting firm. Financial statements for the fiscal year ended February 29, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in FRB’s Annual Report for the fiscal year ended February 29, 2012, which is available upon request.

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	Year Ended February 29, 2012[1]	Year Ended February 28,			Year Ended February 29, 2008	Year Ended February 28,		For the Period July 30, 2004[2] to February 28, 2005
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.07	$13.16	$8.92	$16.06	$19.28	$19.39	$19.74	$19.10

Net investment income[3]	0 .89	0.87	0.86	1.37	1.55	1.55	1.33	0.58

Net realized and unrealized gain (loss)	(0.48)	0.94	4.44	(6.98)	(3.27)	(0.12)	(0.31)	0.57

Net increase (decrease) from investment operations	$0 .41	$1.81	$5.30	$(5.61)	$(1.72)	$1.43	$1.02	$1.15

Dividends and distributions from:
Net investment income	(0.88)	(0.83)	(0.98)	(1.53)	(1.50)	(1.54)	(1.27)	(0.47)
Tax return of capital	—	(0.07)	(0.08)	—	—	—	(0.10)	(0.01)

Total dividends and distributions	(0.88)	(0.90)	(1.06)	(1.53)	(1.50)	(1.54)	(1.37)	(0.48)

Capital charges with respect to issuance of shares	—	—	—	—	—	—	—	(0.03)

Net asset value, end of period	$13.60	$14.07	$13.16	$8.92	$16.06	$19.28	$19.39	$19.74

Market price, end of period	$13.21	$14.22	$15.01	$8.28	$14.75	$18.50	$17.76	$19.44
Total Investment Return[4]
Based on net asset value	3.41%	14.20%	62.08%	(36.46)%	(8.98)%	8.31%	6.07%	5.97%[5]

Based on market price	(0.61)%	1.19%	99.15%	(35.78)%	(12.88)%	13.47%	(1.35)%	(0.34)%[5]

Ratios to Average Net Assets
Total expenses	1.68%	1.56%	1.50%	2.48%	2.78%	2.87%	2.46%	1.48%[6]

Total expenses after fees waived and paid indirectly	1.68%	1.56%	1.50%	2.48%	2.78%	2.87%	2.46%	1.30%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.36%	1.30%	1.27%	1.38%	1.20%	1.22%	1.25%	0.92%[6]

Net investment income	6.61%	6.48%	7.40%	10.08%	8.39%	8.03%	6.88%	5.11%[6]

Supplemental Data
Net assets, end of period (000)	$143,773	$148,552	$138,371	$93,656	$168,553	$202,364	$203,557	$207,255

Borrowings outstanding, end of period (000)	$41,000	$36,000	$24,000	$26,000	$50,000	$47,000	$61,400	$60,300

Average borrowings outstanding, during the period (000)	$48,292	$29,101	$22,225	$45,165	$55,269	$61,022	$63,725	$29,072

Portfolio turnover	57%	100%	92%	47%	65%	65%	72%	30%

Asset coverage, end of period per $1,000	$4,507	$5,126	$6,765	$4,602	$4,371	$5,306	$4,315	$4,437

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

The Financial Highlights table is intended to help you understand DVF’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in DVF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 29, 2012 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, DVF’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in DVF’s Annual Report for the fiscal year ended August 31, 2011, which is available upon request.

BlackRock Diversified Income Strategies Fund, Inc. (DVF)	Six Months Ended February 29, 2012 (Unaudited)[1]	Year Ended August 31,						For the Period January 31, 2005[2] to August 31, 2005
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.19	$10.47	$8.74	$13.94	$17.50	$18.70	$18.38	$19.10

Net investment income[3]	0.33	0.75	0.80	1.06	1.61	1.83	1.77	0.84

Net realized and unrealized gain (loss)	0.51	(0.28)	1.78	(4.88)	(3.41)	(1.23)	0.25	(0.77)

Net increase (decrease) from investment operations	0.84	0.47	2.58	(3.82)	(1.80)	0.60	2.02	0.07

Dividends and distributions from:
Net investment income	(0.35)	(0.69)	(0.80)	(1.14)	(1.72)	(1.80)	(1.70)	(0.75)
Tax return of capital	—	(0.06)	(0.05)	(0.24)	(0.04)	—	—	—

Total dividends and distributions	(0.35)	(0.75)	(0.85)	(1.38)	(1.76)	(1.80)	(1.70)	(0.75)

Capital charges with respect to issuance of shares	—	—	—	—	—	—	(0.00)[4]	(0.04)

Net asset value, end of period	$10.68	$10.19	$10.47	$8.74	$13.94	$17.50	$18.70	$18.38

Market price, end of period	$10.12	$9.84	$10.45	$8.80	$12.77	$17.16	$18.85	$17.53
Total Investment Return[5]
Based on net asset value	8.73%[6]	4.30%	30.27%	(23.82)%	(10.17)%	3.00%	11.99%	0.42%[6]

Based on market price	6.70%[6]	0.91%	29.13%	(16.27)%	(16.08)%	0.19%	18.36%	(8.53)%[6]

Ratios to Average Net Assets
Total expenses	1.66%[7]	1.74%	1.53%	2.47%	2.77%	3.66%	3.17%	2.48%[7]

Total expenses after fees waived and paid indirectly	1.66%[7]	1.74%	1.53%	2.47%	2.77%	3.66%	3.17%	2.20%[7]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.35%[7]	1.39%	1.26%	1.57%	1.23%	1.30%	1.29%	1.00%[7]

Net investment income	6.43%[7]	6.99%	7.86%	13.63%	10.40%	9.63%	9.57%	7.88%[7]

Supplemental Data
Net assets, end of period (000)	$132,400	$126,307	$129,385	$107,556	$169,707	$212,792	$224,156	$219,748

Borrowings outstanding, end of period (000)	$40,000	$47,000	$29,000	$18,000	$65,500	$72,000	$88,800	$101,400

Average borrowings outstanding, during the period (000)	$41,599	$43,553	$25,074	$28,247	$64,335	$95,465	$86,132	$75,543

Portfolio turnover	21%	93%	105%	45%	41%	72%	64%	17%

Asset coverage, end of period per $1,000	$4,310	$3,687	$5,462	$6,975	$3,591	$3,955	$3,524	$3,167

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Amount is less than $(0.01) per share.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Financial Highlights table is intended to help you understand FRA’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in FRA (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 29, 2012 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, FRA’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in FRA’s Annual Report for the fiscal year ended August 31, 2011, which is available upon request.

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)	Six Months Ended February 29, 2012 (Unaudited)[1]	Year Ended August 31,							For the Period October 31, 2003[2] to August 31, 2004
		2011	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$14.04	$14.36	$12.93	$16.12	$18.25	$19.32	$19.35	$19.16	$19.10

Net investment income[3]	0.48	0.96	0.91	1.14	1.45	1.54	1.40	1.23	0.66

Net realized and unrealized gain (loss)	0.70	(0.36)	1.48	(3.04)	(2.03)	(1.07)	(0.06)	0.08	0.02

Net increase (decrease) from investment operations	1.18	0.60	2.39	(1.90)	(0.58)	0.47	1.34	1.31	0.68

Dividends and distributions from:
Net investment income	(0.46)	(0.86)	(0.94)	(1.29)	(1.55)	(1.54)	(1.37)	(1.11)	(0.60)
Tax return of capital	—	(0.06)	(0.02)	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.46)	(0.92)	(0.96)	(1.29)	(1.55)	(1.54)	(1.37)	(1.12)	(0.60)

Capital charges with respect to issuance of shares	—	—	—	—	—	—	—	—	(0.02)

Net asset value, end of period	$14.76	$14.04	$14.36	$12.93	$16.12	$18.25	$19.32	$19.35	$19.16

Market price, end of period	$14.52	$13.33	$14.61	$12.26	$14.49	$16.70	$17.49	$17.85	$19.44
Total Investment Return[4]
Based on net asset value	8.76%[5]	4.04%	18.91%	(8.88)%	(2.56)%	2.74%	7.92%	7.27%	3.50%[5]

Based on market price	12.69%[5]	(2.91)%	27.59%	(3.88)%	(4.28)%	3.85%	5.91%	(2.47)%	0.29%[5]

Ratios to Average Net Assets
Total expenses	1.60%[6]	1.60%	1.45%	1.96%	2.61%	3.33%	2.54%	2.18%	1.08%[6]

Total expenses after fees waived and paid indirectly	1.60%[6]	1.60%	1.45%	1.96%	2.60%	3.33%	2.54%	2.18%	0.87%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.30%[6]	1.30%	1.22%	1.31%	1.18%	1.20%	1.14%	1.22%	0.71%[6]

Net investment income	6.68%[6]	6.44%	6.43%	10.18%	8.49%	7.88%	7.30%	6.34%	3.80%[6]

Supplemental Data
Net assets, end of period (000)	$272,652	$259,205	$264,379	$237,160	$295,005	$334,065	$353,713	$354,114	$350,254

Borrowings outstanding, end of period (000)	$78,000	$93,000	$53,000	$38,000	$101,500	$107,000	$135,200	$123,600	$123,225

Average borrowings outstanding, during the period (000)	$83,484	$79,195	$48,258	$50,591	$102,272	$133,763	$101,916	$117,702	$38,654

Portfolio turnover	21%	91%	96%	58%	49%	69%	57%	48%	43%

Asset coverage, end of period per $1,000	$4,496	$3,787	$5,988	$7,241	$3,906	$4,122	$3,616	$3,865	$3,842

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

INFORMATION ABOUT THE REORGANIZATIONS

General

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge with and into the Merger Subsidiary. Target Fund shares of common stock will be exchanged for Acquiring Fund Shares pursuant to each Reorganization. The Acquiring Fund Shares issued to the Target Funds common stockholders will have an aggregate net asset value equal to the aggregate net asset value (not the market value) of the Target Funds’ shares of common stock, less the direct costs of the Reorganizations (though cash may be paid in lieu of any fractional shares of common stock). In connection with the Reorganizations, the Acquiring Fund will issue to the Target Funds’ common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and the Merger Subsidiary will dissolve under Maryland law and be liquidated into the Acquiring Fund.

Acquiring Fund Shares will be distributed pro rata to the holders of record of the Target Funds’ shares of common stock, as applicable. Such distribution of Acquiring Fund Shares to the Target Funds’ stockholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the stockholders of the Target Funds and transferring to those stockholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former stockholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional shares of common stock held other than in a Plan account, to the next largest number of whole shares of common stock) due such stockholder. No fractional Acquiring Fund Shares will be issued (except for shares of common stock held in a Plan account). In the event there are fractional shares of common stock in an account other than a Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole shares of common stock on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See “Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by the Target Funds’ stockholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional shares of common stock, if any).

As a result of the Reorganizations, each stockholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional shares of common stock) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that stockholder’s Target Fund shares of common stock immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the shares of common stock of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Shares, the net asset value per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganizations, a stockholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to stockholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of the issuing Fund is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. The obligations of each Fund pursuant to the Reorganization Agreements are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the stockholders of the Target Funds, approval of the issuance of additional Acquiring Fund Shares by the stockholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund or the Merger Subsidiary may cause a Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund or the Merger Subsidiary to do so. The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund or the Board of the Merger Subsidiary if any condition to that Fund’s or the Merger Subsidiary’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund stockholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate net asset value (not the market value) of Target Fund shares of common stock. With respect to any Target Fund stockholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such stockholder to receive new certificates evidencing ownership of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, stockholders of the Target Funds will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares of common stock.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing shares of common stock of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Shares and cash in lieu of fractional shares of common stock, if applicable, distributable with respect to the Target Funds’ shares of common stock in the Reorganization.

Expenses of the Reorganization

The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that DVF and FRB be responsible for their own Reorganization expenses and that FRA be responsible for its Reorganization expenses in excess of $100,000. See “Reasons for the Reorganizations.” Neither the Funds nor the Investment Advisor will pay any expenses of stockholders arising out of or in connection with the Reorganization. The expenses of the Reorganizations are estimated to be $930,000 in the aggregate, of which $300,000 is estimated to be attributable to FRB, $300,000 is estimated to be attributable to DVF and $330,000 is estimated to be attributable to FRA, of which the Investment Advisor has agreed to pay $100,000. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common stock of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ stockholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a stockholder of a Target Fund who exchanges all of its Target Fund Stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a stockholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the stockholder’s Target Fund shares of common stock surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a stockholder of a Target Fund pursuant to the Reorganization will include the holding period of the stockholder’s Target Fund shares of common stock surrendered in exchange therefor.

•

A stockholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund stockholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund stockholder’s tax basis in Target Fund shares of common stock allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund stockholder’s holding period for Target Fund shares of common stock is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its stockholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of the Target Funds were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund stockholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to stockholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to the stockholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. Such distribution will be taxable to stockholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. If both Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carry forwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Current information with respect to the Funds’ capital loss carryforwards is set forth below:

-FRA-

Expiration	Capital Loss Amount*
8/31/2013	691,829
8/31/2016	475,453
8/31/2017	20,954,032
8/31/2018	43,990,722
8/31/2019	2,206,081
No Expiration	5,579,844

73,897,961

-FRB-

Expiration	Capital Loss Amount*
2/28/2014	100,800
2/28/2015	1,315,945
2/28/2017	12,168,927
2/28/2018	38,830,450
2/28/2020	1,757,611

54,173,733

-DVF-

Expiration	Capital Loss Amount*
8/31/2014	1,755,694
8/31/2015	2,237,399
8/31/2016	1,444,704
8/31/2017	20,249,830
8/31/2018	52,502,532
8/31/2019	7,153,981
No Expiration	3,789,054

89,133,194

*	The Target Funds anticipate that approximately $81.5 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors including, (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in floating rate debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that stockholders of the Target Funds and stockholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a stockholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund stockholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that stockholder’s share of such Fund’s capital losses). Stockholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: ISSUANCES OF ADDITIONAL SHARES OF ACQUIRING FUND COMMON STOCK

Pursuant to the Reorganization Agreements, which are described more fully under “Proposal 1: Reorganizations of the Target Funds” above, the Acquiring Fund will issue Acquiring Fund Shares and list them for trading on the NYSE. The Acquiring Fund will issue to the Target Funds’ common stockholders book entry interests for the Acquiring Fund Shares registered in the name of such stockholder. Each Target Fund will then terminate its registration under the 1940 Act. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the holders of Acquiring Fund Shares.

The aggregate net asset value of Acquiring Fund Shares issued in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund’s shares of common stock held immediately prior to the Reorganization, less the costs of the Reorganization (although stockholders may receive cash for their fractional shares of common stock). The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of each Reorganization, as applicable. No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its stockholders in connection with either Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Shares and list such shares of common stock on the NYSE. While applicable state and federal law does not require the stockholders of the Acquiring Fund to approve the Reorganizations, the NYSE Listed Company Manual requires the common stockholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Shares to be issued in connection with the Reorganizations. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganizations.

No gain or loss for U.S. federal income tax purposes will be recognized by Acquiring Fund or its stockholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit stockholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund Board requests that stockholders of the Acquiring Fund approve the Issuances at the Special Meeting to be held on Thursday, September 13, 2012 at 9:00 a.m. (Eastern time). The affirmative vote of stockholders representing at least a majority of votes cast on a proposal, provided that the total votes cast on the proposal represents over 50% of all securities entitled to vote on the proposal, is required to approve the Issuances of additional shares of common stock for the Reorganizations. Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about October 12, 2012, but it may be at a different time as described herein. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Acquiring Fund Board recommends that stockholders of you vote “FOR” the issuance of additional Acquiring Fund Shares in connection with each Reorganization.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ stockholders of record as of the Record Date will be available at the stockholder meeting.

Record Date

The Funds’ have fixed the close of business on July 16, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the Record Date, the Funds had outstanding the following amount of shares of common stock:

Title of Class	FRB	DVF	FRA
Common Stock	10,577,054	12,401,086	18,472,917

Proxies

Stockholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Stockholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Georgeson Inc., or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. With respect to each proposal, one-third of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1 and Proposal 2 before the Special Meeting. Proposals 1 and 2 are not “routine” matters and stockholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to Proposal 1, abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal.

With respect to Proposal 2, abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will have the same effect as votes “AGAINST” the proposal; provided, that, if more than 50% of all securities entitled to vote on the proposal cast votes, than broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Fund	Proposals	Required Approval
FRB	Proposal 1(A): The stockholders of FRB are being asked to approve an Agreement and Plan of Reorganization among FRB, FRA and FRA Merger Subsidiary and the termination of FRB’s registration under the 1940 Act.	An affirmative vote by stockholders of each Target Fund representing a majority of the outstanding shares of common stock entitled to vote on the Reorganization.
DVF

Proposal 1(B): The stockholders of DVF are being asked to approve an Agreement and Plan of Reorganization among DVF, FRA and FRA Merger Subsidiary and the termination of DVF’s registration under the 1940 Act.

Voting Requirement for Proposal 2: Issuances of Additional Shares of Acquiring Fund Common Stock

Acquiring Fund	Proposals	Required Approval
FRA	Proposal 2(A): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with an Agreement and Plan of Reorganization among FRB, FRA and FRA Merger Subsidiary.	A majority of votes cast, provided that the total votes cast on each proposal represents over 50% in interest of all shares entitled to vote on the proposal.
FRA

Proposal 2(B): The stockholders of FRA are being asked to approve the issuance of additional shares of common stock of FRA in connection with an Agreement and Plan of Reorganization among DVF, FRA and FRA Merger Subsidiary.

As of June 30, 2012, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding shares of common stock of each such Fund, and no person owned of record or, to the knowledge of each such Fund, beneficially 5% or more of the outstanding shares of common stock of each such Fund.

STOCKHOLDER PROPOSALS

To be considered for presentation at a stockholder’s meeting, rules promulgated by the SEC generally require that, among other things, a stockholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require stockholders to give timely notice in proper written form to the Secretary of the Fund. Stockholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. Each Fund’s bylaws were filed with the SEC on September 21, 2010 as part of the Funds’ 8-Ks, and stockholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

Timely submission of a proposal does not necessarily mean that such proposal will be included. Any stockholder who wishes to submit a proposal for consideration at a meeting of such stockholder’s Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about July 30, 2012. Stockholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, e-mail, fax or the Internet. The Funds and the Advisors have retained Georgeson Inc., a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. The anticipated cost of Georgeson’s services in connection with the proxy is approximately $19,200, $20,000 and $33,500 for FRB, DVF and FRA, respectively. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), will assist the Funds in the printing and distribution of proxy materials. The cost of services in connection with the proxy is approximately $35,000, $37,000 and $70,300 for FRB, DVF and FRA, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Common Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of stockholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 1 University Square Drive Princeton, NJ 08540-6455, for inspection by any stockholder during regular business hours beginning ten days prior to the date of the meeting.

Stockholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Stockholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund stockholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Stockholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of its current and former stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their respective current and former stockholders, except as permitted by law or as is necessary to respond to regulatory requests or to service stockholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their respective affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their respective current and former stockholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their respective current and former stockholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of May 29, 2012, the PNC Financial Services Group, Inc. (“PNC”) owned 21.7% of BlackRock and institutional investors, employees and the public held economic interest of 78.3%. With regard to voting stock, PNC owned 21% and institutional investors, employees and the public owned 79% of voting shares.

Prior to the May 29, 2012 closing of the secondary stock offering and repurchase of Barclays plc’s (“Barclays”) ownership interest in BlackRock, PNC owned 20.9% of BlackRock, Barclays owned 19.6% and institutional investors, employees and the public held economic interest of 59.5%. With regard to voting stock, PNC owned 23.8%, Barclays owned 2.2%, and institutional investors, employees and the public owned 74.0% of voting shares.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

July 25, 2012

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.

BLACKROCK DIVERSIFIED INCOME STRATEGIES FUND, INC.

AND

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

Dated July 25, 2012

This Statement of Additional Information is available to the stockholders of BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) and BlackRock Diversified Income Strategies Fund, Inc. (“DVF”) (each, a “Target Fund” and, collectively, the “Target Funds”) in connection with the proposed reorganizations (each, a “Reorganization”) whereby each Target Fund will merge with and into a new direct, wholly-owned subsidiary of BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) (the “Merger Subsidiary”). Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into FRA. The Target Funds will then terminate their registrations under the Investment Company Act of 1940 (the “1940 Act”). In each Reorganization, the outstanding shares of common stock of each Target Fund will be exchanged for newly-issued shares of common stock of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). The aggregate net asset value of Acquiring Fund Shares received by the stockholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund shares of common stock held by such stockholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although stockholders may receive cash for their fractional shares of common stock). A copy of a form of the Agreement and Plan of Reorganization among each Target Fund, the Acquiring Fund and the Merger Subsidiary is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 25, 2012 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at 1 University Square Drive Princeton, NJ 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Leverage

At times, each Fund expects to utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund has the ability to utilize leverage through borrowings or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). Each Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). There can be no assurance, however, that each Fund will borrow in order to leverage its assets or if it does what percentage of such Fund’s assets such borrowings will represent. Following the investment of the net proceeds of the offering, each Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage through the issuance of preferred stock rather than through borrowings or each Fund may choose to leverage through a combination of both. Each Fund generally will not utilize leverage if it anticipates that each Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. Each Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Each Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace for borrowings for leverage and the issuance of preferred stock. When each Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if each Fund did not utilize leverage because the fees paid will be calculated based on an aggregate of (i) the Fund’s net assets (including the proceeds from the issuance of any preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage.

Each Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return such Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short term nature of each Fund’s borrowing compared to the longer term nature of its investments. Because the total assets of each Fund (including the assets obtained from leverage) will generally be invested in the higher yielding portfolio investments, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced.

Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce each Fund’s total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, each Fund’s return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of such Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain such Fund’s leveraged position if it expects that the benefits to such Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. Each Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred stock involves offering expenses and other costs and may limit each Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase each Fund’s exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred stock offering proceeds exceed the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of each Fund compared with what it would have been without leverage.

Certain types of borrowings may result in each Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect each Fund’s ability to pay dividends and distributions on the common stock in certain instances. Each Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage each Fund’s portfolio in accordance with each Fund’s investment objective and policies. However, due to these covenants or restrictions, each Fund may be forced to liquidate investments at times and at prices that are not favorable to each Fund, or such Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred stock issued by such Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing each Fund’s portfolio in accordance with such Fund’s investment objective and policies.

Under the 1940 Act, the Funds are not permitted to incur indebtedness unless immediately after such incurrence each Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, under the 1940 Act, each Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of each Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, each Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of such Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, each Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of such Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event shares of preferred stock are issued, each Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

Each Fund’s willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under “Investment Advisory and Management Arrangements” herein, during periods when each Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to the Investment

Adviser for investment advisory and management services will be higher than if each Fund did not borrow or issue preferred stock because the fees paid will be calculated on the basis of an aggregate of (i) each Fund’s average daily net assets (including proceeds from the sale of preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage. Consequently, each Fund and the Investment Adviser may have differing interests in determining whether to leverage such Fund’s assets. The Board of Directors will monitor this potential conflict.

Assuming the utilization of leverage by borrowings in the amount of approximately 30% of each Fund’s total assets, and an annual interest rate of 1.049% payable on such leverage based on market rates as of the date of this prospectus, the annual return that each Fund’s portfolio must experience (net of expenses) in order to cover such interest payments would be 0.315%.

The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by borrowings in the amount of approximately 30% of each Fund’s total assets, assuming hypothetical annual returns on each Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(15)%	(8)%	(1)%	6%	14%

Until each Fund borrows or issues shares of preferred stock, each Fund’s common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with each Fund’s investment objective and policies.

Indexed and Inverse Floating Obligations

Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject each Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject each Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages each Fund’s investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

In order to seek to hedge the value of each Fund’s portfolio against interest rate fluctuations or to seek to enhance each Fund’s return, each Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities each Fund anticipates purchasing at a later date or to seek to enhance its return. However, each Fund also may invest in interest rate swaps to seek to enhance income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). Each Fund is not required to pursue these portfolio strategies and may choose not to do so. Each Fund cannot guarantee that any strategies it uses will work.

In an interest rate swap, each Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if each Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable each Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if each Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect each Fund from a reduction in yield due to falling interest rates and may permit each Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

Each Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with each Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by each Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of each Fund’s obligations will be accrued on a daily basis, and the full amount of each Fund’s obligations will be segregated by such Fund.

Each Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. Each Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of such Fund.

Typically, the parties with which each Fund will enter into interest rate transactions will be broker dealers and other financial institutions. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit each Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See “Taxes.”

Credit Default Swap Agreements

Each Fund may enter into credit default swap agreements for hedging purposes or to seek to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by each Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Each Fund may be either the buyer or seller in the transaction. If each Fund is a buyer and no credit event occurs, each Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, each Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, each Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, each Fund would effectively add leverage to its portfolio because, in addition to its total net assets, each Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if each Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. Each Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Each Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to such Fund). In connection with each such transaction, each Fund will at all times segregate unencumbered liquid securities or cash with a value at least equal to such Fund’s exposure (any accrued but unpaid net amounts owed by such Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of each Fund’s portfolio. Such segregation will not limit each Fund’s exposure to loss.

Total Return Swap Agreements

Each Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to each Fund’s portfolio because, in addition to its total net assets, such Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements entail the risk that a party will default on its payment obligations to each Fund thereunder. Swap agreements also bear the risk that each Fund will not be able to meet its obligation to the counterparty. Generally, each Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with such Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by each Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of each Fund’s obligations will be accrued on a daily basis, and the full amount of each Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount such Fund is obligated to pay or is to receive under the total return swap agreement.

Credit Linked Trust Certificates

Among the income producing securities in which each Fund may invest are credit linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market. For instance, each Fund may invest in credit linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

Like an investment in a bond, investments in these credit linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Fund would receive as an investor in the trust. Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Options

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives each Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. Each Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which each Fund, in return for a premium, gives another party a right to buy specified securities owned by such Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Fund’s ability to sell the underlying security will be limited while the option is in effect unless each Fund enters into a closing purchase transaction. A closing purchase transaction cancels out such Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by such Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, each Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction each Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by such Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that each Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of each Fund’s portfolio. Such segregation will not limit each Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase each Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by each Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, each Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting such Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out each Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. Each Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by such Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. Each Fund will receive a premium for writing a put option, which increases such Fund’s return. Each Fund will not sell puts if, as a result, more than 50% of such Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that such Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. Each Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and such Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, each Fund will segregate unencumbered liquid securities or cash with a value at least equal to such Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that each Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of each Fund’s portfolio. Such segregation will not limit such Fund’s exposure to loss.

Financial Futures and Options Thereon

Each Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance such Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the Commodities Futures Trading Commission (the “CFTC”). Transactions by each Fund in futures contracts and financial futures are subject to limitations as described below under “—Restrictions on the Use of Futures Transactions.”

Each Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by such Fund will fall, thus reducing the net asset value of such Fund. However, as interest rates rise, the value of each Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of such Fund’s investments which are being hedged. While each Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which such Fund would have incurred had that Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. Each Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, each Fund will purchase securities upon termination of the futures contract.

Each Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which such Fund enters into futures transactions. Each Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, each Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which such Fund intends to purchase.

Each Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a “commodity pool” and the Fund need not be operated by a person registered with the CFTC as a “commodity pool operator.”

When a Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Each Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by each Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by each Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that each Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and such Fund continues to be obligated to make payments to the other party to the swap, that Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund contractually is entitled to receive. In the case of a purchase by such Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between each Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, each Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to each Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by each Fund, such Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on each Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by each Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom such Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

When a Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. Each Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. Each Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by such Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time such Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, such Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although each Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Each Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in such Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

Foreign Exchange Transactions

Each Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Each Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. Each Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which such Fund has received or anticipates receiving a dividend or distribution. Each Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of such Fund is denominated or by purchasing a currency in which such Fund anticipates acquiring a portfolio position in the near future. Each Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. Each Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “—Financial Futures and Options Thereon” above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. Each Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. Each Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “—Options” above. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. No Fund will speculate in Currency Instruments. Accordingly, no Fund will hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). Each Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Investments in Foreign Securities

Each Fund may invest without limitation in debt securities of issuers domiciled outside the United States. No Fund will, however, invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. Each Fund will invest primarily in U.S. dollar-denominated debt securities. No Fund will invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to such Fund in U.S. dollars. The Investment Adviser generally considers emerging market countries to be any country that is defined as having an emerging or developing economy by the World Bank or its related organizations or the United Nations or its subsidiaries. Investments in foreign securities involve certain risks not involved in domestic investments.

Public Information. Many of the foreign securities held by each Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in each Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of each Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to each Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for each Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If each Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of such Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. Each Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit each Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for each Fund, in which event such Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or such Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. Each Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of each Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, each Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; each Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by such Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, each Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by each Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to each Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, each Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by such Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by each Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage” and “—Leverage” above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time each Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by each Fund, however, under circumstances in which such Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of such Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities each Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by each Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce each Fund’s obligation to repurchase the securities, and each Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, each Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Portfolio Securities. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Fund receives the income on the loaned securities. Where each Fund receives securities as collateral, such Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where each Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund is obligated to return the collateral to the borrower at the termination of the loan. Each Fund could suffer a loss in the event such Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, each Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of each Fund as lending agent. See “Portfolio Transactions.”

When-Issued and Forward Commitment Securities. Each Fund may purchase interests in senior loans and other portfolio securities on a “when-issued” basis and may purchase or sell such interests or securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for such interests or securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering such interests or securities, as the case may be. If each Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time each Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of each Fund. There is always a risk that such interests or securities may not be delivered, and each Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage related securities, are not treated by each Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements. Each Fund from time to time may enter into standby commitment agreements. Such agreements commit each Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to each Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement each Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. Each Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to such Fund. Each Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, each Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of each Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Leverage Risk. If each Fund borrows for investment purposes and/or issues preferred shares, such Fund will be subject to leverage risk. Although the use of leverage by each Fund may create an opportunity for higher total return for the shares of common stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, each Fund’s return on its shares of common stock will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return on each Fund’s shares of common stock will be less than if leverage had not been used. In such circumstances, the Advisors in their best judgment nevertheless may determine to continue to use leverage if they expect that the benefits to each Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common stockholders including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Fund must pay will reduce the return to the common stockholders;

•

the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the shares of common stock than if each Fund were not leveraged, which may result in a greater decline in the market price of the shares of common stock;

•	when each Fund uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if such Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce a Fund’s total return.

Certain types of borrowings by each Fund may result in such Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by a Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Advisors do not believe that these covenants or guidelines will impede the Advisors from managing each Fund’s portfolio in accordance with such Fund’s investment objectives and policies.

Risks Related to Preferred Securities. To the extent each Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, that Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, each Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Risks of Foreign Securities. Investing in foreign securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain foreign securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial record keeping standards and requirements.

Certain countries in which each Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

Because each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that each Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Each Fund may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by a Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to stockholders.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the Funds’ portfolio managers apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results.

Reliance on the Advisors. Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. BlackRock, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. In addition, the Advisors are not required to devote its full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds. For additional information on the Advisors and BlackRock, see “Management of the Funds—The Advisors” in the Joint Proxy Statement/Prospectus and “Investment Management Agreements.”

Reliance on Service Providers. Each Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to such Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

Information Technology Systems. The Funds are dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or the Funds’ service providers could cause significant losses to the Funds. Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by a Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect a Fund. For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits.

DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of 11 individuals, nine of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Funds are each included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Boards have overall responsibility for the oversight of each Fund. The Chair of each Board is an Independent Board Member, and the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board of each Fund has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee. The Chair of each Board’s role is to preside at all meetings of the Board of each Fund, and to act as a liaison with service providers, officers, attorneys, and other board members generally between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of each Board or a Committee may also perform such other functions as may be delegated by each Board or the Committee from time to time. The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund. The Board of each Fund has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment advisory agreements, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board of each Fund and reports its findings to the Board. The Board of each Fund and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board of each Fund to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Advisors to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisors, other service providers, the operations of the Fund and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s Charter, and the Fund’s investment objectives and strategies. The Board of each Fund reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. Each Board also conducts reviews of the Advisors and their role in running the operations of the respective Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to each Fund. Risk oversight is part of each Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board of each Fund, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the respective Fund, the Advisors, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by such Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the board members, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board of each Fund has appointed a Chief Compliance Officer for each Fund, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s stockholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its Investment Advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting. The FRB Audit Committee met seven times during the fiscal year ended February 29, 2012; the FRA and DVF Audit Committees met eight times during the Funds’ fiscal year ended August 31, 2011. A copy of the Audit Committee Charter for the Funds can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

The members of the Governance and Nominating Committee (the “Governance Committee”) are R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen R. Robards all of whom are Independent Board Members. The principal responsibilities of the Governance Committee are (i) identifying individuals qualified to serve as Independent Board Members of the Fund and recommending Independent Board Member nominees for election by stockholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Directors and their tenure on the Board, and the skills, background and experiences of the Directors in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Fund.

The Governance Committee may consider nominations for board members made by the Fund’s stockholders as it deems appropriate. Under the Fund’s Bylaws, stockholders must follow certain procedures to nominate a person for election as a board member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, stockholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s meeting. Assuming that the 2012 annual meeting of the Fund is held within 25 days of July 28, 2012, the Fund must have received notice pertaining to the 2012 annual meeting of stockholders no earlier than Wednesday, February 29, 2012 and no later than Friday, March 30, 2012. However, if the Fund holds its 2012 annual meeting on a date that is not within 25 days before or after July 28, 2012, the Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to stockholders or announces it publicly.

The Fund’s Bylaws provide that notice of a proposed nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the stockholder in the business, and certain other information about the stockholder.

Further, each Fund has adopted board member qualification requirements which can be found in each Fund’s Bylaws and are applicable to all board members that may be nominated, elected, appointed, qualified or seated to serve as board members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. Additionally, each Independent Board Member must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a stockholder owning more than five percent of the Fund’s voting securities or owning other percentage ownership interests in registered investment companies. Reference is made to each Fund’s Bylaws for more details. A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com. During the fiscal year ended February 29, 2012 for FRB and August 31, 2011 for DVF and FRA, the Governance Committee of met seven times.

The members of the Compliance Committee are Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third-party service providers. The Compliance Committee’s responsibilities include, without limitation, (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board of each Fund has adopted a written charter for the Compliance Committee. The FRB Compliance Committee met six times during the fiscal year ended February 29, 2012; the FRA and DVF Compliance Committees met seven times during the Funds’ fiscal year ended August 31, 2011.

The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation, (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board of each Fund has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended February 29, 2012 for FRB and August 31, 2011 for DVF and FRA, the Performance Oversight Committee met four times.

As of March 31, 2012, the members of the Executive Committee are Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested board member. The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board of each Fund has adopted a written charter for the Executive Committee. The FRB Executive Committee met one time during the fiscal year ended February 29, 2012; the FRA and DVF Executive Committees met five times during the Funds’ fiscal year ended August 31, 2011.

The Members of the Leverage Committee are Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, and W. Carl Kester, each of whom are Independent Board Members, and Henry Gabbay, who serves as an interested board member. The Leverage Committee was originally formed for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced Auction Market Preferred Share (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and investment strategies. The Leverage Committee was originally constituted in March 2008 as an ad hoc committee on AMPS for each fund in the Closed-End Complex utilizing AMPS for leverage. This committee was converted to a standing committee in 2011, was renamed the “Leverage Committee” and was expanded to include all funds in the Closed-End Complex in April 2012, including FRA, FRB and DVF. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board of Directors, including at least a majority of the Independent Directors, has adopted a written Charter for the Leverage Committee.

Biographical Information

Certain biographical and other information relating to the Directors and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Advisor or its affiliates (the “Fund Complex”) and any public directorships or trusteeships. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The officers of the Funds serve at the pleasure of the Directors or until their successors have been duly elected and qualified.

Board Members’ Biographical Information. Please refer to the below table which identifies the Directors which sets forth certain biographical information about the Directors, for all of the Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Chair of the Boards	2012; 2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICs consisting of 93 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director/ Trustee, Vice Chair of the Boards and Chair of the Audit Committee	2012; 2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 93 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Member of the Audit Committee	2012; 2011 to present	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 93 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2012; 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	97 RICs consisting of 93 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2012; 2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 93 Portfolios	The McClatchy Company (publishing); BellSouth (telecom- munications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2012; 2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 93 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2012; 2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 93 Portfolios	BlackRock Kelso Capital Corp. (business development company)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2012; 2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 93 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2012; 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 93 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Board Members†

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director/ Trustee	2012; 2011 to present	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2012; 2007 to present	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	159 RICs consisting of 278 Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Boards of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Each Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 72; however, in 2011 the Boards adopted a resolution extending the mandatory retirement age for Mr. Flynn so that he can serve until December 31 of the year in which he turns 73. Mr. Flynn will turn 73 in 2012.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds. For purposes of this chart, the number of RICs and Portfolios excludes two funds that have been approved for liquidation by shareholders but not yet liquidated. When included, the number of RICs and Portfolios overseen by the Non-Interested Board Members increases to 99 RICs consisting of 95 Portfolios and the number of RICs and Portfolios overseen by the Interested Board Members increases to 161 RICs consisting of 280 Portfolios.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Mr. Audet is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his current position with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock and his ownership of BlackRock and/or The PNC Financial Services Group, Inc. securities. Mr. Gabbay is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his ownership of BlackRock and/or The PNC Financial Services Group, Inc. securities.

Director Qualifications

The Independent Directors have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Boards believe that each Independent Director satisfied, at the time he or she was initially elected or appointed a director, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s ByLaws. Furthermore, in determining that a particular director was and continues to be qualified to serve as a director, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Directors have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of stockholders. Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Advisor, the Sub-Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as directors. Each director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a director or trustee of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Fund’s Directors that support the conclusion that they should serve on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano is a Director and a member of each Fund’s Audit Committee, Governance and Nominating Committee and Performance Oversight Committee. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the Leverage Committee.

The Executive Officers

The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual; Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Marketing Officer of BlackRock, Inc. since 2012; President and Chief Executive Officer of the BlackRock- advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual; Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual; Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

Indemnification of Directors and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Directors with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Directors of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Directors who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Directors who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Funds’ directors, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its directors, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all applicable SEC filing requirements.

Share Ownership

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of June 30, 2012 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in FRB	Aggregate Dollar Range of Equity Securities in DVF	Aggregate Dollar Range of Equity Securities in FRA	Aggregate Dollar Range of Equity Securities in Supervised Funds
Paul L. Audet	None	None	None	Over $100,000
Michael J. Castellano	None	None	None	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Kathleen F. Feldstein	None	None	None	Over $100,000
James T. Flynn	None	None	None	Over $100,000
Henry Gabbay	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Jerrold B. Harris	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
R. Glenn Hubbard	None	None	None	Over $100,000
W. Carl Kester	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Karen P. Robards	None	None	None	Over $100,000

Name of Director	Aggregate Dollar Range of Share Equivalents in FRB	Aggregate Dollar Range of Share Equivalents in DVF	Aggregate Dollar Range of Share Equivalents in FRA	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Paul L. Audet	None	None	None	Over $100,000
Michael J. Castellano	None	None	None	Over $100,000
Richard E. Cavanagh	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	Over $100,000
Kathleen F. Feldstein	None	None	None	Over $100,000
James T. Flynn	None	None	None	Over $100,000
Henry Gabbay	None	None	None	Over $100,000
Jerrold B. Harris	None	None	None	Over $100,000
R. Glenn Hubbard	None	None	None	Over $100,000
W. Carl Kester	None	None	None	Over $100,000
Karen P. Robards	None	None	None	Over $100,000

As of June 30, 2012, the officers and Directors as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of June 30, 2012, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Director of the Funds or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Security Ownership of Certain Beneficial Owners

Unless otherwise indicated, the information set forth below is as of June 30, 2012. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares of common stock, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class
FRB
Shares of Common Stock	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,642,554	15.53%
	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
Shares of Common Stock	Guggenheim Funds Investment Advisors(2) 2455 Corporate West Drive Lisle, IL 60532	882,355	8.34%
	Rydex Security Global Investors, LLC(2) 2455 Corporate West Drive Lisle, IL 60532

DVF
Shares of Common Stock	Advisors Asset Management, Inc. 750 Warrenville Road, Suite 102 Lisle, IL 60532	688,207	5.55%
Shares of Common Stock	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,647,905	13.30%
Shares of Common Stock	Guggenheim Funds Investment Advisors(2) 2455 Corporate West Drive Lisle, IL 60532	1,091,340	8.80%
	Rydex Security Global Investors, LLC(2) 2455 Corporate West Drive Lisle, IL 60532
FRA
Shares of Common Stock	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,361,892	18.20%
	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
Pro Forma Combined Fund (All Funds)
Shares of Common Stock	Advisors Asset Management, Inc. 750 Warrenville Road, Suite 102 Lisle, IL 60532	497,116	1.34%

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class
Shares of Common Stock	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,064,318	16.32%
	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
Shares of Common Stock	Guggenheim Funds Investment Advisors(2) 2455 Corporate West Drive Lisle, IL 60532	1,600,583	4.31%
	Rydex Security Global Investors, LLC(2) 2455 Corporate West Drive Lisle, IL 60532
Pro Forma Combined Fund (FRB and Acquiring Fund)
Shares of Common Stock	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,873,978	17.28%
	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
Shares of Common Stock	Guggenheim Funds Investment Advisors(2) 2455 Corporate West Drive Lisle, IL 60532	812,270	2.88%
	Rydex Security Global Investors, LLC(2) 2455 Corporate West Drive Lisle, IL 60532
Pro Forma Combined Fund (DVF and Acquiring Fund)
Shares of Common Stock	Advisors Asset Management, Inc. 750 Warrenville Road, Suite 102 Lisle, IL 60532	497,116	1.81%
Shares of Common Stock	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,552,232	16.60%
	First Trust Advisors L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
	The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class
Shares of Common Stock	Guggenheim Funds Investment Advisors(2) 2455 Corporate West Drive Lisle, IL 60532	788,313	2.87%
	Rydex Security Global Investors, LLC(2) 2455 Corporate West Drive Lisle, IL 60532
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	Guggenheim Funds Investment Advisors and Rydex Security Global Investors, LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

Compensation of Directors

Each Independent Director is paid an annual retainer of $250,000 per year for his or her services as a director of the Supervised Funds and each director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Boards are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2011, the Supervised Funds reimbursed Independent Director expenses in an aggregate amount of $46,446.

Dr. Gabbay is an interested person of the Funds and serves as an interested director of three groups of BlackRock-advised funds—one complex of closed-end funds (the “Closed-End Complex”) and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a director of such BlackRock Fund Complexes (i) an annual retainer of $531,250 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Directors serving on such boards, as well as the full Leverage Committee member retainer. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Directors’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

Each Fund pays a pro rata portion quarterly (based on the relative net assets) of the foregoing director fees paid by the funds in the Closed-End Complex for which they serve.

The Independent Directors have agreed that a maximum of 50% of each Independent Director’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the

Independent Directors as though equivalent dollar amounts had been invested in shares of common stock of certain funds in the Closed-End Complex selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Director and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. On July 28, 2011, Richard Davis resigned from Board of Directors and Paul L. Audet was elected by stockholders of the Funds to the Board of Directors. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock and the Investment Advisor.

	Aggregate Compensation from FRB(1)	Aggregate Compensation from DVF(1)	Aggregate Compensation from FRA(1)	Total Compensation from Closed-End Complex(12)	Number of Registered Investment Companies in Closed-End Complex Overseen by Director(14)

Michael J. Castellano(11)	$1,226	$529	$1,088	$196,429	97

Richard E. Cavanagh(2)(13)	$1,817	$1,810	$3,610	$395,000	97

Frank J. Fabozzi(3)(13)	$1,449	$1,465	$2,903	$320,000	97

Kathleen F. Feldstein(4)	$1,228	$1,179	$2,420	$250,000	97

R. Glenn Hubbard(5)(10)	$1,277	$1,195	$2,454	$260,000	97

James T. Flynn(6)	$1,351	$1,264	$2,595	$275,000	97

Jerrold B. Harris(7)	$1,326	$1,321	$2,606	$270,000	97

W. Carl Kester(8)(13)	$1,351	$1,373	$2,714	$300,000	97

Karen P. Robards(9)(13)	$1,719	$1,827	$3,540	$375,000	97

Henry Gabbay(10)(13)	$1,014	$971	$1,997	$212,500	97

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to director is $477,558 as of December 31, 2011.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to director is $440,478 as of December 31, 2011.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to director is $473,276 as of December 31, 2011.
(5)	Total amount of deferred compensation payable by the Closed-End Complex to director is $689,091 as of December 31, 2011.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to director is $668,240 as of December 31, 2011.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to director is $617,214 as of December 31, 2011.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to director is $364,495 as of December 31, 2011.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to director is $347,148 as of December 31, 2011.
(10)	As of December 31, 2011, the director did not participate in the deferred compensation plan.
(11)	Total amount of deferred compensation payable by the Closed-End Complex to director is $40,702 as of December 31, 2011.
(12)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2011. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $41,250, $37,000, $29,500, $75,000, $137,500, $135,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.
(13)	Each leverage committee member was paid a retainer of $25,000 for the year ended December 31, 2011.
(14)	For purposes of this chart, the number of registered investment companies excludes two funds that have been approved for liquidation by shareholders but not yet liquidated. When included, the number of registered investment companies in the Closed-End Complex overseen by the Directors increases to 99.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund’s Boards, including a majority of the Independent Directors. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing stockholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

The investment management agreements between the Investment Advisor and FRB, between the Investment Advisor and DVF and between the Investment Advisor and FRA provides for FRB, DVF and FRA to each pay a management fee of 0.75% of the average daily value of its managed assets.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreements

Pursuant to the sub-investment advisory agreements between the Investment Advisor and BlackRock Financial Management, Inc. (the “Sub-Advisor”), the Investment Advisor, on behalf of the Funds, may reimburse the Sub-Advisor at cost for certain expenses approved by the Boards and incurred by the Sub-Advisor in connection with its duties under the sub-investment advisory agreements. In such case, the Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund’s Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund’s Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days’ written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees, net of any applicable fee waiver, paid by the Funds to the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

	Paid to the Investment Advisor		Waived by the Investment Advisor
For the Fiscal Year Ended	FRA	DVF	FRA	DVF
August 31, 2011	$2,653,686	$1,329,244	$2,385	$1,551
August 31, 2010	$2,301,702	$1,130,484	$2,852	$1,960
August 31, 2009	$1,919,277	$924,328	$828	$674

	Paid to the Investment Advisor	Waived by the Investment Advisor
For the Fiscal Year Ended	FRB	FRB
February 29, 2012	$1,433,067	$1,090
February 28, 2011	$1,282,722	$1,925
February 28, 2010	$1,078,081	$1,791

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the Sub-Advisor.

Advisory Fees Paid to the Sub-Advisor

	Paid to the Sub-Advisor
For the Fiscal Year Ended*	FRA	DVF
August 31, 2011	$0	$0
August 31, 2010	$0	$0
August 31, 2009	$0	$0
* Prior to 2012, the Sub-Advisor voluntarily agreed to waive its investment advisory fees.

	Paid to the Sub-Advisor
For the Fiscal Year Ended*	FRB
February 29, 2012	$0
February 28, 2011	$0
February 28, 2010	$0
* Prior to 2012, the Sub-Advisor voluntarily agreed to waive its investment advisory fees.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For FRB, as of February 29, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	8	16	6	0	10	0
	$2.94 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0
Adrian Marshall	8	16	6	0	10	0
	$2.94 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0

For DVF, as of February 29, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	8	16	6	0	10	0
	$2.95 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0
Adrian Marshall	8	16	6	0	10	0
	$2.95 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0
James Keenan	20	14	23	0	10	4
	$13.06 Billion	$7.29 Billion	$5.40 Billion	$0	$2.33 Billion	$577.7 Million

For FRA, as of February 29, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	8	16	6	0	10	0
	$2.81 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0
Adrian Marshall	8	16	6	0	10	0
	$2.81 Billion	$3.65 Billion	$672.3 Million	$0	$2.44 Billion	$0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The Combined Fund will maintain the portfolio manager compensation of FRA.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term stockholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart and Marshall have each received long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Hart and Marshall are each eligible to participate in these plans.

Securities Ownership of Portfolio Managers

Information relating to each portfolio manager’s share ownership in each Fund as of February 29, 2012 is set forth in the chart below:

Name of Portfolio Manager	Aggregate Dollar Range of Equity Securities in FRB	Aggregate Dollar Range of Equity Securities in DVF	Aggregate Dollar Range of Equity Securities in FRA
Leland Hart	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
James Keenan	N/A	$10,001-$50,000	N/A
Adrian Marshall	None	None	$10,001-$50,000

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to stockholders of the Funds and not according to any formula. The Advisors’ primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors’ normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors’ expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Advisors’ organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions		Brokerage Commissions Paid to Affiliates
For the Fiscal Year Ended	FRA	DVF	FRA	DVF
August 31, 2011	$854	$13,913	$0	$0
August 31, 2010	$2,999	$11,506	$0	$0
August 31, 2009	$97	$12,491	$0	$0

	Aggregate Brokerage Commissions		Brokerage Commissions Paid to Affiliates
For the Fiscal Year Ended	FRB		FRB
February 29, 2012	$493		$0
February 28, 2011	$11,506		$0
February 28, 2010	$0		$0

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its affiliates. Pursuant to that order, each Fund has retained BlackRock Financial Management, Inc. (“BFM”) as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BFM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Each Fund paid no security lending agent fees to the security lending agent during each Fund’s previous three fiscal years.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to each Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of each Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing each Fund. These are considerations of which investors in each Fund should be aware, and which may cause conflicts of interest that could disadvantage each Fund and its stockholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by each Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of each Fund and/or that engage in transactions in the same types of securities, currencies and instruments as each Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for each Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of each Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of each Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for each Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of each Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by each Fund. Moreover, it is possible that each Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for each Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, each Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of each Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of each Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing each Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing each Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in each Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of each Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of each Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of each Fund. To the extent affiliated transactions are permitted, each Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by each Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for each Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to each Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to each Fund or its stockholders will be required, and no fees or other compensation payable by each Fund or its stockholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to each Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on each Fund. The Fund will be required to establish business relationships with its counterparties based on each Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with each Fund’s establishment of its business relationships, nor is it expected that each Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating each Fund’s creditworthiness.

Under a securities lending program approved by each Fund’s Board, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for each Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for each Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and each Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of each Fund. In addition, under certain circumstances, each Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, each Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing each Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to each Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including each Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including each Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. Each Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for each Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for each Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of each Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of each Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to each Fund or their stockholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to each Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value”, when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, each Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,”

BlackRock seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what each Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining each Fund’s NAV. As a result, each Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

To the extent permitted by applicable law, each Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of each Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for each Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, each Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding each Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that each Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to each Fund and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of each Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, each Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of each Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, each Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including each Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including each Fund), may limit purchases, sell existing investments or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund’s custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to the Fund’s shares of common stock.

Code of Ethics

Each Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

FINANCIAL STATEMENTS

The audited financial statements of FRB for the fiscal year ended February 29, 2012, are incorporated by reference herein to FRB’s annual report filed on Form N-CSR on May 1, 2012.

The audited financial statements of DVF for the fiscal year ended August 31, 2011, are incorporated by reference herein to DVF’s annual report filed on Form N-CSR on November 7, 2011. The unaudited financial statements of DVF for the semi-annual period ended February 29, 2012 are incorporated by reference herein to DVF’s semi-annual report filed on Form N-CSRS on May 1, 2012.

The audited financial statements of FRA for the fiscal year ended August 31, 2011, are incorporated by reference herein to FRA’s annual report filed on Form N-CSR on November 7, 2011. The unaudited financial statements of FRA for the semi-annual period ended February 29, 2012 are incorporated by reference herein to FRA’s semi-annual report filed on Form N-CSRS on May 1, 2012.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Consolidated Schedule of Investments at February 29, 2012; (ii) Pro Forma Condensed Combined Consolidated Statement of Assets and Liabilities at February 29, 2012; (iii) Pro Forma Condensed Combined Consolidated Statement of Operations for the 12-month period ended February 29, 2012; and (iv) Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2012

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound,                      a registered closed-end investment company, File No. 811-            , (“Target Fund”), BlackRock Floating Rate Income Strategies Fund, Inc., a registered diversified closed-end investment company File No. 811-21413 (“Acquiring Fund”), and Acquiring Fund Merger Subsidiary, a Maryland limited liability company and a direct, wholly-owned subsidiary of Acquiring Fund (“Merger Subsidiary”, and, together with Acquiring Fund, the “Acquiring Fund Parties;” the Acquiring Fund Parties and Target Fund are collectively referred to as the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND PARTIES.

Each of Acquiring Fund and Merger Subsidiary represents and warrants to, and agrees with, Target Fund that:

(a) Acquiring Fund is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Merger Subsidiary is a limited liability company, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(c) Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d) Each of Acquiring Fund and Merger Subsidiary has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the stockholders of Acquiring Fund as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Acquiring Fund’s Board of Directors and Merger Subsidiary’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund Parties enforceable against the Acquiring Fund Parties in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Acquiring Fund has provided or made available (including by electronic format) to Target Fund, the most recent audited annual financial statements of Acquiring Fund which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly reflect the financial condition and the results of operations of Acquiring Fund as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets and liabilities of Acquiring Fund and an unaudited schedule of investments of Acquiring Fund, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(n) herein) to be issued to Target Fund stockholders pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of either of Acquiring Fund or Merger Subsidiary, threatened against either Acquiring Fund or Merger Subsidiary which assert liability on the part of Acquiring Fund or Merger Subsidiary or which materially affect its financial condition or its ability to consummate the Reorganization. Neither Acquiring Fund nor Merger Subsidiary is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Acquiring Fund or Merger Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or that will not otherwise be disclosed to Target Fund prior to the Valuation Time.

(i) Neither Acquiring Fund nor Merger Subsidiary is obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on Acquiring Fund’s Annual Report for the year ended August 31, 2011, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Fund will advise Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by Acquiring Fund or Merger Subsidiary of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange Rules, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by Acquiring Fund on Form N-14, which includes the proxy statement of Target Fund and Acquiring Fund with respect to the transactions contemplated herein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Acquiring Fund for use in the N-14 Registration Statement.

(m) Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) Acquiring Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by Acquiring Fund’s charter or applicable law).

(o) The books and records of the Acquiring Fund Parties made available to Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund Parties.

(p) The Acquiring Fund Common Shares to be issued to Target Fund stockholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights (except as provided by Acquiring Fund’s charter or applicable law), and no stockholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the stockholders of Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of stock of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, Acquiring Fund will have obtained any and all regulatory, Board and stockholder approvals necessary to issue the Acquiring Fund Common Shares to stockholders of Target Fund.

(s) Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and Acquiring Fund has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

(t) Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes. Merger Subsidiary is a wholly owned subsidiary of Acquiring Fund. Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.

2. REPRESENTATIONS AND WARRANTIES OF TARGET FUND.

Target Fund represents and warrants to, and agrees with, the Acquiring Fund Parties that:

(a) Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement.

Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the stockholders of Target Fund as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of Target Fund enforceable against Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Target Fund has provided or made available (including in electronic format) to the Acquiring Fund Parties Target Fund’s most recent audited annual financial statements which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly reflect the financial condition and the results of operations of Target Fund as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets and liabilities of Target Fund and an unaudited schedule of investments of Target Fund, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund Parties at or prior to the Closing Date for the purpose of determining the number of Acquiring Fund Common Shares to be issued to Target Fund stockholders pursuant to Section 3 of this Agreement; Target Fund Closing Financial Statements will fairly present the financial position of Target Fund as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against it which assert liability on the part of Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund Parties prior to the Valuation Time.

(h) Target Fund is not obligated under any provision of its charter or its bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on Target Fund’s Annual Report for the year ended                     , those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the

Reorganization. As of the Valuation Time, Target Fund will advise the Acquiring Fund Parties of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund Parties.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange rules, each of which will have been obtained on or prior to the Closing Date.

(k) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Target Fund for use in the N-14 Registration Statement.

(l) Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Target Fund have been adequately provided for on its books, and no tax deficiency or liability of Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) Target Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by Target Fund’s charter or applicable law).

(n) The books and records of Target Fund made available to the Acquiring Fund Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Target Fund.

(o) Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and Target Fund has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the stockholders of Target Fund and Acquiring Fund, and to the other terms and conditions contained herein, and in accordance with the Maryland General Corporation Law (the “MGCL”) and Maryland Limited Liability Company Act (the “MLLCA”), at the Effective Time (as defined in Section 3(b)), Target Fund shall be merged with and into Merger Subsidiary, the separate existence of Target Fund as a corporation and registered investment company shall cease and Merger Subsidiary shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the “Surviving Fund”) and as a wholly owned subsidiary of Acquiring Fund. The existence of Merger Subsidiary shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the MLLCA.

(b) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing articles of merger (the “Articles of Merger”) with the Maryland State Department of Assessments and Taxation in accordance with the MGCL and MLLCA. The Reorganization shall become effective at such time as the Articles of Merger is duly filed with the Maryland State Department of Assessments and Taxation, or at such subsequent date or time as the Acquiring Fund Parties and Target Fund shall agree and specify in the Articles of Merger (the “Effective Time”).

(c) At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the MGCL and the MLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Target Fund and the Merger Subsidiary shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of Target Fund and the Merger Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(d) At the Effective Time, the operating agreement of the Merger Subsidiary in effect immediately prior to the Effective Time shall continue to be the operating agreement of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(e) From and after the Effective Time, the trustee and officers of Merger Subsidiary shall be the trustee and officers of the Surviving Fund, and such trustee and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(f) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, Acquiring Fund will issue Acquiring Fund Common Shares to Target Fund stockholders for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of stockholder accounts on the share ledger records of Acquiring Fund in the names of and in the amounts due to the stockholders of Target Fund based on their respective holdings in Target Fund as of the Valuation Time.

(g) Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when Target Fund’s assets are added to Acquiring Fund’s portfolio, the resulting portfolio will meet Acquiring Fund’s investment objective, policies and restrictions, as set forth in Acquiring Fund’s Prospectus, a copy of which has been delivered to Target Fund. Notwithstanding the foregoing, nothing herein will require Target Fund to dispose of any portion of its assets if, in the reasonable judgment of Target Fund’s directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

(h) Prior to the Closing Date, Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(i) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(j) Recourse for liabilities assumed from Target Fund by the Surviving Fund in the Reorganization will be limited to the net assets acquired by the Surviving Fund. The known liabilities of Target Fund, as of the Valuation Time, shall be confirmed to the Surviving Fund pursuant to Section 2(i) of this Agreement.

(k) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treas. Reg. section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

At the Effective Time, the Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive Acquiring Fund Common Shares with an aggregate net asset value of the Target Fund Common Shares outstanding immediately prior to the Effective Time. The aggregate net asset value of such shares shall be determined as set forth below.

The net asset value of Acquiring Fund and Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of Target Fund’s portfolio securities shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund Parties in cooperation with Target Fund and shall be confirmed in writing by the Acquiring Fund Parties to Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time. Acquiring Fund shall issue to common stockholders of Target Fund book entry interests for the Acquiring Fund Common Shares registered in the name of such stockholders on the basis of each holder’s proportionate interest in the aggregate net asset value of Target Fund Common Shares. With respect to any Target Fund stockholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to Acquiring Fund being informed thereof in writing by Target Fund, Acquiring Fund will not permit such stockholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. Target Fund, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) Target Fund and the Acquiring Fund Parties will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to Acquiring Fund’s and Target Fund’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, Certificate of Merger and a registration statement on Form N-14, the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Directors of the Funds. Neither the Funds nor the investment adviser will pay any expenses of stockholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b) Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Target Fund has ceased to be a registered investment company.

(c) Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “SEC”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(d) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Acquiring Fund nor Merger Subsidiary nor Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund Parties and Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund Parties agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Target Fund for such Fund’s taxable periods ending on or before the Closing Date.

After the Closing Date, Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by Target Fund to the extent such expenses have been accrued by Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(e) Target Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f) Following the consummation of the Reorganization, Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(g) Acquiring Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur at 8:00 A.M. at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) As soon as practicable after the close of business on the Closing Date, Target Fund shall deliver to Acquiring Fund a list of the names and addresses of all of the stockholders of record of Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Target Fund or by its President.

8. CONDITIONS OF TARGET FUND.

The obligations of Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of Target Fund and by an affirmative vote of stockholders of Target Fund representing a majority of the outstanding shares of capital stock entitled to vote on the Reorganization; and that each of the Acquiring Fund Parties shall have delivered (including in electronic format) to Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Directors of Acquiring Fund and Board of Trustees of Merger Subsidiary, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares certified by its Secretary.

(b) That Acquiring Fund shall have provided or made available (including by electronic format) to Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of Acquiring Fund’s investments, all as of the Valuation Time, certified on Acquiring Fund’s behalf by its President, any Vice

President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Acquiring Fund’s President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Acquiring Fund shall have furnished to Target Fund a certificate signed by Acquiring Fund’s President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund Parties made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund Parties have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Target Fund shall have received the opinion of Skadden and/or local Maryland counsel, as applicable, each acting as special counsel for each of the Acquiring Fund Parties, dated as of the Closing Date, addressed to Target Fund, substantially in the form and to the effect that:

(i) each Acquiring Fund Party is validly existing and in good standing under the laws of the State of Maryland;

(ii) Acquiring Fund is registered as a closed-end management investment company under the 1940 Act;

(iii) each Acquiring Fund Party has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by each Acquiring Fund Party of the transactions contemplated hereby have been duly authorized by all requisite action of each Acquiring Fund Party under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by each Acquiring Fund Party under the laws of the State of Maryland;

(iv) this Agreement constitutes a valid and binding obligation of each Acquiring Fund Party (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by each Acquiring Fund Party of this Agreement and the performance by each Acquiring Fund Party of its obligations under this Agreement do not conflict with the charter or the bylaws of either Acquiring Fund Party;

(vi) neither the execution, delivery or performance by each Acquiring Fund Party of this Agreement nor the compliance by each Acquiring Fund Party with the terms and provisions hereof contravene any provision of the laws of the State of Maryland, or the federal laws of the United States;

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by each Acquiring Fund Party or the enforceability of this Agreement against each Acquiring Fund Party; and

(viii) the Acquiring Fund Common Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable (except as provided for in Acquiring Fund’s charter).

(f) That Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund Parties, dated as of the Closing Date, addressed to Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by each Acquiring Fund Party and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Target Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of each Acquiring Fund Party, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND PARTIES.

The obligations of the Acquiring Fund Parties hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors or Trustees, as applicable, of each Acquiring Fund Party and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the Board of Directors of Acquiring Fund and the affirmative vote of a majority of stockholder votes cast, where total votes cast represented over 50% of all securities entitled to vote, and Target Fund shall have delivered (including in electronic format) to each Acquiring Fund Party a copy of the resolution approving this Agreement adopted by Target Fund’s Board of Directors, and a certificate setting forth the vote of holders of Target Fund Common Shares certified by its Secretary.

(b) That Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund Parties Target Fund Closing Financial Statements, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Target Fund’s behalf by its President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Target Fund since the date of Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Target Fund shall have furnished to the Acquiring Fund Parties a certificate signed by Target Fund’s President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund Parties shall have received the opinion of Skadden and/or local Maryland counsel, as applicable, each acting as special counsel for Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund Parties, substantially in the form and to the effect that:

(i) Target Fund is validly existing and in good standing under the laws of the State of Maryland;

(ii) Target Fund is registered as a closed-end management investment company under the 1940 Act;

(iii) Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of Target Fund under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by Target Fund under the laws of the State of Maryland;

(iv) this Agreement constitutes a valid and binding obligation of Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v) the execution and delivery by Target Fund of this Agreement and the performance by Target Fund of its obligations under this Agreement do not conflict with the charter or the bylaws of Target Fund;

(vi) neither the execution, delivery or performance by Target Fund of this Agreement nor the compliance by Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States; and

(vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by Target Fund or the enforceability of this Agreement against Target Fund.

(f) That the Acquiring Fund Parties shall have obtained an opinion from Skadden, special counsel for Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund Parties, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund Parties.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Target Fund, be contemplated by the SEC.

(i) That prior to the Closing Date, Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Target Fund and Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of Acquiring Fund and Target Fund; (ii) by the Board of Directors of Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors; and (iii) by the Board of Directors of Acquiring Fund if any condition of Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2013, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors/Trustees of the Acquiring Fund, Target Fund and the Merger Subsidiary.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustee, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of Acquiring Fund or Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, directors, trustees, agents, stockholders or members shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent, stockholder or member of either Fund against any liability to the entity for which that officer, director, trustee, agent, stockholder or member so acts or to its stockholders or members, to which that officer, director, trustee, agent. stockholder or member otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of Acquiring Fund and Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Target Fund and Acquiring Fund unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to stockholders of Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Target Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Target Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to Target Fund shall be addressed to                      c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as Target Fund may designate by written notice to the Acquiring Fund Parties. Notice to the Acquiring Fund Parties shall be addressed to BlackRock Floating Rate Income Strategies Fund, Inc. c/o BlackRock Advisors, LLC, 55 East 52nd Street New York, New York 10055, Attention:                     , or at such other address and to the attention of such other person as the Acquiring Fund Parties may designate by written notice to Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Directors or Board of Trustees, as applicable, at any time before or after adoption of this Agreement and approval of the Reorganization by Target Fund’s stockholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, stockholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Directors or Trustees, as applicable, of Acquiring Fund, Target Fund and the Merger Subsidiary and signed by authorized officers of Acquiring Fund, Target Fund and the Merger Subsidiary, acting as such, and neither such authorization by such Directors or trustees, as applicable, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

The parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:
Name: Title:

Target Fund

By:
Name: Title:

Acquiring Fund Merger Subsidiary

By:
Name: Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) and BlackRock Diversified Income Strategies Fund, Inc. (“DVF”) into BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) (the “Reorganization”).

The unaudited Pro Forma Condensed Combined Consolidated Schedule of Investments and Pro Forma Condensed Combined Consolidated Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on February 29, 2012. The Pro Forma Condensed Combined Consolidated Statement of Operations reflects the operations for the 12-month period ended February 29, 2012. The pro forma financial statements give effect to the proposed Reorganizations in which each of FRB and DVF will merge with and into a new direct, wholly-owned subsidiary of FRA (the “Merger Subsidiary”). Following the Reorganizations, the Merger Subsidiary will dissolve under Maryland law and be liquidated into FRA and each of FRB and DVF will terminate their registration under the Investment Company Act of 1940 (the “1940 Act”). The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. As of February 29, 2012, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of FRA. It is not anticipated that FRA will sell any securities of FRB and DVF acquired in the reorganizations other than in the ordinary course of business.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Asset-Backed Securities		Par (000)				Value
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	—	—	147	147	—	—	$155,820	$155,820
ARES CLO Funds, Series 2005-10A, Class B, 0.95%, 9/18/17 (a)(b)		750	250	500	1,500	$694,035	$231,345	462,690	1,388,070
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.84%, 8/28/19 (a)(b)		1,000	—	500	1,500	837,500	—	418,750	1,256,250
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 1.04%, 6/19/21 (a)(b)		750	365	395	1,510	637,718	310,356	335,865	1,283,939
Chatham Light CLO Ltd., Series 2005-2A, Class A2, 0.94%, 8/03/19 (a)(b)		1,000	850	—	1,850	857,500	728,875	—	1,586,375
Flagship CLO, Series 2006-1A, Class B, 0.91%, 9/20/19 (a)(b)		1,304	1,000	1,000	3,304	1,007,340	772,500	772,500	2,552,340
Franklin CLO Ltd., Series 6A, Class B, 0.97%, 8/09/19 (a)(b)		1,910	—	—	1,910	1,623,118	—	—	1,623,118
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B, 0.96%, 12/20/20 (a)(b)		500	500	500	1,500	425,000	425,000	425,000	1,275,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.92%, 10/27/20 (b)		575	280	305	1,160	464,313	226,100	246,287	936,700
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 1.00%, 8/01/22 (a)(b)		1,255	—	665	1,920	1,004,000	—	532,000	1,536,000
Landmark CDO Ltd., Series 2006-8A, Class B, 0.92%, 10/19/20 (a)(b)		1,075	525	570	2,170	899,968	439,519	477,193	1,816,680
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.52%, 12/21/17 (a)(b)		575	275	300	1,150	518,075	247,775	270,300	1,036,150
Portola CLO Ltd., Series 2007-1X, Class B1, 1.95%, 11/15/21 (b)		765	370	405	1,540	655,987	317,275	347,287	1,320,549
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 1.17%, 7/15/19 (a)(b)		655	320	345	1,320	568,049	277,520	299,201	1,144,770

Total Asset-Backed - 3.5%						10,192,603	3,976,265	4,742,893	18,911,761

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Common Stocks (c)	Shares				Value
Auto Components - 0.8%
Delphi Automotive Plc	—	—	1	1	—	—	$41	$41
Delphi Automotive Plc (180-day lock) (acquired 11/17/11, cost $776,082) (d)	69,876	32,726	33,615	136,217	$2,180,134	$1,021,064	1,048,779	4,249,977

					2,180,134	1,021,064	1,048,820	4,250,018

Chemicals - 0.0%
GEO Specialty Chemicals, Inc. (a)	13,117	—	10,732	23,849	6,034	—	4,937	10,971
Diversified Financial Services - 0.2%
Kcad Holdings I Ltd.	—	144,281,996	—	144,281,996	—	1,320,902	—	1,320,902
Electrical Equipment - 0.0%
Medis Technologies Ltd.	71,654	176,126	13,053	260,833	358	881	65	1,304
Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurants Holdings, Inc.	—	688	—	688	—	69	—	69
Metals & Mining - 0.0%
Euramax International	—	468	—	468	—	135,575	—	135,575
Paper & Forest Products - 0.2%
Ainsworth Lumber Co. Ltd. (a)	152,951	275,167	—	428,118	241,148	433,837	—	674,985
Ainsworth Lumber Co. Ltd.	133,089	—	—	133,089	209,833	—	—	209,833
Western Forest Products, Inc.	84,448	—	—	84,448	81,934	—	—	81,934

					532,915	433,837	—	966,752

Semiconductors & Semiconductor Equipment - 0.0%
SunPower Corp.	—	—	1,860	1,860	—	—	14,006	14,006
Software - 0.0%
Bankruptcy Management Solutions, Inc.	—	536	—	536	—	11	—	11
HMH Holdings/EduMedia	92,606	45,526	47,227	185,359	23,152	11,381	11,807	46,340

					23,152	11,392	11,807	46,351

Total Common Stocks - 1.2%					2,742,593	2,923,720	1,079,635	6,745,948

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Corporate Bonds		Par (000)				Value
Airlines - 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	276	133	—	409	$292,560	$140,980	—	$433,540
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		111	55	55	221	117,326	58,663	$58,663	234,652
United Air Lines, Inc., 12.75%, 7/15/12		—	295	—	295	—	304,936	—	304,936

						409,886	504,579	58,663	973,128

Auto Components - 0.8%
Icahn Enterprises LP, 7.75%, 1/15/16		1,535	735	30	2,300	1,607,912	769,912	31,425	2,409,249
Icahn Enterprises LP, 8.00%, 1/15/18 (a)		680	330	1,075	2,085	720,800	349,800	1,139,500	2,210,100

						2,328,712	1,119,712	1,170,925	4,619,349

Capital Markets - 0.0%
E*Trade Financial Corp., 3.98%, 8/31/19 (a)(f)(n)		—	83	46	129	—	78,539	43,528	122,067
KKR Group Finance Co., 6.38%, 9/29/20 (a)		—	80	—	80	—	85,137	—	85,137

						—	163,676	43,528	207,204

Chemicals - 1.2%
CF Industries, Inc., 6.88%, 5/01/18		905	445	480	1,830	1,065,637	523,987	565,200	2,154,824
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (g)(n)		857	—	702	1,559	1,019,815	—	835,500	1,855,315
GEO Specialty Chemicals, Inc., 10.00%, 3/31/15 (a)		844	—	691	1,535	844,160	—	690,560	1,534,720
Ineos Finance Plc, 8.38%, 2/15/19 (a)		230	115	125	470	244,375	122,188	132,812	499,375
Lyondell Chemical Co., 11.00%, 5/01/18		292	137	150	579	320,075	150,463	164,142	634,680
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		95	40	50	185	104,263	43,900	54,875	203,038

						3,598,325	840,538	2,443,089	6,881,952

Commercial Banks - 0.2%
CIT Group, Inc., 7.00%, 5/01/16	USD	213	27	117	357	213,022	26,628	117,162	356,812
CIT Group, Inc., 7.00%, 5/02/16 (a)		—	130	—	130	—	130,162	—	130,162
CIT Group, Inc., 7.00%, 5/02/17 (a)		250	140	150	540	250,313	140,175	150,188	540,676
Glitnir Banki HF, 6.38%, 9/25/12 (c)(h)(n)		—	365	—	365	—	—	—	—

						463,335	296,965	267,350	1,027,650

Commercial Services & Supplies - 0.3%
ARAMARK Corp., 4.05%, 2/01/15 (b)		135	65	75	275	134,494	64,756	74,719	273,969
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		700	343	335	1,378	731,182	358,034	350,476	1,439,692
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		26	14	12	52	24,700	13,300	11,400	49,400

						890,376	436,090	436,595	1,763,061

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Corporate Bonds		Par (000)				Value
Consumer Finance - 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)	USD	775	350	425	1,550	$829,250	$374,500	$454,750	$1,658,500
Containers & Packaging - 0.4%
Graphic Packaging International, Inc., 9.50%, 6/15/17		220	105	115	440	244,750	116,812	127,938	489,500
OI European Group BV, 6.88%, 3/31/17	EUR	143	—	113	256	198,140	—	156,572	354,712
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (a)		104	160	55	319	148,258	228,090	78,406	454,754
Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (a)		338	135	160	633	485,217	193,800	229,688	908,705

						1,076,365	538,702	592,604	2,207,671

Diversified Financial Services - 1.5%
Ally Financial, Inc., 7.50%, 12/31/13	USD	—	20	—	20	—	21,300	—	21,300
Ally Financial, Inc., 2.73%, 12/01/14 (b)		2,600	750	1,175	4,525	2,433,423	701,949	1,099,720	4,235,092
Ally Financial, Inc., 7.50%, 9/15/20		—	160	—	160	—	176,200	—	176,200
Ally Financial, Inc., 8.00%, 11/01/13		—	70	—	70	—	78,137	—	78,137
Ally Financial, Inc., 8.00%, 11/01/13		—	80	—	80	—	86,804	—	86,804
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		133	66	70	269	141,811	70,373	74,637	286,821
Reynolds Group Issuer, Inc., 8.75%, 10/15/16 (a)		597	300	300	1,197	635,805	319,500	319,500	1,274,805
Reynolds Group Issuer, Inc., 8.75%, 10/15/16 (a)(o)	EUR	400	200	200	800	566,228	283,114	283,114	1,132,456
Reynolds Group Issuer, Inc., 8.75%, 10/15/16		72	—	—	72	101,921	—	—	101,921
Reynolds Group Issuer, Inc., 6.88%, 2/15/21 (a)	USD	395	195	210	800	418,700	206,700	222,600	848,000

						4,297,888	1,944,077	1,999,571	8,241,536

Diversified Telecommunication Services - 0.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		430	180	290	900	448,275	187,650	302,325	938,250
Qwest Communications International, Inc., 8.00%, 10/01/15		600	—	300	900	644,063	—	322,031	966,094

						1,092,338	187,650	624,356	1,904,344

Health Care Equipment & Supplies - 0.4%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), 10.88%, 11/15/14		1,175	—	645	1,820	1,195,562	—	656,288	1,851,850
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), 7.75%, 4/15/18		210	—	95	305	180,600	—	81,700	262,300

						1,376,162	—	737,988	2,114,150

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Corporate Bonds		Par (000)				Value
Health Care Providers & Services - 0.5%
HCA, Inc., 6.50%, 2/15/20	USD	865	420	455	1,740	$927,712	$450,450	$487,988	$1,866,150
Tenet Healthcare Corp., 6.25%, 11/01/18 (a)		—	195	—	195	—	207,919	—	207,919
Tenet Healthcare Corp., 8.88%, 7/01/19		380	—	170	550	433,200	—	193,800	627,000

						1,360,912	658,369	681,788	2,701,069

Health Care Technology - 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		1,860	700	980	3,540	2,213,400	833,000	1,166,200	4,212,600
Hotels, Restaurants & Leisure - 0.9%
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		373	192	383	948	328,240	168,960	337,040	834,240
MGM Resorts International, 10.38%, 5/15/14		865	390	460	1,715	983,937	443,625	523,250	1,950,812
MGM Resorts International, 11.13%, 11/15/17		400	390	200	990	455,000	443,625	227,500	1,126,125
Travelport LLC (FKA Travelport, Inc.), 5.15%, 9/01/14 (b)		—	665	665	1,330	—	340,812	340,812	681,624
Travelport LLC (FKA Travelport, Inc.), 9.88%, 9/01/14		—	145	150	295	—	83,013	85,875	168,888
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(h)		—	120	—	120	—	—	—	—

						1,767,177	1,480,035	1,514,477	4,761,689

Household Durables - 0.3%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,200	500	—	1,700	1,308,000	545,000	—	1,853,000
Independent Power Producers & Energy Traders - 1.9%
Calpine Corp., 7.25%, 10/15/17 (a)		1,180	575	625	2,380	1,250,800	609,500	662,500	2,522,800
Energy Future Holdings Corp., 10.00%, 1/15/20		935	370	470	1,775	1,010,969	400,062	508,187	1,919,218
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,760	1,355	1,455	5,570	2,998,050	1,471,869	1,580,494	6,050,413

						5,259,819	2,481,431	2,751,181	10,492,431

Industrial Conglomerates - 0.6%
Sequa Corp., 13.50%, 12/01/15 (a)		1,557	722	679	2,958	1,662,456	770,275	724,477	3,157,208
Machinery - 0.1%
UR Financing Escrow Corp., 5.75%, 7/15/18 (a)(e)		175	85	90	350	179,813	87,338	92,475	359,626

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Corporate Bonds		Par (000)				Value
Media - 2.7%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	USD	225	110	120	455	$250,875	$122,650	$133,800	$507,325
CCH II LLC, 13.50%, 11/30/16		1,050	500	550	2,100	1,207,500	575,000	632,500	2,415,000
Checkout Holding Corp., 10.68%, 11/15/15 (a)(f)		665	325	350	1,340	299,250	146,250	157,500	603,000
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17		401	—	212	613	439,095	—	232,140	671,235
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17		1,834	884	967	3,685	2,017,400	972,400	1,063,700	4,053,500
CSC Holdings LLC, 8.50%, 4/15/14		420	180	230	830	466,200	199,800	255,300	921,300
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		615	300	330	1,245	676,500	330,000	363,000	1,369,500
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		2,000	1,000	1,000	4,000	2,170,000	1,085,000	1,085,000	4,340,000

						7,526,820	3,431,100	3,922,940	14,880,860

Metals & Mining - 0.0%
RathGibson, Inc., 11.25%, 2/15/14 (c)(h)		—	1,390	—	1,390	—	—	—	—
Multiline Retail - 0.2%
Dollar General Corp., 11.88%, 7/15/17 (b)		445	215	235	895	488,392	235,965	257,915	982,272
Oil, Gas & Consumable Fuels - 0.1%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		275	135	144	554	294,250	144,450	154,080	592,780
Paper & Forest Products - 0.4%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		562	296	—	858	409,981	215,867	—	625,848
Clearwater Paper Corp., 10.63%, 6/15/16		—	190	—	190	—	215,887	—	215,887
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		340	165	180	685	349,350	169,538	184,950	703,838
Verso Paper Holdings LLC, 11.50%, 7/01/14		—	144	—	144	—	146,880	—	146,880
Verso Paper Holdings LLC, Series B, 4.30%, 8/01/14 (b)		340	170	180	690	235,450	117,725	124,650	477,825

						994,781	865,897	309,600	2,170,278

Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		395	195	210	800	402,900	198,900	214,200	816,000
Real Estate Management & Development - 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		365	175	190	730	376,862	180,687	196,175	753,724

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Corporate Bonds		Par (000)				Value
Wireless Telecommunication Services - 2.2%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	1,700	850	825	3,375	$1,810,500	$905,250	$878,625	$3,594,375
Digicel Group Ltd., 9.13%, 1/15/15 (a)		278	279	399	956	283,560	284,580	406,980	975,120
Digicel Group Ltd., 8.25%, 9/01/17 (a)		315	255	265	835	333,900	270,300	280,900	885,100
iPCS, Inc., 2.67%, 5/01/13 (b)		1,500	200	500	2,200	1,443,750	192,500	481,250	2,117,500
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		780	390	410	1,580	869,700	434,850	457,150	1,761,700
Sprint Nextel Corp., 7.00%, 3/01/20 (a)		1,195	585	630	2,410	1,214,419	594,506	640,237	2,449,162

						5,955,829	2,681,986	3,145,142	11,782,957

Total Corporate Bonds - 16.7%						46,154,048	21,000,922	23,960,069	91,115,039

Floating Rate Loan Interests (b)
Aerospace & Defense - 1.6%
DynCorp International, Term Loan B, 6.25% - 6.75%, 7/07/16	USD	757	324	415	1,496	754,760	322,665	413,857	1,491,282
SI Organization, Inc., New Term Loan B, 4.50%, 11/22/16		836	418	467	1,721	801,310	400,118	447,675	1,649,103
TransDigm, Inc., Add on Term Loan B2, 4.00%, 2/14/17		445	190	225	860	445,369	190,158	225,187	860,714
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		1,782	891	941	3,614	1,780,432	890,216	939,672	3,610,320
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/07/17		650	337	356	1,343	649,195	336,469	355,870	1,341,534

						4,431,066	2,139,626	2,382,261	8,952,953

Airlines - 0.8%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		2221	1063	1180	4,464	2,167,640	1,037,421	1,152,045	4,357,106

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Auto Components - 2.6%
Allison Transmission, Inc., Term Loan B, 2.75%, 8/07/14	USD	2,801	1,467	1,629	5,897	$2,769,342	$1,450,330	$1,611,038	$5,830,710
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		1,446	698	748	2,892	1,449,991	699,996	749,996	2,899,983
Federal-Mogul Corp., Term Loan B, 2.19%- 2.20%, 12/29/14		597	313	320	1,230	570,622	299,323	305,631	1,175,576
Federal-Mogul Corp., Term Loan C, 2.19%- 2.20%, 12/28/15		304	160	163	627	291,134	152,716	155,934	599,784
GPX International Tire Corp., 2.00%, 3/31/12 (c)(h)		549	—	—	549	—	—	—	—
GPX International Tire Corp., 7.25%, 3/31/12 (c)(h)		9	—	—	9	—	—	—	—
GPX International Tire Corp., 8.37%, 3/31/12 (c)(h)		—	—	9	9	—	—	—	—
GPX International Tire Corp., 12.00%, 3/31/12 (c)(h)		—	—	549	549	—	—	—	—
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		990	480	540	2,010	992,891	481,402	541,577	2,015,870
UCI International, Inc., Term Loan, 5.50%, 7/26/17		743	347	396	1,486	744,356	347,366	396,990	1,488,712

						6,818,336	3,431,133	3,761,166	14,010,635

Biotechnology - 0.7%
Grifols SA, Term Loan B, 4.5%, 6/01/17	USD	1,890	918	998	3,806	1,887,596	916,374	996,288	3,800,258
Building Products - 3.0%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		1,166	571	620	2,357	1,161,453	568,370	617,794	2,347,617
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		1,782	842	941	3,565	1,683,990	795,217	888,772	3,367,979
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		4,421	2,094	2,327	8,842	4,442,947	2,104,554	2,338,393	8,885,894
Momentive Performance Materials, Inc. (Blitz 06-103 GmbH), Tranche B-2B Term Loan, 4.08%, 5/05/15	EUR	645	315	340	1,300	813,276	397,326	428,367	1,638,969

						8,101,666	3,865,467	4,273,326	16,240,459

Capital Markets - 1.8%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13	USD	138	70	70	278	138,317	70,154	70,153	278,624
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/16/16		1,677	838	838	3,353	1,677,706	838,853	838,853	3,355,412
Nuveen Investments, Inc., Extended Term Loan, 5.74% - 5.83%, 5/12/17		1,753	862	916	3,531	1,748,176	859,685	913,423	3,521,284
Nuveen Investments, Inc., Incremental Term Loan, 7.25%, 5/13/17		345	85	180	610	347,415	85,595	181,260	614,270
Nuveen Investments, Inc., Term Loan (First Lien), 3.30% -3.58%, 11/13/14		897	438	459	1,794	891,243	435,132	456,111	1,782,486

						4,802,857	2,289,419	2,459,800	9,552,076

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Chemicals - 4.8%
American Rock Salt Holdings LLC, Term Loan B, 5.50%, 4/25/17	USD	1,216	605	715	2,536	$1,129,842	$562,615	$664,071	$2,356,528
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		932	419	459	1,810	935,741	420,333	460,365	1,816,439
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,400	700	800	2,900	1,404,382	702,191	802,504	2,909,077
Gentek, Inc., Term Loan B, 5.00% - 5.75%, 10/06/15		1,068	518	563	2,149	1,060,636	514,752	558,973	2,134,361
MDI Holdings LLC (FKA MacDermid, Inc.), Tranche C Term Loan, 2.76%, 4/11/14	EUR	503	219	262	984	652,479	283,687	340,424	1,276,590
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,191	596	620	2,407	1,172,635	586,317	610,747	2,369,699
Polyone Corp., Term Loan, 5.00%, 12/20/17		405	195	215	815	405,608	195,293	215,322	816,223
PQ Corp., Original Term Loan (First Lien), 3.50%, 7/30/14		1,590	697	—	2,287	1,550,821	679,573	—	2,230,394
PQ Corp., (FKA Niagara Acquisition, Inc.), Term Loan B (First Lien), 3.50%, 7/30/14 (a)		—	—	840	840	—	—	819,588	819,588
Styron Sarl LLC, Term Loan B, 6.00% - 6.75%, 8/02/17		1,106	541	585	2,232	996,999	487,487	527,376	2,011,862
Tronox Worldwide LLC, Delayed Draw Term Loan, 1.00%, 2/09/18		380	185	200	765	379,931	185,150	200,133	765,214
Tronox Worldwide LLC, Term Loan B, 4.25%, 2/08/18		1,395	680	735	2,810	1,393,081	678,882	733,820	2,805,783
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,030	988	1,072	4,090	2,013,246	979,784	1,063,144	4,056,174

						13,095,401	6,276,064	6,996,467	26,367,932

Commercial Services & Supplies - 3.8%
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		1,627	790	930	3,347	1,624,600	789,091	928,343	3,342,034
ARAMARK Corp., Letter of Credit, 3.55%, 7/26/16		40	17	22	79	39,482	16,503	21,615	77,600
ARAMARK Corp., Term Loan B, 3.83%, 7/26/16		560	234	307	1,101	555,162	231,786	303,939	1,090,887
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		849	413	484	1,746	846,096	411,650	482,246	1,739,992
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		1,875	925	1,000	3,800	1,877,006	925,990	1,001,070	3,804,066
International Lease Finance Corp., Term Loan B1, 6.75%, 3/17/15		75	40	40	155	75,125	40,067	40,067	155,259
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		2,587	1,244	1,343	5,174	2,583,766	1,242,195	1,341,571	5,167,532
Synagro Technologies, Inc., Term Loan B, 2.25% - 2.26%, 4/02/14		1,512	636	859	3,007	1,353,043	568,892	768,985	2,690,920
Volume Services America, Inc., Term Loan B, 10.50% - 10.75%, 9/16/16		988	494	518	2,000	991,618	495,809	520,599	2,008,026
West Corp., Term Loan B4, 4.49% - 4.78%, 7/15/16		152	—	68	220	152,408	—	67,737	220,145
West Corp., Term Loan B5, 4.49% - 4.51%, 7/15/16		294	—	131	425	294,270	—	130,786	425,056

						10,392,576	4,721,983	5,606,958	20,721,517

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Communications Equipment - 1.2%
Avaya, Inc., Term Loan B1, 3.24%, 10/24/14	USD	1,151	548	612	2,311	$1,126,204	$535,749	$598,511	$2,260,464
Avaya, Inc., Term Loan B3, 4.99%, 10/26/17		680	330	360	1,370	659,443	320,024	349,117	1,328,584
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		1,587	768	768	3,123	1,585,838	768,024	768,025	3,121,887

						3,371,485	1,623,797	1,715,653	6,710,935

Construction & Engineering - 0.9%
BakerCorp. International, Inc., Term Loan B, 5.00%, 6/01/18		861	433	428	1,722	859,384	432,176	427,208	1,718,768
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		1,700	800	900	3,400	1,700,000	800,000	900,000	3,400,000

						2,559,384	1,232,176	1,327,208	5,118,768

Consumer Finance - 1.6%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		4,665	2,270	2,435	9,370	4,252,661	2,069,355	2,219,770	8,541,786
Containers & Packaging - 0.7%
Berry Plastics Holding Corp., Term Loan C, 2.25%, 4/03/15		275	—	137	412	267,778	—	133,643	401,421
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		1,566	763	827	3,156	1,581,279	770,749	835,392	3,187,420

						1,849,057	770,749	969,035	3,588,841

Diversified Consumer Services - 3.1%
Coinmach Service Corp., Term Loan B, 3.41%, 11/20/14		2,465	1,336	1,341	5,142	2,270,482	1,230,110	1,234,644	4,735,236
Laureate Education, Inc., Extended Term Loan, 5.25%, 8/15/18		3,765	1,903	2,029	7,697	3,594,143	1,816,711	1,936,218	7,347,072
ServiceMaster Co., Delayed Draw Term Loan, 2.75%, 7/24/14		216	103	110	429	213,607	101,514	108,583	423,704
ServiceMaster Co.,Term Loan, 2.77% - 3.03%, 7/24/14		2,171	1,032	1,104	4,307	2,144,976	1,019,372	1,090,358	4,254,706

						8,223,208	4,167,707	4,369,803	16,760,718

Diversified Financial Services - 1.5%
Reynolds Group Holdings, Inc., Tranche B Term Loan, 6.50%, 2/09/18		1,404	565	687	2,656	1,416,641	569,629	693,461	2,679,731
Reynolds Group Holdings, Inc., Tranche C Term Loan, 5.25% - 6.50%, 8/09/18		2,368	1,382	1,480	5,230	2,392,986	1,395,908	1,495,616	5,284,510

						3,809,627	1,965,537	2,189,077	7,964,241

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Diversified Telecommunication Services - 4.3%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00% - 9.00%, 2/25/17	USD	1,095	1,105	565	2,765	$1,092,262	$1,102,238	$563,587	$2,758,087
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		1,601	813	788	3,202	1,408,550	715,110	693,440	2,817,100
Level 3 Financing, Inc., Term Loan B2, 5.75%, 9/03/18		3,450	1,700	2,000	7,150	3,473,736	1,711,696	2,013,760	7,199,192
Level 3 Financing, Inc., Term Loan B3, 5.75%, 8/31/18		1,475	750	650	2,875	1,485,148	755,160	654,472	2,894,780
Level 3 Financing, Inc., Tranche A Term Loan, 2.50% -2.83%, 3/13/14		2,525	1,175	1,300	5,000	2,483,337	1,155,612	1,278,550	4,917,499
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,490	745	894	3,129	1,411,690	705,845	847,014	2,964,549

						11,354,723	6,145,661	6,050,823	23,551,207

Electronic Equipment, Instruments & Components - 1.2%
CDW LLC, Extended Term Loan, 3.75% - 4.00%, 7/14/17		1,766	851	930	3,547	1,725,940	831,620	908,773	3,466,333
Flextronics International Ltd., Delayed Draw, Term Loan A-2, 2.49%, 10/01/14		45	24	24	93	44,558	23,590	23,590	91,738
Flextronics International Ltd., Delayed Draw, Term Loan A-3, 2.52%, 10/01/14		39	20	20	79	38,193	20,220	20,220	78,633
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		1,545	740	810	3,095	1,541,272	738,453	807,808	3,087,533

						3,349,963	1,613,883	1,760,391	6,724,237

Energy Equipment & Services - 2.9%
CCS Corp., Incremental Term Loan, 6.50%, 10/17/14		765	370	405	1,540	765,765	370,370	405,405	1,541,540
CCS Corp., Term Loan B, 3.24%, 11/14/14		1,609	796	871	3,276	1,556,820	770,516	842,719	3,170,055
Dynegy Midwest Generation LLC, Coal Co., Term Loan, 9.25%, 8/04/16		937	484	520	1,941	931,388	481,730	516,777	1,929,895
Dynegy Power LLC, Gas Co., Term Loan, 9.25%, 8/04/16		1,258	613	677	2,548	1,297,470	632,101	698,638	2,628,209
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		3,342	1,596	1,746	6,684	3,334,775	1,592,728	1,742,046	6,669,549

						7,886,218	3,847,445	4,205,585	15,939,248

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Food & Staples Retailing - 1.8%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.60%, 7/09/15	GBP	1,825	750	675	3,250	$2,651,930	$1,089,834	$980,851	$4,722,615
B&G Foods, Inc., Term Loan B, 4.50%, 11/30/18	USD	375	185	200	760	375,844	185,416	200,450	761,710
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50% - 5.75%, 2/11/16		481	245	270	996	480,893	245,122	269,971	995,986
U.S. Foodservice, Inc., Term Loan B, 2.74% - 2.75%, 7/03/14		1,709	834	904	3,447	1,648,835	805,262	872,026	3,326,123

						5,157,502	2,325,634	2,323,298	9,806,434

Food Products - 3.2%
Advance Pierre Foods, Term Loan (First Lien), 7.00%, 9/30/16		1,205	919	655	2,779	1,206,000	918,536	655,544	2,780,080
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		1,946	550	1,027	3,523	1,945,709	550,456	1,027,173	3,523,338
Del Monte Corp., Term Loan, 4.50%, 3/08/18		2,544	1,235	1,339	5,118	2,494,457	1,210,716	1,312,843	5,018,016
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/23/18		281	107	83	471	280,974	106,843	82,795	470,612
Pinnacle Foods Finance LLC, Tranche B Term Loan, 2.76% - 3.08%, 4/02/14		90	45	50	185	89,030	44,515	49,461	183,006
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00% - 6.50%, 4/02/14		1,031	494	537	2,062	1,036,589	496,950	539,283	2,072,822
Solvest Ltd. (Dole), Tranche B-2 Term Loan, 5.00% - 6.00%, 7/06/18		555	266	299	1,120	557,309	267,241	300,492	1,125,042
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 5.00% - 6.00%, 7/06/18		1,032	495	556	2,083	1,035,001	496,306	558,057	2,089,364

						8,645,069	4,091,563	4,525,648	17,262,280

Health Care Equipment & Supplies - 1.8%
Biomet, Inc., Term Loan B, 3.24% - 3.57%, 3/25/15		681	194	363	1,238	673,850	191,826	359,059	1,224,735
DJO Finance LLC (FKA M-Foods Holdings, Inc.), Term Loan B, 3.24%, 5/20/14		1,070	488	545	2,103	1,055,062	481,261	537,349	2,073,672
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		775	380	410	1,565	774,519	379,764	409,746	1,564,029
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		763	369	404	1,536	758,449	367,063	401,323	1,526,835
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,800	873	953	3,626	1,812,641	878,704	959,043	3,650,388

						5,074,521	2,298,618	2,666,520	10,039,659

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Health Care Providers & Services - 4.6%
CHS/Community Health Systems, Inc., Non-Extended Delayed Draw Term Loan, 3.25%, 7/25/14	USD	72	28	40	140	$71,424	$27,718	$39,609	$138,751
CHS/Community Health Systems, Inc., Non-Extended Term Loan, 2.49% - 4.50%, 7/25/14		1,397	545	742	2,684	1,378,212	537,660	732,318	2,648,190
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,287	594	693	2,574	1,283,383	592,331	691,053	2,566,767
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,683	792	891	3,366	1,686,854	793,814	893,040	3,373,708
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,680	813	887	3,380	1,675,032	810,117	884,128	3,369,277
Harden Healthcare LLC, Term Loan, 8.50%, 3/02/15		656	328	328	1,312	642,650	321,325	321,325	1,285,300
Harden Healthcare LLC, Tranche A Additional Term Loan, 7.75%, 3/02/15		1,070	523	576	2,169	1,049,074	512,432	564,886	2,126,392
HCA, Inc., Tranche B-1 Term Loan, 3.49%, 5/01/18		306	104	136	546	300,911	101,827	133,271	536,009
HCA, Inc., Tranche B-2 Term Loan, 3.83%, 3/31/17		787	57	368	1,212	776,468	55,951	362,826	1,195,245
Health Management Associates, Inc., Term Loan B, 4.50%, 11/16/18		580	275	300	1,155	576,230	273,212	298,050	1,147,492
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Combined Term Loan B, 6.50%, 8/04/16		1,317	579	696	2,592	1,266,174	556,606	668,802	2,491,582
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Incremental Term Loan B-3, 6.75%, 5/15/18		898	496	452	1,846	862,535	476,400	433,655	1,772,590
Medpace, Inc., Term Loan, 6.50% - 7.25%, 6/16/17		1,244	597	647	2,488	1,194,000	573,120	620,880	2,388,000
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Term Loan B, 5.00%, 1/29/16		135	65	70	270	134,326	64,675	69,650	268,651

						12,897,273	5,697,188	6,713,493	25,307,954

Health Care Technology - 1.3%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,201	583	637	2,421	1,201,217	583,711	637,340	2,422,268
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,580	765	835	3,180	1,605,675	777,431	848,569	3,231,675
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		775	395	426	1,596	775,062	394,666	425,969	1,595,697

						3,581,954	1,755,808	1,911,878	7,249,640

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Hotels, Restaurants & Leisure - 5.7%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18	USD	1,240	595	645	2,480	$1,242,408	$596,341	$646,067	$2,484,816
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		860	425	450	1,735	862,012	425,995	451,053	1,739,060
Caesars Entertainment Operating Co., Inc., Incremental Term Loan B4, 9.50%, 10/31/16		1,105	637	671	2,413	1,137,070	655,050	690,360	2,482,480
Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.24%, 1/28/15		402	103	238	743	377,035	96,899	223,225	697,159
Caesars Entertainment Operating Co., Inc., Term Loan B3, 3.00% - 3.58%, 1/28/15		5,345	2,556	2,734	10,635	5,008,601	2,395,108	2,561,924	9,965,633
Dunkin’ Brands, Inc., Term Loan B, 4.00% - 5.25%, 11/23/17		1,933	917	1,006	3,856	1,927,077	914,582	1,002,653	3,844,312
Golden Living, Term Loan, 5.00%, 5/04/18		325	153	167	645	305,566	143,500	157,361	606,427
OSI Restaurant Partners LLC, Revolver, 2.56% - 2.79%, 6/14/13		9	4	5	18	9,194	4,378	4,816	18,388
OSI Restaurant Partners LLC, Term Loan B, 2.56%, 6/14/14		96	46	50	192	93,266	44,412	48,854	186,532
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,351	657	713	2,721	1,349,939	656,133	712,200	2,718,272
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 4.25%, 12/20/18		1,510	735	800	3,045	1,503,401	731,788	796,504	3,031,693
Station Casinos, Inc., Term Loan B1, 3.24%, 6/17/16		1,025	500	550	2,075	924,212	450,835	495,918	1,870,965
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		757	363	402	1,522	757,635	363,484	401,745	1,522,864

						15,497,416	7,478,505	8,192,680	31,168,601

Household Products - 0.5%
Prestige Brands International, Inc., Term Loan, 5.25%, 1/31/19		1,500	725	790	3,015	1,505,625	727,719	792,962	3,026,306
Independent Power Producers & Energy Traders - 1.0%
AES Corp., Term Loan, 4.25%, 6/01/18		1,985	993	993	3,971	1,983,015	991,508	991,507	3,966,030
Texas Competitive Electric Holdings Co. LLC (FKA TXU), Extended Term Loan, 4.76%, 10/10/17		1,238	594	655	2,487	690,554	331,427	365,590	1,387,571

						2,673,569	1,322,935	1,357,097	5,353,601

Industrial Conglomerates - 1.4%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		660	320	350	1,330	662,198	321,066	351,165	1,334,429
Sequa Corp., Term Loan, 3.76% - 3.84%, 12/03/14		3,318	1,597	1,671	6,586	3,281,806	1,579,316	1,653,163	6,514,285

						3,944,004	1,900,382	2,004,328	7,848,714

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Insurance - 0.6%
CNO Financial Group, Inc., Term Loan, 6.25%, 9/30/16	USD	1,650	817	834	3,301	$1,657,780	$820,345	$837,436	$3,315,561
Internet Software & Services - 0.4%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,185	575	625	2,385	1,156,897	561,507	609,912	2,328,316
IT Services - 5.1%
Ceridian Corp., Term Loan, 3.24%, 11/10/14		1,231	694	749	2,674	1,164,760	656,062	708,146	2,528,968
First Data Corp., Extended Term Loan B, 4.24%, 3/23/18		6,706	3,284	3,559	13,549	6,017,255	2,947,233	3,194,007	12,158,495
First Data Corp., Term Loan B-1, 2.99%, 9/24/14		870	407	467	1,744	831,787	389,471	446,270	1,667,528
First Data Corp., Term Loan B-3, 2.99%, 9/24/14		115	80	78	273	109,593	76,022	74,959	260,574
infoGROUP, Inc., Term Loan B, 5.75%, 5/25/18		707	345	376	1,428	661,297	322,382	351,314	1,334,993
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		681	330	358	1,369	677,936	329,013	355,891	1,362,840
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		888	434	469	1,791	889,994	434,997	469,997	1,794,988
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B Term Loan, 3.99% - 5.88%, 2/26/16		307	150	161	618	306,311	149,593	160,279	616,183
TransUnion LLC, Term Loan B, 4.75%, 2/12/18		3,211	1,457	1,729	6,397	3,213,592	1,458,472	1,730,348	6,402,412

						13,872,525	6,763,245	7,491,211	28,126,981

Leisure Equipment & Products - 0.3%
Eastman Kodak Co., DIP Term Loan B, 8.59%, 7/20/13		595	290	315	1,200	602,253	293,535	318,840	1,214,628
EB Sports Corp., Term Loan, 11.50%, 12/31/15		—	531	—	531	—	520,750	—	520,750

						602,253	814,285	318,840	1,735,378

Machinery - 1.5%
Terex Corp., Term Loan, 6.00%, 4/28/17	EUR	135	65	70	270	178,065	85,735	92,330	356,130
Terex Corp., Term Loan B, 5.50%, 4/28/17	USD	1,313	639	694	2,646	1,321,793	643,272	698,536	2,663,601
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		2,697	1,349	1,349	5,395	2,694,905	1,347,453	1,347,452	5,389,810

						4,194,763	2,076,460	2,138,318	8,409,541

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Media - 18.0%
Acosta, Inc., Term Loan, 4.75%, 3/01/18	USD	675	327	352	1,354	$669,616	$324,943	$349,577	$1,344,136
Affinion Group, Inc., Term Loan B, 5.00%, 10/10/16		1,596	761	810	3,167	1,492,930	711,790	757,867	2,962,587
AMC Entertainment, Inc., Term Loan B3, 4.25%, 2/22/18		700	350	375	1,425	690,683	345,341	370,009	1,406,033
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,692	796	896	3,384	1,680,928	791,025	889,903	3,361,856
Atlantic Broadband Finance LLC, Term Loan B, 4.00%, 3/08/16		941	438	481	1,860	936,924	435,779	479,357	1,852,060
Bresnan Telecommunications Co., LLC, Term Loan B, 4.50% - 5.25%, 12/14/17		2,896	1,361	1,584	5,841	2,886,107	1,356,717	1,578,725	5,821,549
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,297	633	698	2,628	1,304,154	636,866	702,237	2,643,257
Catalina Marketing Corp., Term Loan B, 2.99%, 10/01/14		1,376	668	728	2,772	1,337,148	649,193	707,330	2,693,671
Cengage Learning Acquisitions, Inc., Term Loan, 2.49%, 7/03/14		993	160	352	1,505	921,743	148,300	326,427	1,396,470
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		763	477	494	1,734	738,243	461,868	478,112	1,678,223
Cequel Communications LLC, Term Loan B, 4.00%, 2/11/19		2,385	1,155	1,255	4,795	2,360,601	1,143,184	1,242,161	4,745,946
Charter Communications Operating LLC, Term Loan B, 7.25%, 3/06/14		28	14	14	56	28,022	14,353	14,353	56,728
Charter Communications Operating LLC, Term Loan C, 3.83%, 9/06/16		2,124	1,021	1,155	4,300	2,107,508	1,012,963	1,145,838	4,266,309
Clarke American Corp., Term Facility B, 2.74% - 3.08%, 6/30/14		439	197	264	900	401,288	179,625	240,975	821,888
Clear Channel Communications, Term Loan B, 3.89%, 1/28/16		2,600	1,565	1,410	5,575	2,133,769	1,284,349	1,157,157	4,575,275
Clear Channel Communications, Term Loan C, 3.89%, 1/28/16		345	170	185	700	273,413	134,725	146,612	554,750
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18		1,400	550	705	2,655	1,401,162	550,456	705,585	2,657,203
Gray Television, Inc., Term Loan B, 3.77%, 12/31/14		1,395	680	735	2,810	1,378,254	671,972	725,914	2,776,140
HMH Publishing Co. Ltd., Term Loan, 6.51%, 6/12/14		1,441	718	735	2,894	890,248	443,796	454,325	1,788,369
Hubbard Broadcasting, Term Loan B (Second Lien), 5.25%, 4/28/17		995	498	498	1,991	995,826	497,913	497,913	1,991,652
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		6,451	2,978	3,474	12,903	6,440,283	2,972,438	3,467,845	12,880,566
Interactive Data Corp., New Term Loan B, 4.50%, 2/12/18		2,903	1,414	1,538	5,855	2,896,531	1,411,130	1,534,914	5,842,575
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		1,390	675	735	2,800	1,383,050	671,625	731,325	2,786,000

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Media (continued)
Knology, Inc., Term Loan B, 4.00%, 8/18/17	USD	616	320	345	1,281	$610,038	$317,338	$341,730	$1,269,106
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan B, 3.81%, 3/06/15	EUR	304	304	304	912	351,749	351,749	351,749	1,055,247
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan C, 4.06%, 3/04/16		304	—	—	304	353,773	—	—	353,773
LIN Television Corp., Term Loan B, 5.00%, 12/21/18	USD	705	345	375	1,425	708,525	346,725	376,875	1,432,125
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,500	2,000	1,325	5,825	2,571,875	2,057,500	1,363,094	5,992,469
Nielsen Finance LLC, Class B Dollar Term Loan, 4.01%, 5/02/16		1,384	675	728	2,787	1,388,016	676,875	730,085	2,794,976
Sinclair Television Group, Inc., Incremental Term Loan B3, 1.00%, 10/28/16		285	140	150	575	283,663	139,343	149,296	572,302
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		1,010	579	589	2,178	1,005,037	576,149	586,102	2,167,288
Univision Communications, Inc., Extended First Lien Term Loan, 4.49%, 3/31/17		2,113	1,034	1,116	4,263	1,962,673	960,620	1,036,492	3,959,785
UPC Broadband Holding B.V., Term Loan U, 4.72%, 12/29/17	EUR	494	209	210	913	645,797	273,794	275,005	1,194,596
UPC Financing Partnership, Term Loan, 4.75%, 12/29/17		165	88	95	348	162,236	86,860	93,409	342,505
UPC Financing Partnership, Term Loan T, 3.77%, 12/30/16	USD	895	415	530	1,840	893,434	414,274	529,072	1,836,780
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		437	218	250	905	435,674	217,837	248,956	902,467
Weather Channel, Term Loan B, 4.25%, 2/13/17		2,103	1,027	1,111	4,241	2,104,648	1,027,556	1,111,817	4,244,021

						48,825,569	24,296,971	25,898,143	99,020,683

Metals & Mining - 2.6%
Novelis, Inc., Term Loan, 4.00%, 3/10/17		2,836	1,420	1,514	5,770	2,821,500	1,413,225	1,506,780	5,741,505
SunCoke Energy, Inc., Term Loan B, 4.00% - 5.25%, 7/26/18		945	448	498	1,891	942,887	446,631	496,256	1,885,774
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		3,289	1,566	1,737	6,592	3,273,740	1,558,824	1,729,179	6,561,743

						7,038,127	3,418,680	3,732,215	14,189,022

Multi-Utilities - 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		329	174	151	654	309,763	163,466	141,943	615,172

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Multiline Retail - 1.4%
99 Cents Only Stores, Term Loan B, 6.00% - 7.00%, 1/11/19	USD	1,135	550	600	2,285	$1,142,298	$553,536	$603,858	$2,299,692
Dollar General Corp., Tranche B-2 Term Loan, 3.00% - 3.33%, 7/07/14		616	270	360	1,246	616,394	270,423	360,609	1,247,426
Hema Holding BV, Second Lien Term Loan, 5.69%, 1/05/17	EUR	—	1,400	—	1,400	—	1,622,741	—	1,622,741
Hema Holding BV, Term Loan B, 2.69%, 7/05/15		399	—	205	604	511,674	—	263,590	775,264
Hema Holding BV, Term Loan C, 3.44%, 7/06/16		399	—	205	604	509,017	—	262,221	771,238
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18	USD	380	185	200	765	376,960	183,520	198,400	758,880

						3,156,343	2,630,220	1,688,678	7,475,241

Oil, Gas & Consumable Fuels - 1.9%
EquiPower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/18		1,590	771	819	3,180	1,494,630	724,669	769,961	2,989,260
Gibson Energy, Term Loan B, 5.75%, 6/15/18		1,791	846	945	3,582	1,792,863	846,629	946,233	3,585,725
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,863	914	980	3,757	1,872,132	919,049	985,077	3,776,258

						5,159,625	2,490,347	2,701,271	10,351,243

Paper & Forest Products - 0.5%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		450	200	250	900	453,375	201,500	251,875	906,750
Verso Paper Finance Holdings LLC, Term Loan, 6.79% - 7.54%, 2/01/13		2,346	—	1,469	3,815	1,173,190	—	734,309	1,907,499

						1,626,565	201,500	986,184	2,814,249

Pharmaceuticals - 3.9%
Aptalis Pharma, Inc., Term Loan B, 0.75% - 5.50%, 2/10/17		2,178	1,040	1,139	4,357	2,159,487	1,030,664	1,128,823	4,318,974
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		353	172	187	712	353,649	171,820	186,833	712,302
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18		1,800	875	950	3,625	1,815,750	882,656	958,313	3,656,719
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		1,353	687	677	2,717	1,344,255	682,012	672,128	2,698,395
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		995	498	498	1,991	993,249	496,624	496,624	1,986,497
Taminco Global Chemical Corp., New Term Loan, 6.25%, 2/15/19		635	305	335	1,275	637,610	306,254	336,377	1,280,241
Valeant Pharmaceuticals International, Add-on Term Loan B, 3.75%, 2/08/19		2,290	1,115	1,210	4,615	2,282,855	1,111,521	1,206,225	4,600,601
Warner Chilcott Corp., Term Loan B-1, 4.25%, 3/15/18		635	318	363	1,316	633,707	316,854	362,118	1,312,679
Warner Chilcott Corp., Term Loan B-2, 4.25%, 3/15/18		318	159	181	658	316,854	158,427	181,059	656,340

						10,537,416	5,156,832	5,528,500	21,222,748

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Professional Services - 1.4%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17	USD	620	132	336	1,088	$621,561	$132,136	$336,482	$1,090,179
Emdeon, Inc., Term Loan B, 6.75%, 11/02/18		1,900	925	1,000	3,825	1,921,717	935,573	1,011,430	3,868,720
Fifth Third Processing Solutions LLC, Term Loan B (First Lien), 4.50%, 11/03/16		1,335	623	712	2,670	1,335,976	623,455	712,521	2,671,952

						3,879,254	1,691,164	2,060,433	7,630,851

Real Estate Investment Trusts (REITs) - 0.7%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		1,830	877	983	3,690	1,821,302	873,021	978,385	3,672,708
Real Estate Management & Development - 0.9%
Mattamy Funding Partnership, Term Loan B, 2.75%, 4/11/13		403	—	226	629	382,400	—	214,517	596,917
Realogy Corp., Delayed Draw Term Loan, 3.25%, 10/10/13		55	27	29	111	52,155	25,194	27,404	104,753
Realogy Corp., Extended Letter of Credit Term Loan, 4.53%, 10/10/16		9	24	45	78	8,118	21,809	41,787	71,714
Realogy Corp., Extended Term Loan B, 4.77%, 10/10/16		2,338	1,133	1,230	4,701	2,168,912	1,051,026	1,140,830	4,360,768

						2,611,585	1,098,029	1,424,538	5,134,152

Road & Rail - 0.8%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		1,057	514	559	2,130	1,067,659	518,721	564,046	2,150,426
RailAmerica, Inc., Term Loan B, 4.00%, 2/27/19		1,030	500	545	2,075	1,027,425	498,750	543,638	2,069,813

						2,095,084	1,017,471	1,107,684	4,220,239

Semiconductors & Semiconductor Equipment - 0.7%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.52%, 12/01/16		848	365	464	1,677	826,286	355,652	451,646	1,633,584
NXP B.V., Term Loan A-2, 5.50%, 3/03/17		1,143	554	599	2,296	1,134,142	549,733	594,309	2,278,184

						1,960,428	905,385	1,045,955	3,911,768

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)				Value
Software - 1.5%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18	USD	555	245	295	1,095	$547,602	$241,734	$291,067	$1,080,403
Datatel, Inc., Term Loan B, 6.25%, 7/19/18		—	—	600	600	—	—	606,252	606,252
Infor Enterprise Solutions Holdings, Inc., Extended Delayed Draw Term Loan, 0.00%, 7/28/15		38	19	21	78	37,297	18,648	20,344	76,289
Infor Enterprise Solutions Holdings, Inc., Extended Initial Term Loan, 1.00%, 7/28/15		72	36	39	147	70,228	35,114	38,306	143,648
Infor Enterprise Solutions Holdings, Inc., Extended Initial Term Loan, 1.00%, 7/28/15	EUR	425	205	225	855	533,669	257,417	282,531	1,073,617
Rovi Corp., Tranche B Term Loan, 4.00%, 2/07/18	USD	993	496	546	2,035	991,259	495,630	545,193	2,032,082
Sophia, LP, Term Loan B, 6.25%, 7/19/18		1,150	555	—	1,705	1,161,983	560,783	—	1,722,766
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		678	332	356	1,366	672,388	328,832	353,372	1,354,592

						4,014,426	1,938,158	2,137,065	8,089,649

Specialty Retail - 4.6%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,700	900	900	3,500	1,699,813	899,901	899,901	3,499,615
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		135	65	70	270	134,421	64,721	69,700	268,842
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		910	407	455	1,772	909,625	406,937	454,812	1,771,374
Claire’s Stores, Inc., Term Loan B, 2.99% - 3.30%, 5/29/14		436	212	232	880	412,597	200,827	219,642	833,066
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		1,770	895	940	3,605	1,764,761	892,351	937,218	3,594,330
Gymboree Corp., Term Loan B, 5.00%, 2/23/18		650	310	345	1,305	611,162	291,477	324,386	1,227,025
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		659	283	372	1,314	650,545	278,770	366,867	1,296,182
Michaels Stores, Inc., Extended Term Loan B3, 5.13%, 7/29/16		736	223	392	1,351	731,634	221,228	389,800	1,342,662
Michaels Stores, Inc., Term Loan B-2, 5.13%, 7/29/16		1,470	791	711	2,972	1,461,262	786,045	706,910	2,954,217
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		2,048	992	1,080	4,120	2,038,102	987,447	1,075,043	4,100,592
Toys ‘R’ Us Delaware, Inc., Term Loan B1, 6.00%, 9/01/16		1,734	813	921	3,468	1,736,121	813,815	922,306	3,472,242
Toys ‘R’ Us Delaware, Inc., Term Loan B2, 5.25%, 5/25/18		397	199	298	894	392,288	196,144	294,216	882,648

						12,542,331	6,039,663	6,660,801	25,242,795

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

		FRA		DVF		FRB		Pro Forma Combined Fund (DVF and FRB into FRA)		FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Floating Rate Loan Interests (b)		Par (000)								Value
Wireless Telecommunication Services - 2.3%
Crown Castle International Corp., Term Loan B, 4.00%, 1/25/19	USD	2,060		985		1,075		4,120		$2,050,627	$980,518	$1,070,109	$4,101,254
MetroPCS Wireless, Inc., Term Loan B-3, 4.00% - 4.06%, 3/16/18		246		148		147		541		244,229	146,784	145,551	536,564
MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.07% - 4.13%, 11/03/16		976		501		476		1,953		967,724	496,666	472,207	1,936,597
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (g)		722		206		309		1,237		720,070	205,734	308,602	1,234,406
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		2,093		1,211		1,211		4,515		2,093,387	1,211,003	1,211,003	4,515,393

										6,076,037	3,040,705	3,207,472	12,324,214

Total Floating Rate Loan Interests - 107.0%										290,468,470	141,709,603	153,618,544	585,796,617

Other Interests (i)		Beneficial Interest (000)
Auto Components - 0.0%
Intermet Liquidating Trust, Class A (c)		—		256		—		256		—	—	—	—
Chemicals - 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		4,750		3,000		2,000		9,750		48	30	20	98
Diversified Financial Services - 0.3%
J.G. Wentworth LLC Preferred Equity Interests (c)		—	(j)	—	(j)	—	(j)	—	(j)	711,907	620,752	311,526	1,644,185
Hotels, Restaurants & Leisure - 0.0%
Buffets, Inc. (c)		—		360		—		360		—	4	—	4
Household Durables - 0.2%
Stanley Martin, Class B Membership Units		—		1		—		1		—	1,206,250	—	1,206,250

Total Other Interests - 0.5%										711,955	1,827,036	311,546	2,850,537

Preferred Securities		Shares
Preferred Stocks
Diversified Financial Services - 0.0%
Ally Financial, Inc. (a)		—		50		—		50		—	43,384	—	43,384

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Preferred Securities	Shares				Value
Trust Preferred - 0.0%
Diversified Financial Services - 0.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)(n)	—	79	—	79	—	$73,913	—	$73,913

Total Preferred Securities - 0.0%					—	117,297	—	117,297

Warrants (k)
Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	—	304	—	304	—	—	—	—
Software - 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	—	357	—	357	—	—	—	—
HMH Holdings/EduMedia (Expires 3/09/17)	11,690	4,970	5,330	21,990	—	—	—	—

					—	—	—	—

Total Warrants - 0.0%					—	—	—	—

Total Long-Term Investments (Cost - $718,567,049) - 128.9%					$350,269,669	171,554,843	$183,712,687	705,537,199

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (l)(m)	3,253,818	1,820,693	2,382,746	7,457,257	3,253,818	1,820,693	2,382,746	7,457,257

Total Short-Term Securities (Cost - $7,457,257) - 1.4%					3,253,818	1,820,693	2,382,746	7,457,257

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Schedule of Investments for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Option Purchased	Contracts
Over-the-Counter Call Option
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA	20	13	11	44	—	—	—	—

Total Option Purchased (Cost - $43,022) - 0.0%					—	—	—	—

Total Investments (Cost - $726,067,328) - 130.3%					$353,523,487	$173,375,536	$186,095,433	$712,994,456
Liabilities in Excess of Other Assets - (30.3)%					(80,871,597)	(40,975,549)	(42,322,482)	(165,814,318	) (p)

Net Assets - 100.0%					$272,651,890	$132,399,987	$143,772,951	$547,180,138

*	As of February 29, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	FRA	DVF	FRB	Pro Forma Combined Fund (DVF and FRB into FRA)
Tax cost	$356,083,778	$178,945,341	$187,213,524	$722,242,643

Gross unrealized appreciation	$7,938,098	$3,784,963	$4,017,650	$15,740,711
Gross unrealized depreciation	(10,498,389)	(9,354,768)	(5,135,741)	(24,988,898)

Net unrealized depreciation	$(2,560,291)	$(5,569,805)	$(1,118,091)	$(9,248,187)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Restricted security as to resale. As of report date the Pro Forma Combined Fund held 0.8% of its net assets, with a current value of $4,249,977 and an original cost of $775,542 in this security.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley Co.	$267,151	$7,151

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Amount is less than $500.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Fund	Shares Held at February 28, 2011	Net Activity	Shares Held at February 29, 2012	Income
BlackRock Liquidity Funds,	FRA	2,358,167	895,651	3,253,818	$2,563
TempFund, Institutional Class	DVF	3,037,317	(1,216,624)	1,820,693	$1,426
	FRB	2,714,267	(331,521)	2,382,746	$1,960

	Pro Forma Combined Fund (DVF and FRB into FRA)	8,109,751	(652,494)	7,457,257	$5,949

(m)	Represents the current yield as of report date.
(n)	Convertible security.
(o)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(p)	Reflects pro forma adjustments of $1,644,690 of which $830,000 is due to the charge for estimated reorganization expenses of $230,000, $300,000 and $300,000 attributable to FRA, DVF and FRB, respectively, and $814,690 is due to the distribution of undistributed net investment income attributable to FRB.
•	Foreign currency exchange contracts as of February 29, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 203,186	CAD 207,500	Royal Bank of Scotland Plc	4/11/2012	$(6,340)
USD 2,395,189	GBP 1,562,500	UBS AG	4/11/2012	(89,886)
USD 983,369	GBP 641,500	UBS AG	4/11/2012	(36,904)
USD 878,364	GBP 573,000	UBS AG	4/11/2012	(32,963)
EUR 250,000	USD 336,583	Deutsche Bank AG	4/18/2012	(3,443)
EUR 410,000	USD 543,569	Deutsche Bank AG	4/18/2012	2,781
EUR 312,000	USD 406,665	Royal Bank of Scotland Plc	4/18/2012	9,094
EUR 189,000	USD 250,572	Deutsche Bank AG	4/18/2012	1,282
EUR 198,000	USD 258,076	Royal Bank of Scotland Plc	4/18/2012	5,771
EUR 218,000	USD 288,382	Citibank NA	4/18/2012	2,116
EUR 213,000	USD 282,391	Deutsche Bank AG	4/18/2012	1,444
USD 5,965,860	EUR 4,644,500	Citibank NA	4/18/2012	(223,218)
USD 543,822	EUR 410,000	Citibank NA	4/18/2012	(2,528)
USD 3,766,154	EUR 2,932,000	Citibank NA	4/18/2012	(140,914)
USD 397,919	EUR 300,000	Citibank NA	4/18/2012	(1,850)
USD 3,065,459	EUR 2,386,500	Citibank NA	4/18/2012	(114,697)
USD 285,175	EUR 215,000	Citibank NA	4/18/2012	(1,326)

Total				$(631,581)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Statement of Assets and Liabilities for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Adjustments		Pro Forma Combined Fund (DVF and FRB into FRA)
Assets
Investments at value - unaffiliated (1)	$350,269,669	$171,554,843	$183,712,687	$—		$705,537,199
Investments at value - affiliated (2)	3,253,818	1,820,693	2,382,746	—		7,457,257
Cash	8,173	50,310	8,173	—		66,656
Foreign currency at value (3)	17,751	16,791	243,187	—		277,729
Investments sold receivable	12,150,475	6,817,838	5,781,774	—		24,750,087
Interest receivable	894,417	421,713	1,189,686	—		2,505,816
Principal paydown receivable	1,496,277	755,147	765,743	—		3,017,167
Unrealized appreciation on foreign currency exchange contracts	11,875	7,053	3,560	—		22,488
Prepaid expenses	6,103	8,227	16,929	—		31,259

Total assets	368,108,558	181,452,615	194,104,485	—		743,665,658

Liabilities
Loan payable	78,000,000	40,000,000	41,000,000	—		159,000,000
Investments purchased payable	16,590,429	8,633,751	8,839,049	—		34,063,229
Unrealized depreciation on foreign currency exchange contracts	325,415	179,668	148,986	—		654,069
Interest expense payable	127,051	18,359	66,295	—		211,705
Investment advisory fees payable	206,092	101,252	108,236	—		415,580
Deferred income	7,908	3,863	4,161	—		15,932
Income dividends payable	73,968	37,493	37,907	814,690	(5)	964,058
Officer’s and Directors’ fees payable	15,585	7,874	281	—		23,740
Reorganization expenses payable	—	—	—	830,000	(6)	830,000
Other accrued expenses payable	110,220	70,368	126,619	—		307,207

Total liabilities	95,456,668	49,052,628	50,331,534	1,644,690		196,485,520

Net Assets	$272,651,890	$132,399,987	$143,772,951	$(1,644,690)		$547,180,138

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Statement of Assets and Liabilities for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

As of February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Adjustments		Pro Forma Combined Fund (DVF and FRB into FRA)
Net Assets Consist of
Paid-in capital (4)	$349,984,847	$229,202,981	$199,569,197	$(830,000	)(6)	$777,927,025
Undistributed (distributions in excess of) net investment income	104,370	(533,657)	814,690	(814,690	)(5)	(429,287)
Accumulated net realized loss	(73,186,170)	(88,649,784)	(54,801,468)	—		(216,637,422)
Net unrealized appreciation/depreciation	(4,251,157)	(7,619,553)	(1,809,468)	—		(13,680,178)

Net Assets	$272,651,890	132,399,987	$143,772,951	$(1,644,690)		$547,180,138

Net asset value per share	$14.76	$10.68	$13.60			$14.75

(1) Investments at cost - unaffiliated	$354,213,500	$179,013,961	$185,382,610	$—		$718,610,071

(2) Investments at cost - affiliated	$3,253,818	$1,820,693	$2,382,746	$—		$7,457,257

(3) Foreign currency at cost	$17,503	$16,557	$240,452	$—		$274,512

(4) Shares outstanding, 200 million shares authorized, par value $0.10 per share	18,467,299	12,401,086	10,574,327	(4,349,732	)(7)	37,092,980

(5)	Reflects the distribution of undistributed net investment income of $814,690 attributable to FRB.
(6)	Reflects the charge for estimated reorganization expenses of $230,000, $300,000 and $300,000 attributable to FRA, DVF and FRB, respectively.
(7)	Reflects the capitalization adjustments giving the effect of the transfer of shares of FRA, which DVF and FRB shareholders will receive as if the Reorganization had taken place on February 29, 2012. The foregoing should not be relied upon to reflect the number of shares of FRA that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements.

Pro Forma Condensed Combined Consolidated Statement of Operations for

Floating Rate Income Strategies Fund, Inc. (“FRA”), Diversified Income Strategies Fund, Inc. (“DVF”) and

Floating Rate Income Strategies Fund II, Inc. (“FRB”)

For the Twelve Months Ended February 29, 2012 (Unaudited)

	FRA	DVF	FRB	Adjustments		Pro Forma Combined Fund (DVF and FRB into FRA)(1)
Investment Income
Interest	$22,558,397	$11,048,555	$11,814,115	$—		$45,421,067
Dividends - unaffiliated	28,114	14,917	13,532	—		56,563
Dividends - affiliated	2,563	1,426	1,960	—		5,949

Total income	22,589,074	11,064,898	11,829,607	—		45,483,579

Expenses
Investment advisory	2,710,813	1,344,722	1,433,067	—		5,488,602
Borrowing costs	302,012	121,998	146,485	—		570,495
Professional	253,282	161,150	142,662	(227,532	)(2)	329,562
Custodian	121,255	71,021	73,971	—		266,247
Printing	53,702	27,135	20,668	(23,720	)(2)	77,785
Accounting services	62,515	35,903	42,331	(33,030	)(2)	107,719
Officer and Directors	30,972	14,779	15,985	—		61,736
Registration	9,913	9,242	9,372	(9,080	)(2)	19,447
Transfer agent	39,267	28,409	25,440	(53,849	)(2)	39,267
Miscellaneous	50,878	33,503	29,132	(56,617	)(2)	56,896

Total expenses excluding interest expense	3,634,609	1,847,862	1,939,113	(403,828)		7,017,756
Interest expense	871,057	453,152	464,698	—		1,788,907

Total expenses	4,505,666	2,301,014	2,403,811	(403,828)		8,806,663
Less fees waived by advisor	(1,435)	(815)	(1,090)	—		(3,340)

Total expenses after fees waived	4,504,231	2,300,199	2,402,721	(403,828)		8,803,323

Net investment income	18,084,843	8,764,699	9,426,886	403,828		36,680,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,082,762)	(1,619,638)	(1,950,218)	—		(7,652,618)
Foreign currency transactions	143,889	39,885	501,271	—		685,045

	(3,938,873)	(1,579,753)	(1,448,947)	—		(6,967,573)

Net change in unrealized appreciation/depreciation on:
Investments	(5,954,723)	(2,441,724)	(3,643,714)	—		(12,040,161)
Foreign currency transactions	18,414	(1,194)	30,717	—		47,937
Unfunded loan commitments	(20,177)	(26,247)	(29,966)	—		(76,390)

	(5,956,486)	(2,469,165)	(3,642,963)	—		(12,068,614)

Total realized and unrealized gain (loss)	(9,895,359)	(4,048,918)	(5,091,910)	—		(19,036,187)

Net Increase in Net Assets Resulting from Operations	$8,189,484	$4,715,781	$4,334,976	$403,828		$17,644,069

(1)	This Pro Forma Condensed Combined Consolidated Statement of Operations excludes non-recurring aggregate estimated reorganization expenses of $230,000, $300,000 and $300,000 attributable to FRA, DVF and FRB, respectively.
(2)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of accounting, legal, printing and other services.

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements

Notes to Pro Forma Condensed Combined Consolidated Financial Statements

As of February 29, 2012 (Unaudited)

NOTE 1 — Basis of Combination:

The Boards of Directors (the “Boards”), of BlackRock Diversified Income Strategies Fund, Inc. (“DVF”), and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB” and together with DVF, each a “Target Fund” and, collectively the “Target Funds”) and BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA” or the “Acquiring Fund” and together with the Target Funds the “Fund” or the “Funds”) at a meeting held on May 22-23, 2012 approved two separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the “Reorganizations”). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined consolidated schedule of investments and condensed combined consolidated statement of assets and liabilities reflect the financial position of the Funds at February 29, 2012. The unaudited pro forma condensed combined consolidated statement of operations reflects the results of operations of the Funds for the twelve months ended February 29, 2012. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). As of February 29, 2012, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of FRA. It is not anticipated that FRA will sell any securities of the Target Funds acquired in the Reorganizations other than in the ordinary course of business. The fiscal year end for FRA and DVF is August 31 and the fiscal year end for FRB is February 29.

The accompanying pro forma condensed combined consolidated financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on February 29, 2012. Following the Reorganizations, FRA will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay $100,000 of FRA’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
FRA	DVF	FRB
$330,000	$300,000	$300,000

NOTE 2 — Basis of Consolidation:

The accompanying pro forma condensed combined consolidated financial statements include the following accounts of FRA JGW SPV, LLC; DVF JGW SPV, LLC; DVF (S-MARTIN) SPV, LLC; and FRB JGW SPV,

LLC (the “Taxable Subsidiaries”), all of which are wholly owned taxable subsidiaries of each Fund. The Taxable Subsidiaries enable the Funds to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiaries are taxable to such subsidiaries. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the pro forma condensed combined consolidated statement of operations. The Funds may invest up to 25% of their total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Funds.

NOTE 3 — FRA Fund Valuation:

US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value

Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 4 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of FRA that would have been issued at February 29, 2012 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued is equal to the net asset value of the shares of DVF and FRB, as of February 29, 2012, divided by the net asset value per share of the shares of FRA as of February 29, 2012. The pro forma number of common shares outstanding for the combined Fund consists of the following at February 29, 2012:

Additional Common Shares Assumed Issued in Each Reorganization
Total Outstanding FRA Shares Pre-Combination	DVF	FRB	Total Outstanding FRA Shares Post-Combination
18,467,299	8,954,973	9,670,708	37,092,980

NOTE 5 — Pro Forma Operating Expenses:

The pro forma condensed combined consolidated statement of operations for the twelve-month period ending February 29, 2012, as adjusted, giving effect to the Reorganizations reflect changes in expenses of FRA as if the Reorganizations were consummated on March 1, 2011. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 6 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganizations, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. If both Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S.

federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

NOTE 7 — Pro Forma Calculation:

The accompanying pro forma condensed combined consolidated financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 8 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined consolidated financial statements.

APPENDIX C

PROXY VOTING POLICIES

FOR THE BLACKROCK U.S. REGISTERED FUNDS

PROXY VOTING POLICIES—BLACKROCK U.S. REGISTERED FUNDS

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their stockholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ stockholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any stockholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance stockholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing stockholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to stockholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing stockholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to stockholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than stockholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to stockholders.

F. Environmental and Social Issues

These are stockholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent stockholders and oversee management on stockholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any stockholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio each Fund may engage in Strategic Transactions. Each Fund may engage in such activities in the Advisors discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. Each Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities

Each Fund may purchase put and call options and sell covered call options on securities. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect a Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect a Fund’s against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When a Fund sells call options, it receives a premium as the seller of the option. The premium that a Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Each Fund may engage in options transactions on exchanges and in the over-the-counter markets. Transactions in exchange-listed options and over-the-counter options (“OTC Options”) are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

A Fund’s ability to close out its position of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are transacted with dealers, financial institutions or other counterparties which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

D-1

Futures Contracts And Related Options

Characteristics. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. A Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations each Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. Each Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements. Futures contracts and listed or OTC options on securities sold by the Funds are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if a Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in a Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of a Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to successfully utilize Strategic Transactions will depend on the Investment Advisor’s and the Sub-Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that a Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations. Each Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

D-2